UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23039

Virtus Diversified Income & Convertible Fund

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Kathryn L. Santoro, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code:1-866-270-7788

Date of fiscal year end: January 31

Date of reporting period: January 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ANNUAL REPORT
January 31, 2026

Virtus Artificial Intelligence & Technology Opportunities Fund (AIO)
Virtus Convertible & Income Fund (NCV)
Virtus Convertible & Income Fund II (NCZ)
Virtus Diversified Income & Convertible Fund (ACV)
Virtus Dividend, Interest & Premium Strategy Fund (NFJ)
Virtus Equity & Convertible Income Fund (NIE)
Not FDIC Insured • No Bank Guarantee • May Lose Value

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN
The Board of Trustees (the “Board,” or the “Trustees”) of the Virtus Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus Diversified Income & Convertible Fund (“ACV”), Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”), and Virtus Equity & Convertible Income Fund (“NIE”) (each individually a “Fund” or collectively “Funds”) have adopted a Managed Distribution Plan (the “Plan”). The Plan currently provides for AIO and ACV to make a monthly distribution at a rate of $0.15 per share and $0.18 per share, respectively; and for NFJ and NIE to make quarterly distributions at a rate of $0.305 per share and $0.50 per share, respectively. Under the terms of the Plan, the Funds seek to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.
If a Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
You should not draw any conclusions about a Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Plan.
The amounts and sources of distributions reported in a Fund’s notices issued pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Funds will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.
Information on each Fund is available through the closed-end fund section on the web at www.Virtus.com. Section 19(a) notices are posted on the website at:

https://www.virtus.com/AIO
https://www.virtus.com/ACV
https://www.virtus.com/NFJ
https://www.virtus.com/NIE

MESSAGE TO SHAREHOLDERS

To Virtus Closed-End Fund Shareholders:
I am pleased to present this annual report, which reviews the performance of your Fund for the fiscal year ended January 31, 2026.
The 12-month period offered a tale of two markets. Conditions were volatile early in the fiscal year due to new tariffs, policy uncertainty, and geopolitical turbulence. But after the passage of a major bill and additional clarity around tariffs, risk assets across equities, convertible securities, and high yield bonds generally performed strongly for the rest of the period. The Federal Reserve lowered its benchmark interest rate three times during the period as inflation appeared to be trending lower. Corporate earnings were buoyed by the growth of artificial intelligence and a stronger economy.
Domestic and international equity indexes posted double-digit returns for the 12 months ended January 31, 2026. U.S. large-capitalization stocks returned 16.35%, as measured by the S&P 500® Index, while small-cap stocks were up 15.81%, as measured by the Russell 2000® Index. Convertible securities, as measured by the ICE BofA U.S. Convertibles Index, returned 20.22%. International equities were up sharply for the 12 months, with developed markets, as measured by the MSCI EAFE® Index (net), returning 31.18%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), gained 42.84%.
In fixed income markets, the yield on the 10-year Treasury was 4.26% on January 31, 2026, down from 4.58% on January 31, 2025. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was up 6.85% for the 12-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, returned 7.70%.
If you have any questions about your Fund or require assistance, please call our shareholder service team at 1-866-270-7788. We appreciate your business and remain committed to your long-term financial success.
Sincerely,

George R. Aylward
President and Chief Executive Officer, Virtus Closed-End Funds
March 2026
Refer to the Manager’s Discussion section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

Artificial Intelligence & Technology Opportunities Fund (AIO)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2026
About the Fund:
Artificial Intelligence & Technology Opportunities Fund’s (NYSE: AIO) (the “Fund”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to borrow at short-term rates and seek to invest at higher yields on its investments. As of January 31, 2026, the Fund’s leverage consisted of $130 million of borrowings made pursuant to margin financing and/or securities lending, which represented approximately 13% of the Fund’s total assets.
Manager Comments - Voya Investment Management Co. LLC (“Voya IM”)
Voya IM manages the Fund. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity, and multi-asset platforms, including private markets and alternatives. The following commentary is provided by the portfolio team at Voya IM.
How did the markets perform during the Fund’s fiscal year ended January 31, 2026?
Global equities were higher for the 12-month period, with major indexes hitting all-time highs throughout the second half of the fiscal year. The period began against a backdrop of heightened market volatility. This was due to tariff-related policy uncertainty, questions over the sustainability of artificial intelligence (“AI”) capital expenditures, and inconsistent corporate earnings results. From early April onward, equities staged a sustained rally that carried through year end. Positive economic data, strong earnings, and renewed AI optimism were among the tailwinds for equity markets. The resumption of the Federal Reserve’s (the “Fed’s”) interest rate cuts, as well as pro-business policies from the Trump administration, contributed to positive investor sentiment.
U.S. corporate bonds posted gains for the period, with both investment grade and high yield bonds outperforming U.S. Treasuries. Overall, credit spreads narrowed modestly, reversing part of the widening seen in April after the White House’s imposition of global tariffs. Spread refers to the additional yield the market demands from lower-rated bonds versus higher-quality bonds. High yield bonds rose the most, helped by their shorter maturities relative to investment grade bonds. This proved beneficial as yields at the short end of the Treasury yield curve saw the largest declines during the period.
What factors affected the Fund’s performance during its fiscal year?
For the 12 months ended January 31, 2026, the Fund’s net asset value (“NAV”) returned 19.83%, while its market price returned 2.86%. For the same period, the Fund’s composite benchmark, which consists of 50% MSCI All Country World Index (net) (representing equities) and 50% ICE BofA U.S. Convertibles Index (representing convertible securities), returned 21.07%. The underlying indexes returned 21.87% for equities and 20.22% for convertible securities.
The Fund delivered consistent income and a positive total return for the 12-month period. The portfolio benefited from strength across risk assets.
Sector exposures that contributed to absolute performance for the period included information technology and industrials. Top contributors included positions in a technology hardware and storage solutions company, a leading AI graphics processing unit semiconductor company, and an electronics manufacturing services provider.
Sector exposures that detracted from relative performance during the period included financials and health care. The Fund’s positions in a collaboration application software company, a managed health provider, and networking hardware company were the top absolute detractors for the period.
Managed Distribution Plan
As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the “Plan”) pursuant to which the Fund makes a monthly distribution at a rate of $0.15 per share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the Plan did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

Artificial Intelligence & Technology Opportunities Fund (AIO)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2026
Average Annual Total Returns1 for periods ended 1/31/26

	1 Year	5 Years	Since Inception 10/31/19
Market Value[1,2]	2.86%	8.91%	14.24%
Net Asset Value[1,2]	19.83%	9.24%	15.27%
Composite: 50% MSCI All Country World Index (net)/ 50% ICE BofA U.S. Convertibles Index[1,3]	21.07%	8.69%	12.79%[4]
MSCI All Country World Index (net)[1,3]	21.87%	11.95%	13.08%[4]
ICE BofA U.S. Convertibles Index[1,3]	20.22%	5.37%	12.32%[4]
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund made on October 31, 2019 (inception date of the Fund) for the years indicated. For comparison, the same investment is shown in the indicated index.

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and
Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
[4]	The since inception index return is from the Fund’s inception date.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

Convertible & Income Fund (NCV)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2026
About the Fund:
Virtus Convertible & Income Fund’s (NYSE: NCV) (the “Fund”) investment objective is to provide total return through a combination of capital appreciation and high current income. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to have a blended capital structure combining long-term fixed rates and short-term variable rates which allows the Fund to seek to enhance the yields on its investments. As of January 31, 2026, the Fund’s leverage consisted of $200 million of borrowings made pursuant to a combination of cumulative preferred shares, mandatory redeemable preferred shares, margin financing and/or securities lending, which represented approximately 33% of the Fund’s total assets.
Manager Comments - Voya Investment Management Co. LLC (“Voya IM”)
Voya IM manages the Fund. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity, and multi-asset platforms, including private markets and alternatives. The following commentary is provided by the portfolio team at Voya IM.
How did the markets perform during the Fund’s fiscal year ended January 31, 2026?
Risk assets advanced during the reporting period, driven by better-than-expected corporate earnings, continued economic expansion, moderating inflation, and artificial intelligence (“AI”)-related tailwinds. Easing trade tensions, further clarity around government policy with the One Big Beautiful Bill Act signed into law, and a notable shift in stance from the U.S. Federal Reserve (the “Fed”) were also sources of market strength.
Convertible securities and high yield bonds finished higher for the 12 months ended January 31, 2026, with the ICE BofA U.S Convertibles Index returning 20.22% and the ICE BofA U.S. High Yield Index returning 7.54%.
Convertible securities were positively impacted by underlying stock price strength and record new issuance, with all sectors finishing higher for the fiscal year.
Regarding high yield bonds, industry gains were also widespread. The highest quality bonds outperformed, new issuance was strong, and the trailing 12-month default rate remained low.
What factors affected the Fund’s performance during its fiscal year?
For the fiscal year ended January 31, 2026, the Fund’s net asset value (“NAV”) returned 24.01%, while its market price returned 23.27%. For the same period, the Fund’s composite benchmark, which consists of 60% ICE BofA U.S. Convertibles Index (representing convertible securities) and 40% ICE BofA U.S. High Yield Index (representing high yield bonds), returned 15.06%. The underlying indexes returned 20.22% for convertible securities and 7.54% for high yield bonds.
The Fund delivered consistent income and a positive total return for the 12-month period. The portfolio benefited from strength across risk assets including convertible securities and high yield bonds.
Within convertible securities, most sectors finished higher, led by technology, industrials, and health care. Hardware positioning was the primary source of strength in technology, though software and electronics exposure also benefited. The industrials sector was aided by gains in a fuel cell developer and an airframe manufacturer. Pharmaceuticals exposure was the largest driver in health care, with additional gains from issues in health facilities and health services. Conversely, two sectors—consumer staples and consumer discretionary—detracted from performance due to weakness in a pet food distributor and the recreation & travel industry, respectively.
With respect to the high yield allocation, most industries finished higher and contributed to performance for the period. Financial services, energy, and automotive had the greatest effect on the portfolio. Within financial services, consumer lending holdings posted the strongest results. Gains in energy were broad, with positions in natural gas, fuel distribution, and petroleum refining having the largest impact. Several component manufacturers drove performance within the automotive sector. Forestry/paper, theaters & entertainment, and hotels detracted from performance during the period. Within forestry/paper, a pulp mill operator lagged, while weakness in theaters & entertainment was driven by an issue from a concert and event promoter. A timeshare operator was the primary source of weakness within hotels.
Level Distribution Practice
The Fund has a practice of seeking to maintain a specified level of monthly distributions to holders of common shares, which may be changed at any time. As a result of this practice, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the practice did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

Convertible & Income Fund (NCV)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2026
Average Annual Total Returns1 for periods ended 1/31/26

	1 Year	5 Years	10 Years
Market Value[1,2]	23.27%	4.40%	9.92%
Net Asset Value[1,2]	24.01%[3]	3.00%	8.87%
Composite: 60% ICE BofA U.S. Convertibles Index/ 40% ICE BofA U.S. High Yield Index[1,4]	15.06%	5.10%	10.18%
ICE BofA U.S. Convertibles Index[1,4]	20.22%	5.37%	12.44%
ICE BofA U.S. High Yield Index[1,4]	7.54%	4.52%	6.67%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and
Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

[3]
Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV calculated on that business day. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.

[4]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

Convertible & Income Fund II (NCZ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2026
About the Fund:
Convertible & Income Fund II’s (NYSE: NCZ) (the “Fund”) investment objective is to provide total return through a combination of capital appreciation and high current income. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to have a blended capital structure combining long-term fixed rates and short-term variable rates which allows the Fund to seek to enhance the yields on its investments. As of January 31, 2026, the Fund’s leverage consisted of $156 million of borrowings made pursuant to a combination of cumulative preferred shares, mandatory redeemable preferred shares, margin financing and/or securities lending, which represented approximately 33% of the Fund’s total assets.
Manager Comments - Voya Investment Management Co. LLC (“Voya IM”)
Voya IM manages the Fund. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity, and multi-asset platforms, including private markets and alternatives. The following commentary is provided by the portfolio team at Voya IM.
How did the markets perform during the Fund’s fiscal year ended January 31, 2026?
Risk assets advanced during the reporting period, driven by better-than-expected corporate earnings, continued economic expansion, moderating inflation, and artificial intelligence (“AI”)-related tailwinds. Easing trade tensions, further clarity around government policy with the One Big Beautiful Bill Act signed into law, and a notable shift in stance from the U.S. Federal Reserve (the “Fed”) were also sources of market strength.
Convertible securities and high yield bonds finished higher for the 12 months ended January 31, 2026, with the ICE BofA U.S. Convertibles Index returning 20.22% and the ICE BofA U.S. High Yield Index returning 7.54%.
Convertible securities were positively impacted by underlying stock price strength and record new issuance, with all sectors finishing higher for the fiscal year.
Regarding high yield bonds, industry gains were also widespread. The highest quality bonds outperformed, new issuance was strong, and the trailing 12-month default rate remained low.
What factors affected the Fund’s performance during its fiscal year?
For the fiscal year ended January 31, 2026, the Fund’s net asset value (“NAV”) returned 24.86%, while its market price returned 23.45%. For the same period, the Fund’s composite benchmark, which consists of 60% ICE BofA U.S. Convertibles Index (representing convertible securities) and 40% ICE BofA U.S. High Yield Index (representing high yield bonds), returned 15.06%. The underlying indexes returned 20.22% for convertible securities and 7.54% for high yield bonds.
The Fund delivered consistent income and a positive total return for the 12-month period. The portfolio benefited from strength across risk assets including convertible securities and high yield bonds.
Within convertible securities, most sectors finished higher, led by technology, industrials, and health care. Hardware positioning was the primary source of strength in technology, though software and electronics exposure also benefited. The industrials sector was aided by gains in a fuel cell developer and an airframe manufacturer. Pharmaceuticals exposure was the largest driver in health care, with additional gains from issues in health facilities and health services. Conversely, one sector—consumer staples—detracted from performance due to weakness in a pet food distributor.
With respect to the high yield allocation, most industries finished higher and contributed to performance for the period. Financial services, energy, and automotive had the greatest effect on the portfolio. Within financial services, consumer lending holdings posted the strongest results. Gains in energy were broad, with positions in natural gas, fuel distribution, and petroleum refining having the largest impact. Several component manufacturers drove performance within the automotive sector. Forestry/paper, theaters & entertainment, and hotels detracted from performance during the period. Within forestry/paper, a pulp mill operator lagged, while weakness in theaters & entertainment was driven by an issue from a concert and event promoter. A timeshare operator was the primary source of weakness within hotels.
Level Distribution Practice
The Fund has a practice of seeking to maintain a specified level of monthly distributions to holders of common shares, which may be changed at any time. As a result of this practice, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the practice did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

Convertible & Income Fund II (NCZ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2026
Average Annual Total Returns1 for periods ended 1/31/26

	1 Year	5 Years	10 Years
Market Value[1,2]	23.45%	4.96%	9.87%
Net Asset Value[1,2]	24.86%	3.03%	8.86%
Composite: 60% ICE BofA U.S. Convertibles Index/ 40% ICE BofA U.S. High Yield Index[1,3]	15.06%	5.10%	10.18%
ICE BofA U.S. Convertibles Index[1,3]	20.22%	5.37%	12.44%
ICE BofA U.S. High Yield Index[1,3]	7.54%	4.52%	6.67%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and
Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

Diversified Income & Convertible Fund (ACV)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2026
About the Fund:
Diversified Income & Convertible Fund’s (NYSE: ACV) (the “Fund”) investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss. There is no guarantee that the Fund will achieve its investment objective.
The Fund has a blended capital structure combining long-term fixed rates and short-term variable rates which enable the Fund to seek to enhance the returns and yields on its investments. As of January 31, 2026, the Fund’s leverage consisted of $105 million of borrowings made pursuant to long-term senior notes and margin loan financing, which represented approximately 28% of the Fund’s total assets.
Manager Comments - Voya Investment Management Co. LLC (“Voya IM”)
Voya IM manages the Fund. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity, and multi-asset platforms, including private markets and alternatives. The following commentary is provided by the portfolio team at Voya IM.
How did the markets perform during the Fund’s fiscal year ended January 31, 2026?
Risk assets advanced during the reporting period, driven by better-than-expected corporate earnings, continued economic expansion, moderating inflation, and artificial intelligence (“AI”)-related tailwinds. Easing trade tensions, further clarity around government policy with the One Big Beautiful Bill Act signed into law, and a notable shift in stance from the U.S. Federal Reserve (the “Fed”) were also sources of market strength.
Equities, convertible securities, and high yield bonds finished higher for the 12 months ended January 31, 2026, with the S&P 500® Index returning 16.35%, the ICE BofA U.S. Convertibles Index returning 20.22%, and the ICE BofA U.S. High Yield Index returning 7.54%.
Equities made fresh all-time highs due to easing inflation and expected interest rate cuts. Resilient economic growth and strong earnings offset periodic trade and geopolitical volatility.
Convertible securities were positively impacted by underlying stock price strength and record new issuance, with all sectors finishing higher for the fiscal year.
Regarding high yield bonds, industry gains were also widespread. The highest quality bonds outperformed, new issuance was strong, and the trailing 12-month default rate remained low.
What factors affected the Fund’s performance during its fiscal year?
For the fiscal year ended January 31, 2026, the Fund’s net asset value (“NAV”) returned 23.94%, while its market price returned 35.53%. For the same period, the Fund’s composite benchmark, which consists of 50% ICE BofA U.S. Convertibles Index (representing convertible securities), 25% ICE BofA U.S. High Yield Index (representing high yield bonds), and 25% Russell 1000® Growth Index (representing equities), returned 15.70%. The underlying indexes returned 20.22% for convertible securities, 7.54% for high yield bonds, and 14.50% for equities.
The Fund delivered consistent income and a positive total return for the 12-month period. The portfolio benefited from strength across risk assets including equities, convertible securities, and high yield bonds.
Top contributors to performance for the fiscal year all benefited from elevated demand related to data center buildout. Several data storage companies saw profit margin expansion and higher cash flow stemming from strong pricing power. A fuel cell developer gained on several high-profile contract wins and a rapidly expanding contract pipeline, and an optical components producer delivered earnings growth above expectations due to record shipments. A semiconductor manufacturer benefited from surging hyperscaler capital expenditure and the successful rollout of its next-generation microchips.
Top detractors for the period included a health insurance company that suspended earnings guidance, and several software holdings that were pressured by concerns about the disruptive effect of AI. A cruise line operator delivered strong operating results but faced investor scrutiny due to uncertainty about the macroeconomy and consumer spending, and a pet food distributor declined on slowing earnings and downward revisions in guidance.
Most written options positions expired below the strike price, and the portfolio was able to retain the set premiums.
Managed Distribution Plan
As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the “Plan”) pursuant to which the Fund makes a monthly distribution at a rate of $0.18 per common share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the Plan did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

Diversified Income & Convertible Fund (ACV)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2026
Average Annual Total Returns1 for periods ended 1/31/26

	1 Year	5 Years	10 Years
Market Value[1,2]	35.53%	10.57%	17.90%
Net Asset Value[1,2]	23.94%[3]	7.13%	15.16%
Composite: 50% ICE BofA U.S. Convertibles Index/ 25% ICE BofA U.S. High Yield Index/ 25% Russell 1000® Growth Index[1,4]	15.70%	7.72%	12.64%
ICE BofA U.S. Convertibles Index[1,4]	20.22%	5.37%	12.44%
ICE BofA U.S. High Yield Index[1,4]	7.54%	4.52%	6.67%
Russell 1000® Growth Index[1,4]	14.50%	15.14%	18.63%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and
Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

[3]
Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV calculated on that business day. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.

[4]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

Dividend, Interest & Premium Strategy Fund (NFJ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2026
About the Fund:
Dividend, Interest & Premium Strategy Fund’s (NYSE: NFJ) (the “Fund”) investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. There is no guarantee that the Fund will achieve its investment objective.
For the fiscal year ended January 31, 2026, the Fund’s net asset value returned 12.11%, and its market price returned 13.65%. For the same period, the Fund’s composite benchmark, which consists of 75% Russell 1000® Value and 25% ICE BofA U.S. Convertibles Index returned 16.98%.
On February 18, 2025, the Fund announced that the Board of Trustees has adopted a share repurchase program to repurchase, at a discount to net asset value (“NAV”), up to 5% of its outstanding common shares in open market transactions. The share repurchase program is intended to enhance shareholder value, as repurchases made at a discount may have the effect of increasing the NAV per share of the Fund’s remaining shares. Under this program, the Fund repurchased 1.8 million shares for a total cost of $23.4 million. On March 9, 2026, the Fund announced that the Board of Trustees approved the renewal of its open market share repurchase program for another 5% of its outstanding common shares (based on common shares outstanding on March 3, 2026) on the open market at a discount to NAV.
Manager Comments – Voya Investment Management Co. LLC (“Voya IM”) and NFJ Investment Group, LLC (“NFJ Investment Group”)
Voya IM manages the Fund’s convertible securities portfolio, while NFJ Investment Group manages the Fund’s equity and options portfolios. The Voya IM team and NFJ Investment Group have been working together for more than 15 years. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity and multi-asset platforms, including private markets and alternatives. The NFJ Investment Group investment team has been managing value equities for clients for over 30 years. They seek to invest in companies with low market expectations and the strongest prospects for returning capital to shareholders. The following commentary is provided by the portfolio teams at NFJ Investment Group and Voya IM and covers the Fund’s portfolio for the fiscal year ended January 31, 2026.
NFJ Investment Group
How did the equity markets perform during the Fund’s fiscal year ended January 31, 2026?
After initially slipping into correction territory due to policy uncertainty and tariff threats early in the reporting period, U.S. equities rose to all-time highs, due in part to tax cuts, lower interest rates, and an artificial intelligence (“AI”) fervor that kicked off a surge of capital investment and boosted economic activity in the second half of the year.
Within the Russell 1000® Value Index, the communication services and technology sectors appreciated 41% and 33%, respectively, while the real estate and health care sectors failed to keep pace with the broader market. The Cboe Volatility Index® (VIX®) spiked into the low 50s in early April, before it largely trended downward, then spiked above 25 in October and November.
What factors affected the performance of the Fund’s equity portfolio during the fiscal year?
For the 12 months ended January 31, 2026, the Fund’s equity portfolio returned 10.00% (gross of fees and expenses). For the same period, the equity portfolio’s benchmark, the Russell 1000® Value Index, returned 15.83%.
In the equity sleeve, the relative underperformance was due to negative stock selection and sector allocation, albeit to a lesser degree as the reporting period advanced. Stock selection was positive across the communication services and utilities sectors. However, these gains were offset by negative stock selection across the real estate and technology sectors. Underweight positions in the health care and consumer staples sectors contributed to performance. Conversely, overweight exposures across the financials and real estate sectors detracted from returns for the 12-month period.
The Fund employs an options overlay strategy in which calls are written on a portion of the equity portfolio’s holdings. In the options sleeve, while most of the written options positions expired below the strike price and the Fund retained those set premiums, the covered-call strategy detracted from relative performance for the reporting period given strong underlying equity performance.
Voya IM
How did the convertible securities markets perform during the Fund’s fiscal year?
Risk assets advanced during the reporting period, driven by better-than-expected corporate earnings, continued economic expansion, moderating inflation, and artificial intelligence-related tailwinds. Easing trade tensions, further clarity around government policy with the One Big Beautiful Bill Act signed into law, and a notable shift in stance from the U.S. Federal Reserve (the “Fed”) were also sources of market strength.
Convertible securities were positively impacted by underlying stock price strength and record new issuance, with all sectors finishing higher for the fiscal year.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

Dividend, Interest & Premium Strategy Fund (NFJ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2026
What factors affected the performance of the Fund’s convertible securities portfolio during the fiscal year?
For the 12 months ended January 31, 2026, the Fund’s convertible securities portfolio returned 24.98% (gross of fees and expenses). For the same period, the portfolio’s benchmark, the ICE BofA U.S. Convertibles Index, returned 20.22%.
Within convertible securities, most sectors finished higher, led by technology, industrials, and health care. Hardware positioning was the primary source of strength in technology, though software and electronics exposure also benefited. The industrials sector was aided by gains in a fuel cell developer and an airframe manufacturer. Pharmaceuticals exposure was the largest driver in health care, with additional gains from issues in health facilities and health services. Conversely, two sectors—consumer staples and consumer discretionary—detracted from performance due to weakness in a pet food distributor and the recreation & travel industry, respectively.
Managed Distribution Plan
As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the “Plan”) pursuant to which the Fund makes a quarterly distribution at a rate of $0.305 per share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the Plan did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

Dividend, Interest & Premium Strategy Fund (NFJ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2026
Average Annual Total Returns1 for periods ended 1/31/26

	1 Year	5 Years	10 Years
Market Value[1,2]	13.65%	8.90%	10.20%
Net Asset Value[1,2]	12.11%	7.00%	8.40%
Composite: 75% Russell 1000® Value Index/ 25% ICE BofA U.S. Convertibles Index[1,3]	16.98%	10.79%	11.91%
Russell 1000® Value Index[1,3]	15.83%	12.53%	11.61%
ICE BofA U.S. Convertibles Index[1,3]	20.22%	5.37%	12.44%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and
Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

Equity & Convertible Income Fund (NIE)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2026
About the Fund:
Equity & Convertible Income Fund’s (NYSE: NIE) (the “Fund”) investment objective is to seek total return comprised of capital appreciation, current income and gains. There is no guarantee that the Fund will achieve its investment objective.
Manager Comments - Voya Investment Management Co. LLC (“Voya IM”)
Voya IM manages the Fund. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity, and multi-asset platforms, including private markets and alternatives. The following commentary is provided by the portfolio team at Voya IM.
How did the markets perform during the Fund’s fiscal year ended January 31, 2026?
Risk assets advanced during the reporting period, driven by better-than-expected corporate earnings, continued economic expansion, moderating inflation, and artificial intelligence (“AI”)-related tailwinds. Easing trade tensions, further clarity around government policy with the One Big Beautiful Bill Act signed into law, and a notable shift in stance from the U.S. Federal Reserve (the “Fed”) were also sources of market strength.
Equities and convertible securities finished higher for the 12 months ended January 31, 2026, with the S&P 500® Index returning 16.35% and the ICE BofA U.S. Convertibles Index returning 20.22%.
Equities made fresh all-time highs due to easing inflation and expected interest rate cuts. Resilient economic growth and strong earnings offset periodic trade and geopolitical volatility.
Convertible securities were positively impacted by underlying stock price strength and record new issuance, with all sectors finishing higher for the fiscal year.
What factors affected the Fund’s performance during its fiscal year?
For the fiscal year ended January 31, 2026, the Fund’s net asset value (“NAV”) returned 16.60%, while its market price returned 13.25%. For the same period, the Fund’s composite benchmark, which consists of 60% Russell 1000® Growth Index (representing equities) and 40% ICE BofA U.S. Convertibles Index (representing convertible securities), returned 16.92%. The underlying indexes returned 14.50% for equities and 20.22% for convertible securities.
The Fund delivered consistent income and a positive total return for the 12-month period. The portfolio benefited from strength across risk assets including equites and convertible securities.
Top contributors to performance for the reporting period generally benefited from elevated demand related to data center buildout. A data storage company saw profit margin expansion and higher cash flow stemming from strong pricing power. Several semiconductor manufacturers benefited from surging hyperscaler capital expenditures, including one that successfully rolled out its next-generation microchips. A fuel cell developer gained on several high-profile contract wins and a rapidly expanding contract pipeline, and a hyperscaler saw rapid top-line growth and margin expansion in its cloud business.
Top detractors for the period included a health insurance company that suspended earnings guidance and a fast-casual restaurant chain that did not meet earnings expectations. Concerns about the disruptive effect of AI pressured several software holdings, and an alternative asset manager was negatively impacted by weaker-than-expected performance.
Most written options positions expired below the strike price, and the portfolio was able to retain the set premiums.
Managed Distribution Plan
As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the Plan) pursuant to which the Fund makes a quarterly distribution at a rate of $0.50 per share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the Plan did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

Equity & Convertible Income Fund (NIE)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2026
Average Annual Total Returns1 for periods ended 1/31/26

	1 Year	5 Years	10 Years
Market Value[1,2]	13.25%	10.28%	14.38%
Net Asset Value[1,2]	16.60%	9.06%	12.79%
Composite: 60% Russell 1000® Growth Index/ 40% ICE BofA U.S. Convertibles Index[1,3]	16.92%	11.31%	16.24%
Russell 1000® Growth Index[1,3]	14.50%	15.14%	18.63%
ICE BofA U.S. Convertibles Index[1,3]	20.22%	5.37%	12.44%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and
Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
January 31, 2026
The following tables present the portfolio holdings within certain industries as a percentage of total investments at January 31, 2026.
AIO
Common Stocks		51%
Semiconductors & Semiconductor Equipment	13%
Electronic Equipment, Instruments & Components	6
Banks	5
All other Common Stocks	27
Convertible Bonds and Notes		26
Semiconductors	7
Computers	5
Internet	2
All other Convertible Bonds and Notes	12
Corporate Bonds and Notes		15
Software	2
Miscellaneous Manufacturing	1
Electronic Equipment, Instruments & Components	1
All other Corporate Bonds and Notes	11
Convertible Preferred Stocks		6
Securities Lending Collateral		2
Total		100%
NCV
Convertible Bonds and Notes		54%
Computers	7%
Software	6
Biotechnology	5
All other Convertible Bonds and Notes	36
Corporate Bonds and Notes		33
Financial Services	3
Oil, Gas & Consumable Fuels	2
Media	2
All other Corporate Bonds and Notes	26
Convertible Preferred Stocks		8
Short-Term Investment		3
Securities Lending Collateral		2
Total		100%
NCZ
Convertible Bonds and Notes		56%
Computers	7%
Software	7
Biotechnology	5
All other Convertible Bonds and Notes	37
Corporate Bonds and Notes		31
Financial Services	3
Oil, Gas & Consumable Fuels	2
Media	2
All other Corporate Bonds and Notes	24
Convertible Preferred Stocks		8
Short-Term Investment		3
Securities Lending Collateral		2
Total		100%
ACV
Convertible Bonds and Notes		52%
Computers	7%
Software	6
Biotechnology	5
All other Convertible Bonds and Notes	34
Common Stocks		22
Semiconductors & Semiconductor Equipment	4
Interactive Media & Services	2
Software	2
All other Common Stocks	14
Corporate Bonds and Notes		14
Financial Services	1
Oil, Gas & Consumable Fuels	1
Media	1
All other Corporate Bonds and Notes	11
Convertible Preferred Stocks		8
Short-Term Investment		4
Total		100%

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited) (Continued)
January 31, 2026
NFJ
Common Stocks		77%
Banks	17%
Oil, Gas & Consumable Fuels	6
Semiconductors & Semiconductor Equipment	6
All other Common Stocks	48
Convertible Bonds and Notes		19
Computers	3
Software	2
Biotechnology	2
All other Convertible Bonds and Notes	12
Convertible Preferred Stocks		3
Short-Term Investment		1
Total		100%
NIE
Common Stocks		57%
Semiconductors & Semiconductor Equipment	11%
Interactive Media & Services	6
Software	4
All other Common Stocks	36
Convertible Bonds and Notes		34
Computers	4
Software	4
Biotechnology	3
All other Convertible Bonds and Notes	23
Convertible Preferred Stocks		5
Short-Term Investment		4
Total		100%

KEY INVESTMENT TERMS (Unaudited)
January 31, 2026
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Cboe Volatility Index® (“VIX ®”)
The Cboe VIX® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The Cboe VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (ACV): 50% ICE BofA U.S. Convertibles Index / 25% ICE BofA U.S. High Yield Index / 25% Russell 1000® Growth Index
The composite index consists of 50% ICE BofA U.S. Convertibles Index, 25% ICE BofA U.S. High Yield Index, and 25% Russell 1000® Growth Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (AIO): 50% MSCI All Country World Index (net) / 50% ICE BofA U.S. Convertibles Index
The composite index consists of 50% MSCI All Country World Index (net) and 50% ICE BofA U.S. Convertibles Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (NCV): 60% ICE BofA U.S. Convertibles Index / 40% ICE BofA U.S. High Yield Index
The composite index consists of 60% ICE BofA U.S. Convertibles Index and 40% ICE BofA U.S. High Yield Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (NCZ): 60% ICE BofA U.S. Convertibles Index / 40% ICE BofA U.S. High Yield Index
The composite index consists of 60% ICE BofA U.S. Convertibles Index and 40% ICE BofA U.S. High Yield Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (NFJ): 75% Russell 1000® Value Index / 25% ICE BofA U.S. Convertibles Index
The composite index consists of 75% Russell 1000® Value Index and 25% ICE BofA U.S. Convertibles Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (NIE): 60% Russell 1000® Growth Index / 40% ICE BofA U.S. Convertibles Index
The composite index consists of 60% Russell 1000® Growth Index and 40% ICE BofA U.S. Convertibles Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Exchange-Traded Funds (“ETFs”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
ICE BofA U.S. Convertibles Index
The ICE BofA U.S. Convertibles Index tracks the performance of publicly issued U.S. dollar denominated convertible securities of U.S. companies. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA U.S. High Yield Index
The ICE BofA U.S. High Yield Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market and includes issues with a credit rating of BBB or below. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

KEY INVESTMENT TERMS (Unaudited) (Continued)
January 31, 2026
Leveraged Loan
Leveraged loans (also known as bank, senior or floating-rate loans) consists of below investment-grade credit quality loans that are arranged by banks and other financial institutions to help companies finance acquisitions, recapitalizations, or other highly leveraged transactions. Such loans may be especially vulnerable to adverse changes in economic or market conditions, although they are senior in the capital structure which typically provides investors/lenders a degree of potential credit risk protection.
Master Limited Partnerships (“MLPs”)
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership.
MSCI All Country World Index (net)
The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Risk Assets
Risk assets are those that tend to demonstrate price volatility, such as equities, high-yield bonds, currencies and commodities.
Russell 1000® Growth Index
The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 1000® Value Index
The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Yield Curve
A yield curve is a line on a graph plotting the interest rates, at a set point in time, of bonds having equal credit quality but different maturity dates.

Artificial Intelligence & Technology Opportunities Fund (AIO)
SCHEDULE OF INVESTMENTS
January 31, 2026
($ reported in thousands)

	Par Value	Value
Convertible Bonds and Notes—30.1%
Aerospace & Defense—1.1%
AeroVironment, Inc. 0.000%, 7/15/30(1)	$7,905	$9,296
Commercial Services—0.9%
Affirm Holdings, Inc. 0.750%, 12/15/29(1)	7,830	8,083
Computers—5.9%
CyberArk Software Ltd. 144A 0.000%, 6/15/30(2)	12,375	13,025
Lumentum Holdings, Inc. 0.500%, 6/15/28(1)(3)	6,135	18,510
Western Digital Corp. 3.000%, 11/15/28(1)	1,890	12,555
Zscaler, Inc. 144A 0.000%, 7/15/28(2)	6,770	6,294
		50,384

Electronics—0.6%
OSI Systems, Inc. 144A 0.500%, 2/1/31(2)	4,865	4,827
Energy-Alternate Sources—0.4%
Eos Energy Enterprises, Inc. 144A 1.750%, 12/1/31(2)	2,835	3,341
Entertainment—0.8%
Live Nation Entertainment, Inc. 3.125%, 1/15/29(3)	4,490	6,607
Health Care REITs—2.0%
Welltower OP LLC 144A 3.125%, 7/15/29(2)	11,350	17,292
Healthcare-Products—0.8%
IRhythm Holdings, Inc. 1.500%, 9/1/29	5,740	7,301
Internet—2.2%
Alibaba Group Holding Ltd. 0.500%, 6/1/31	1,935	3,390
DoorDash, Inc. 144A 0.000%, 5/15/30(2)	3,075	3,076
Trip.com Group Ltd. 0.750%, 6/15/29	5,635	6,382
Uber Technologies, Inc. 0.875%, 12/1/28	4,740	6,072
		18,920

Machinery-Construction & Mining—2.1%
Bloom Energy Corp. 144A 0.000%, 11/15/30(2)	8,360	9,439
BWX Technologies, Inc. 144A 0.000%, 11/1/30(2)	8,685	8,954
		18,393

	Par Value	Value

Media—1.0%
Liberty Media Corp.-Liberty Formula One 2.250%, 8/15/27(1)	$7,145	$8,352
Real Estate—0.7%
Compass, Inc. 144A 0.250%, 4/15/31(2)	5,980	6,436
Semiconductors—8.1%
MACOM Technology Solutions Holdings, Inc. 0.000%, 12/15/29(1)(4)	13,935	20,034
MKS, Inc. 1.250%, 6/1/30(1)	12,175	20,478
Semtech Corp. 144A 0.000%, 10/15/30(1)(2)	13,100	14,735
Synaptics, Inc. 0.750%, 12/1/31	5,380	6,074
Veeco Instruments, Inc. 2.875%, 6/1/29	6,115	7,916
		69,237

Software—2.2%
Cloudflare, Inc. 0.000%, 8/15/26	12,280	13,486
Datadog, Inc. 0.000%, 12/1/29(4)	5,055	4,971
		18,457

Telecommunications—1.3%
AST SpaceMobile, Inc. 144A 2.000%, 1/15/36(2)	8,025	10,932
Total Convertible Bonds and Notes (Identified Cost $217,685)		257,858

Corporate Bonds and Notes—16.8%
Commercial Services—0.5%
EquipmentShare.com, Inc. 144A 8.000%, 3/15/33(2)	4,160	4,388
Computers—1.1%
Seagate Data Storage Technology Pte Ltd. 144A 8.500%, 7/15/31(2)	9,175	9,709
Diversified REITs—1.1%
Iron Mountain, Inc. 144A 7.000%, 2/15/29(2)(3)	8,830	9,073
Electric Utilities—0.9%
Talen Energy Supply LLC 144A 6.500%, 2/1/36(2)(3)	7,450	7,638
Electronic Equipment, Instruments & Components—1.2%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(2)(3)	9,885	10,004
Entertainment—0.9%
Caesars Entertainment, Inc. 144A 6.000%, 10/15/32(1)(2)(3)	8,000	7,783
See Notes to Financial Statements

Artificial Intelligence & Technology Opportunities Fund (AIO)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Par Value	Value

Food & Beverage—1.1%
Performance Food Group, Inc. 144A 6.125%, 9/15/32(2)(3)	$8,800	$9,038
Healthcare-Services—1.1%
Tenet Healthcare Corp. 144A 6.000%, 11/15/33(1)(2)(3)	8,930	9,189
Internet—1.1%
Gen Digital, Inc. 144A 7.125%, 9/30/30(2)(3)	9,250	9,480
Machinery-Diversified—0.8%
Chart Industries, Inc. 144A 9.500%, 1/1/31(2)(3)	6,175	6,501
Miscellaneous Manufacturing—1.2%
Axon Enterprise, Inc. 144A 6.250%, 3/15/33(2)(3)	10,035	10,398
Retail—0.5%
Advance Auto Parts, Inc. 144A 7.375%, 8/1/33(2)(3)	4,475	4,542
Semiconductors—0.5%
Micron Technology, Inc. 5.800%, 1/15/35(3)	4,400	4,663
Software—2.6%
CoreWeave, Inc. 144A 9.250%, 6/1/30(1)(2)(3)	13,990	13,772
UKG, Inc. 144A 6.875%, 2/1/31(2)(3)	8,560	8,553
		22,325

Telecommunications—1.0%
Level 3 Financing, Inc. 144A 8.500%, 1/15/36(2)	3,280	3,358
WULF Compute LLC 144A 7.750%, 10/15/30(2)(3)	5,245	5,470
		8,828

Transportation—1.2%
XPO, Inc. 144A 7.125%, 6/1/31(2)(3)	9,550	9,916
Total Corporate Bonds and Notes (Identified Cost $143,020)		143,475

	Shares
Convertible Preferred Stocks—6.5%
Aerospace & Defense—1.8%
Boeing Co. (The), 6.000%	206,415	15,423
Banks—1.5%
Wells Fargo & Co. Series L, 7.500%	10,080	12,438
Semiconductors & Semiconductor Equipment—1.9%
Microchip Technology, Inc., 7.500%	245,955	16,440
	Shares	Value
Technology Hardware, Storage & Peripherals—1.3%
Hewlett Packard Enterprise Co., 7.625%	185,445	$11,233
Total Convertible Preferred Stocks (Identified Cost $48,993)		55,534

Common Stocks—58.6%
Aerospace & Defense—1.3%
Howmet Aerospace, Inc.(3)	54,140	11,266
Banks—5.9%
Bank of America Corp.(3)	243,790	12,970
Citigroup, Inc.	182,822	21,154
Huntington Bancshares, Inc.	222,235	3,885
JPMorgan Chase & Co.(3)	42,270	12,930
		50,939

Biotechnology—0.3%
AbbVie, Inc.	11,005	2,454
Capital Markets—2.8%
Goldman Sachs Group, Inc. (The)(3)	8,840	8,269
Morgan Stanley	84,180	15,388
		23,657

Communications Equipment—1.6%
Arista Networks, Inc.(5)	35,655	5,054
Ciena Corp.(3)(5)	35,680	8,984
		14,038

Consumer Staples Distribution & Retail—1.7%
Costco Wholesale Corp.	2,765	2,600
Walmart, Inc.(3)	98,375	11,720
		14,320

Electrical Equipment—2.8%
Eaton Corp. plc	7,815	2,746
GE Vernova, Inc.(3)	19,430	14,114
Vertiv Holdings Co. Class A(3)	38,940	7,250
		24,110

Electronic Equipment, Instruments & Components—7.3%
Amphenol Corp. Class A(3)	130,775	18,842
Celestica, Inc.(5)	44,260	12,437
Coherent Corp.(3)(5)	40,141	8,517
Flex Ltd.(5)	327,315	20,634
TE Connectivity plc	8,925	1,988
		62,418

Energy Equipment & Services—0.5%
SLB Ltd.	93,145	4,506
Healthcare Equipment & Supplies—0.7%
Medtronic plc	60,785	6,258
Healthcare Providers & Services—1.5%
McKesson Corp.	15,135	12,580
See Notes to Financial Statements

Artificial Intelligence & Technology Opportunities Fund (AIO)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Shares	Value

Hotels, Restaurants & Leisure—1.7%
Hilton Worldwide Holdings, Inc.(3)	42,490	$12,684
Wynn Resorts Ltd.(1)	19,900	2,138
		14,822

Insurance—0.2%
Chubb Ltd.	4,940	1,529
Interactive Media & Services—3.0%
Alphabet, Inc. Class A(3)	46,505	15,719
Meta Platforms, Inc. Class A(3)	14,515	10,400
		26,119

IT Services—0.9%
Shopify, Inc. Class A(5)	31,495	4,133
Snowflake, Inc. Class A(1)(5)	16,545	3,188
		7,321

Life Sciences Tools & Services—1.3%
IQVIA Holdings, Inc.(5)	47,610	10,958
Machinery—3.9%
Caterpillar, Inc.(3)	22,030	14,482
Deere & Co.	3,810	2,012
Parker-Hannifin Corp.	17,840	16,695
		33,189

Personal Care Products—0.7%
Estee Lauder Cos., Inc. (The) Class A	53,210	6,134
Pharmaceuticals—3.6%
AstraZeneca plc Sponsored ADR	63,515	5,893
Eli Lilly & Co.(3)	21,325	22,117
Johnson & Johnson	13,765	3,128
		31,138

Semiconductors & Semiconductor Equipment—14.6%
Applied Materials, Inc.(3)	25,725	8,292
ASML Holding N.V. Registered Shares	4,920	7,001
Broadcom, Inc.(3)	68,030	22,538
Lam Research Corp.	24,040	5,612
Monolithic Power Systems, Inc.(3)	11,055	12,428
NVIDIA Corp.	241,615	46,180
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	69,050	22,825
		124,876

Software—2.3%
AppLovin Corp. Class A(3)(5)	7,315	3,461
Crowdstrike Holdings, Inc. Class A(5)	5,940	2,622
Microsoft Corp.(3)	25,530	10,985
	Shares	Value

Software—continued
Oracle Corp.	15,585	$2,565
		19,633

Total Common Stocks (Identified Cost $371,789)		502,265

Total Long-Term Investments—112.0% (Identified Cost $781,487)		959,132

Short-Term Investment—0.6%
Money Market Mutual Fund—0.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 3.574%)(6)	4,789,514	4,790
Total Short-Term Investment (Identified Cost $4,790)		4,790

Securities Lending Collateral—2.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 3.578%)(6)(7)	18,000,001	18,000
Total Securities Lending Collateral (Identified Cost $18,000)		18,000

TOTAL INVESTMENTS—114.7% (Identified Cost $804,277)		$981,922
Other assets and liabilities, net—(14.7)%		(125,620)
NET ASSETS—100.0%		$856,302

Abbreviations:
ADR	American Depositary Receipt
LLC	Limited Liability Company
OP	Operating Partnership
plc	Public Limited Company

Footnote Legend:
(1)	All or a portion of security is on loan pursuant to the Liquidity Facility and/or securities lending.
(2)
Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2026, these securities amounted to a value of $237,163 or 27.7% of net assets.

(3)	All or a portion of securities is segregated as collateral for the Liquidity Facility. The value of securities segregated as collateral is $179,764.
(4)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(5)	Non-income producing.
(6)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(7)	Represents security purchased with cash collateral received for securities on loan.
For information regarding the abbreviations, see the Key Investment Terms starting on page 17.
See Notes to Financial Statements

Artificial Intelligence & Technology Opportunities Fund (AIO)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)

Country Weightings (Unaudited)†
United States	88%
Singapore	3
Taiwan	2
Canada	2
Israel	1
Cayman Islands	1
Ireland	1
Other	2
Total	100%
† % of total investments as of January 31, 2026.
The following table summarizes the value of the Fund’s investments as of January 31, 2026, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$257,858	$—	$257,858
Corporate Bonds and Notes	143,475	—	143,475
Equity Securities:
Convertible Preferred Stocks	55,534	55,534	—
Common Stocks	502,265	502,265	—
Money Market Mutual Fund	4,790	4,790	—
Securities Lending Collateral	18,000	18,000	—
Total Investments	$981,922	$580,589	$401,333
There were no securities valued using significant unobservable inputs (Level 3) at January 31, 2026.
There were no transfers into or out of Level 3 related to securities held at January 31, 2026.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Equity-Linked Note
Investments in Securities
Balance as of January 31, 2025:	$8,443	$8,443
Net realized gain (loss)	865	865
Net change in unrealized appreciation (depreciation)(a)	(979)	(979)
Purchases	2,052	2,052
Sales(b)	(10,381)	(10,381)
Balance as of January 31, 2026	$—	$—
(a) The net change in unrealized appreciation (depreciation) on investments still held at January 31, 2026, was $0.
(b) Includes paydowns on securities.
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS
January 31, 2026
($ reported in thousands)

	Par Value	Value
Convertible Bonds and Notes—80.4%
Aerospace & Defense—1.8%
AeroVironment, Inc. 0.000%, 7/15/30	$2,050	$2,411
Intuitive Machines, Inc. 144A 2.500%, 10/1/30(1)	1,605	2,865
Joby Aviation, Inc. 0.750%, 2/15/32	1,705	1,737
		7,013

Auto Manufacturers—0.8%
Rivian Automotive, Inc. 4.625%, 3/15/29	3,190	3,363
Automotive Parts & Equipment—0.4%
indie Semiconductor, Inc. 144A 4.500%, 11/15/27(1)	1,350	1,397
Biotechnology—7.3%
Alnylam Pharmaceuticals, Inc. 1.000%, 9/15/27	1,915	2,496
Arrowhead Pharmaceuticals, Inc. 0.000%, 1/15/32	1,775	1,990
Bridgebio Pharma, Inc.
2.250%, 2/1/29	1,785	2,027
144A 1.750%, 3/1/31(1)	2,495	4,335
Celcuity, Inc. 2.750%, 8/1/31	690	1,618
Cogent Biosciences, Inc. 1.625%, 11/15/31	1,515	1,815
Cytokinetics, Inc. 144A 1.750%, 10/1/31(1)	2,195	2,770
Halozyme Therapeutics, Inc. 144A 0.000%, 2/15/31(1)	3,730	3,833
Ionis Pharmaceuticals, Inc.
1.750%, 6/15/28	1,425	2,337
144A 0.000%, 12/1/30(1)	1,915	2,116
Ligand Pharmaceuticals, Inc. 144A 0.750%, 10/1/30(1)	3,120	3,721
		29,058

Commercial Services—2.0%
Affirm Holdings, Inc. 0.750%, 12/15/29(2)	2,495	2,576
Block, Inc. 0.250%, 11/1/27	4,610	4,273
Shift4 Payments, Inc. 0.500%, 8/1/27(2)	1,275	1,225
		8,074

Computers—10.3%
CyberArk Software Ltd. 144A 0.000%, 6/15/30(1)	3,525	3,710
Lumentum Holdings, Inc. 144A 0.375%, 3/15/32(1)	5,660	12,828
Parsons Corp. 2.625%, 3/1/29(2)	2,080	2,226
Seagate HDD Cayman 3.500%, 6/1/28	835	4,141
	Par Value	Value

Computers—continued
Super Micro Computer, Inc. 3.500%, 3/1/29	$2,340	$2,136
Western Digital Corp. 3.000%, 11/15/28(2)	1,995	13,253
Zscaler, Inc. 144A 0.000%, 7/15/28(1)(3)	3,010	2,798
		41,092

Diversified REITs—1.0%
Digital Realty Trust LP 144A 1.875%, 11/15/29(1)	3,690	3,813
Electric Utilities—5.3%
FirstEnergy Corp. 144A 3.625%, 1/15/29(1)	3,600	3,919
NextEra Energy Capital Holdings, Inc. 3.000%, 3/1/27	6,020	7,998
Southern Co. (The) 144A 3.250%, 6/15/28(1)	4,430	4,432
WEC Energy Group, Inc. 144A 3.375%, 6/1/28(1)	4,530	4,636
		20,985

Electronics—2.0%
Mirion Technologies, Inc. 144A 0.250%, 6/1/30(1)	2,665	3,438
OSI Systems, Inc.
2.250%, 8/1/29(2)	1,170	1,720
144A 0.500%, 2/1/31(1)(2)	2,855	2,832
		7,990

Energy-Alternate Sources—1.0%
Array Technologies, Inc. 144A 2.875%, 7/1/31(1)(2)	1,205	2,045
Eos Energy Enterprises, Inc. 144A 1.750%, 12/1/31(1)	1,775	2,091
		4,136

Engineering & Construction—1.0%
Granite Construction, Inc. 3.250%, 6/15/30	2,335	3,885
Entertainment—3.2%
DraftKings Holdings, Inc. 0.000%, 3/15/28(3)	2,620	2,372
IMAX Corp. 144A 0.750%, 11/15/30(1)	3,050	3,256
Live Nation Entertainment, Inc. 2.875%, 1/15/30(2)	6,565	6,949
		12,577

Financial Services—4.0%
Coinbase Global, Inc.
0.500%, 6/1/26	5,050	4,990
144A 0.000%, 10/1/29(1)	3,050	2,746
Galaxy Digital Holdings LP 144A 0.500%, 5/1/31(1)	3,430	2,943
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Par Value	Value

Financial Services—continued
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	$2,560	$3,035
WisdomTree, Inc. 144A 4.625%, 8/15/30(1)	1,730	2,008
		15,722

Health Care REITs—2.3%
Welltower OP LLC 144A 3.125%, 7/15/29(1)	5,965	9,088
Healthcare-Products—3.7%
Alphatec Holdings, Inc. 144A 0.750%, 3/15/30(1)(2)	2,070	2,529
Exact Sciences Corp. 144A 1.750%, 4/15/31(1)	1,155	1,420
Guardant Health, Inc.
1.250%, 2/15/31(2)	2,015	4,034
144A 0.000%, 5/15/33(1)	685	813
IRhythm Holdings, Inc. 1.500%, 9/1/29	1,325	1,685
Repligen Corp. 1.000%, 12/15/28	1,095	1,160
Tempus AI, Inc. 144A 0.750%, 7/15/30(1)	1,520	1,647
TransMedics Group, Inc. 1.500%, 6/1/28	845	1,349
		14,637

Industrial REITs—0.7%
Rexford Industrial Realty LP 144A 4.375%, 3/15/27(1)	2,930	2,931
Internet—3.7%
Alibaba Group Holding Ltd. 0.500%, 6/1/31	2,075	3,635
DoorDash, Inc. 144A 0.000%, 5/15/30(1)	2,315	2,316
Expedia Group, Inc. 0.000%, 2/15/26	2,200	2,438
Uber Technologies, Inc. 0.875%, 12/1/28	2,500	3,203
Wayfair, Inc. 3.250%, 9/15/27	1,920	3,286
		14,878

Investment Companies—2.5%
Cipher Mining, Inc. 144A 0.000%, 10/1/31(1)	1,845	2,345
IREN Ltd. 144A 0.000%, 7/1/31(1)(2)	3,870	3,570
Riot Platforms, Inc. 0.750%, 1/15/30	1,785	2,350
Terawulf, Inc. 144A 0.000%, 5/1/32(1)	1,860	1,750
		10,015

	Par Value	Value

Leisure Time—0.7%
NCL Corp., Ltd. 144A 0.750%, 9/15/30(1)	$3,035	$2,953
Machinery-Construction & Mining—1.9%
Bloom Energy Corp. 144A 0.000%, 11/15/30(1)	4,455	5,030
BWX Technologies, Inc. 144A 0.000%, 11/1/30(1)	2,575	2,655
		7,685

Media—0.3%
Liberty Media Corp.-Liberty Formula One 2.250%, 8/15/27	980	1,146
Metal Fabricate/Hardware—0.4%
Xometry, Inc. 144A 0.750%, 6/15/30(1)	1,085	1,592
Mining—1.2%
Centrus Energy Corp. 144A 0.000%, 8/15/32(1)	1,955	2,822
MP Materials Corp. 144A 3.000%, 3/1/30(1)	650	1,851
		4,673

Miscellaneous Manufacturing—0.8%
JBT Marel Corp. 144A 0.375%, 9/15/30(1)	3,060	3,282
Office REITs—0.6%
Boston Properties LP 144A 2.000%, 10/1/30(1)	2,395	2,274
Oil, Gas & Consumable Fuels—0.7%
Solaris Energy Infrastructure, Inc. 0.250%, 10/1/31	2,380	2,929
Pharmaceuticals—1.8%
Jazz Investments I Ltd. 3.125%, 9/15/30	3,245	4,225
Zoetis, Inc. 144A 0.250%, 6/15/29(1)	2,710	2,771
		6,996

Real Estate—1.0%
Compass, Inc. 144A 0.250%, 4/15/31(1)	3,690	3,971
Retail—0.5%
Burlington Stores, Inc. 1.250%, 12/15/27(2)	1,280	1,937
Semiconductors—6.1%
Cohu, Inc. 144A 1.500%, 1/15/31(1)	2,075	2,667
Impinj, Inc. 144A 0.000%, 9/15/29(1)	1,725	1,661
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Par Value	Value

Semiconductors—continued
MACOM Technology Solutions Holdings, Inc. 0.000%, 12/15/29(3)	$2,735	$3,932
MKS, Inc. 1.250%, 6/1/30	2,960	4,979
Nova Ltd. 144A 0.000%, 9/15/30(1)	1,670	2,678
Semtech Corp. 144A 0.000%, 10/15/30(1)(2)	3,090	3,476
Synaptics, Inc. 0.750%, 12/1/31	2,065	2,331
Veeco Instruments, Inc. 2.875%, 6/1/29	1,885	2,440
		24,164

Software—9.6%
Akamai Technologies, Inc. 0.375%, 9/1/27	3,985	4,228
Alignment Healthcare, Inc. 4.250%, 11/15/29	2,635	4,376
BILL Holdings, Inc. 0.000%, 4/1/30(3)	2,850	2,545
Cloudflare, Inc. 0.000%, 8/15/26	4,940	5,425
Confluent, Inc. 0.000%, 1/15/27(3)	2,130	2,083
CoreWeave, Inc. 144A 1.750%, 12/1/31(1)	3,040	3,505
Datadog, Inc. 0.000%, 12/1/29(3)	3,470	3,413
Snowflake, Inc. 0.000%, 10/1/29	2,515	3,539
Strategy, Inc.
0.000%, 12/1/29(3)	6,115	5,154
144A 0.000%, 3/1/30(1)	1,845	1,642
Unity Software, Inc. 144A 0.000%, 3/15/30(1)(2)	1,945	2,186
		38,096

Telecommunications—1.8%
AST SpaceMobile, Inc. 144A 2.000%, 1/15/36(1)	2,430	3,310
Viavi Solutions, Inc. 144A 0.625%, 3/1/31(1)	1,965	3,687
		6,997

Total Convertible Bonds and Notes (Identified Cost $272,467)		319,349

Corporate Bonds and Notes—49.7%
Aerospace & Defense—2.7%
AAR Escrow Issuer LLC 144A 6.750%, 3/15/29(1)	2,080	2,153
Bombardier, Inc. 144A 6.750%, 6/15/33(1)	3,225	3,388
TransDigm, Inc.
144A 6.375%, 5/31/33(1)	2,245	2,285
	Par Value	Value

Aerospace & Defense—continued
144A 6.750%, 1/31/34(1)	$2,655	$2,748
		10,574

Auto Components—0.4%
Goodyear Tire & Rubber Co. (The) 6.625%, 7/15/30	1,650	1,685
Automotive Parts & Equipment—2.3%
Adient Global Holdings Ltd. 144A 7.500%, 2/15/33(1)	2,165	2,248
American Axle & Manufacturing, Inc. 144A 7.750%, 10/15/33(1)	1,675	1,723
Clarios Global LP 144A 6.750%, 9/15/32(1)	1,555	1,610
Garrett Motion Holdings, Inc. 144A 7.750%, 5/31/32(1)	1,605	1,699
Tenneco, Inc. 144A 8.000%, 11/17/28(1)	1,685	1,695
		8,975

Biotechnology—0.6%
Genmab A/S 144A 7.250%, 12/15/33(1)	2,105	2,228
Building Materials—1.7%
AmeriTex HoldCo Intermediate LLC 144A 7.625%, 8/15/33(1)	1,760	1,851
Builders FirstSource, Inc. 144A 6.375%, 6/15/32(1)	1,620	1,670
Quikrete Holdings, Inc. 144A 6.750%, 3/1/33(1)	3,125	3,246
		6,767

Chemicals—0.8%
Celanese U.S. Holdings LLC 6.750%, 4/15/33(2)	1,085	1,099
Chemours Co. (The) 144A 8.000%, 1/15/33(1)(2)	2,190	2,196
		3,295

Commercial Services—2.7%
Avis Budget Car Rental LLC 144A 8.000%, 2/15/31(1)(2)	2,115	2,162
EquipmentShare.com, Inc. 144A 8.625%, 5/15/32(1)	1,630	1,743
Herc Holdings, Inc. 144A 7.250%, 6/15/33(1)(2)	2,525	2,672
Shift4 Payments LLC 144A 6.750%, 8/15/32(1)	1,895	1,933
Williams Scotsman, Inc. 144A 6.625%, 4/15/30(1)	2,145	2,223
		10,733

Computers—1.5%
CACI International, Inc. 144A 6.375%, 6/15/33(1)	1,105	1,146
McAfee Corp. 144A 7.375%, 2/15/30(1)	2,530	2,013
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Par Value	Value

Computers—continued
Seagate Data Storage Technology Pte Ltd. 144A 8.500%, 7/15/31(1)	$2,520	$2,667
		5,826

Containers & Packaging—1.0%
Mauser Packaging Solutions Holding Co. 144A 7.875%, 4/15/30(1)	2,080	2,119
Owens-Brockway Glass Container, Inc. 144A 7.250%, 5/15/31(1)(2)	1,655	1,684
		3,803

Diversified REITs—1.0%
Iron Mountain, Inc.
144A 7.000%, 2/15/29(1)	1,640	1,685
144A 6.250%, 1/15/33(1)	2,150	2,173
		3,858

Electric Utilities—1.3%
NRG Energy, Inc. 144A 6.250%, 11/1/34(1)	2,665	2,736
Talen Energy Supply LLC 144A 6.500%, 2/1/36(1)	2,175	2,230
		4,966

Electronic Equipment, Instruments & Components—0.4%
WESCO Distribution, Inc. 144A 6.375%, 3/15/33(1)	1,700	1,770
Entertainment—1.6%
Caesars Entertainment, Inc. 144A 6.000%, 10/15/32(1)(2)	2,900	2,821
Churchill Downs, Inc. 144A 6.750%, 5/1/31(1)	1,090	1,123
Light & Wonder International, Inc. 144A 6.250%, 10/1/33(1)	1,610	1,630
Starz Capital Holdings 1, Inc. 144A 6.000%, 4/15/30(1)	1,025	959
		6,533

Environmental Services—0.8%
GFL Environmental, Inc. 144A 6.750%, 1/15/31(1)	1,520	1,590
Waste Pro USA, Inc. 144A 7.000%, 2/1/33(1)	1,475	1,515
		3,105

Financial Services—4.1%
Navient Corp.
9.375%, 7/25/30(2)	1,175	1,265
7.875%, 6/15/32(2)	1,710	1,726
OneMain Finance Corp.
7.125%, 11/15/31	1,045	1,083
7.125%, 9/15/32	2,200	2,278
6.750%, 9/15/33	1,080	1,092
PennyMac Financial Services, Inc.
144A 7.875%, 12/15/29(1)	1,955	2,059
144A 6.875%, 2/15/33(1)	1,060	1,081
	Par Value	Value

Financial Services—continued
PRA Group, Inc. 144A 8.375%, 2/1/28(1)	$1,545	$1,561
Rocket Cos., Inc.
144A 7.125%, 2/1/32(1)	2,105	2,200
144A 6.375%, 8/1/33(1)	2,015	2,091
		16,436

Food & Beverage—1.2%
Performance Food Group, Inc. 144A 6.125%, 9/15/32(1)	2,100	2,157
Post Holdings, Inc. 144A 6.375%, 3/1/33(1)	2,715	2,736
		4,893

Healthcare-Products—0.3%
Insulet Corp. 144A 6.500%, 4/1/33(1)	1,155	1,202
Healthcare-Services—2.1%
Concentra Health Services, Inc. 144A 6.875%, 7/15/32(1)	2,195	2,298
DaVita, Inc. 144A 6.750%, 7/15/33(1)	2,090	2,145
Global Medical Response, Inc. 144A 7.375%, 10/1/32(1)	1,705	1,763
Tenet Healthcare Corp. 144A 6.000%, 11/15/33(1)	2,200	2,264
		8,470

Housewares—0.5%
Newell Brands, Inc. 144A 8.500%, 6/1/28(1)	1,860	1,950
Insurance—1.5%
Asurion LLC & Asurion Co.-Issuer, Inc.
144A 8.000%, 12/31/32(1)	1,050	1,097
144A 8.375%, 2/1/34(1)	1,645	1,663
Panther Escrow Issuer LLC 144A 7.125%, 6/1/31(1)	3,280	3,378
		6,138

Internet—1.5%
Gen Digital, Inc. 144A 6.250%, 4/1/33(1)	2,650	2,663
Snap, Inc. 144A 6.875%, 3/1/33(1)	2,165	2,221
Wayfair LLC 144A 6.750%, 11/15/32(1)	1,065	1,101
		5,985

Iron & Steel—1.0%
Cleveland-Cliffs, Inc. 144A 7.625%, 1/15/34(1)	2,055	2,152
Commercial Metals Co. 144A 6.000%, 12/15/35(1)	1,655	1,691
		3,843

See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Par Value	Value

Leisure Time—1.5%
Acushnet Co. 144A 5.625%, 12/1/33(1)	$1,110	$1,121
Amer Sports Co. 144A 6.750%, 2/16/31(1)	1,615	1,679
Carnival Corp. 144A 5.750%, 8/1/32(1)	1,125	1,155
NCL Corp., Ltd. 144A 6.750%, 2/1/32(1)	2,115	2,168
		6,123

Lodging—0.3%
Station Casinos LLC 144A 6.625%, 3/15/32(1)	1,135	1,161
Machinery-Diversified—0.4%
Chart Industries, Inc. 144A 7.500%, 1/1/30(1)	1,545	1,607
Media—3.5%
CCO Holdings LLC
144A 6.375%, 9/1/29(1)	1,700	1,716
144A 7.375%, 3/1/31(1)(2)	2,105	2,165
DIRECTV Financing LLC 144A 8.875%, 2/1/30(1)	2,220	2,248
Gray Media, Inc. 144A 9.625%, 7/15/32(1)	1,555	1,603
Nexstar Media, Inc. 144A 5.625%, 7/15/27(1)	1,670	1,671
Sirius XM Radio LLC 144A 5.500%, 7/1/29(1)	2,205	2,215
Versant Media Group, Inc. 144A 7.250%, 1/30/31(1)	2,190	2,244
		13,862

Mining—1.2%
Arsenal AIC Parent LLC 144A 8.000%, 10/1/30(1)	1,620	1,715
Capstone Copper Corp. 144A 6.750%, 3/31/33(1)	1,460	1,513
Hudbay Minerals, Inc. 144A 6.125%, 4/1/29(1)	1,720	1,736
		4,964

Miscellaneous Manufacturing—0.4%
Axon Enterprise, Inc. 144A 6.250%, 3/15/33(1)	1,565	1,622
Oil, Gas & Consumable Fuels—3.6%
CITGO Petroleum Corp. 144A 8.375%, 1/15/29(1)	1,715	1,782
CNX Resources Corp. 144A 7.375%, 1/15/31(1)	2,050	2,123
Northern Oil & Gas, Inc. 144A 8.750%, 6/15/31(1)	1,650	1,706
Permian Resources Operating LLC 144A 6.250%, 2/1/33(1)	1,650	1,700
SM Energy Co.
144A 8.750%, 7/1/31(1)	1,625	1,707
144A 7.000%, 8/1/32(1)	1,115	1,118
	Par Value	Value

Oil, Gas & Consumable Fuels—continued
Sunoco LP 144A 6.250%, 7/1/33(1)	$2,110	$2,164
Transocean Titan Financing Ltd. 144A 8.375%, 2/1/28(1)	1,935	1,974
		14,274

Pipelines—0.4%
Venture Global Plaquemines LNG LLC 144A 6.750%, 1/15/36(1)	1,330	1,394
Real Estate—0.3%
Anywhere Real Estate Group LLC 144A 7.000%, 4/15/30(1)	1,070	1,083
Retail—1.7%
Advance Auto Parts, Inc. 144A 7.375%, 8/1/33(1)	2,125	2,157
Bath & Body Works, Inc. 6.875%, 11/1/35	1,070	1,082
New Red Finance, Inc. 144A 6.125%, 6/15/29(1)	2,140	2,194
Petco Health & Wellness Co., Inc. 144A 8.250%, 2/1/31(1)	1,465	1,469
		6,902

Software—0.8%
Cloud Software Group, Inc. 144A 6.500%, 3/31/29(1)	1,645	1,635
UKG, Inc. 144A 6.875%, 2/1/31(1)	1,620	1,618
		3,253

Telecommunications—2.8%
Cipher Compute LLC 144A 7.125%, 11/15/30(1)	2,150	2,215
Frontier Communications Holdings LLC 144A 8.750%, 5/15/30(1)	1,040	1,072
Level 3 Financing, Inc. 144A 8.500%, 1/15/36(1)	2,150	2,201
Vmed O2 UK Financing I plc 144A 7.750%, 4/15/32(1)(2)	3,150	3,240
WULF Compute LLC 144A 7.750%, 10/15/30(1)	2,160	2,253
		10,981

Transportation—1.8%
FTAI Aviation Investors LLC 144A 7.875%, 12/1/30(1)	2,565	2,720
Stonepeak Nile Parent LLC 144A 7.250%, 3/15/32(1)	1,525	1,611
XPO, Inc. 144A 7.125%, 6/1/31(1)	2,650	2,751
		7,082

Total Corporate Bonds and Notes (Identified Cost $193,023)		197,343

See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Shares	Value
Convertible Preferred Stocks—12.2%
Aerospace & Defense—2.4%
Boeing Co. (The), 6.000%	129,195	$9,654
Banks—2.8%
Wells Fargo & Co. Series L, 7.500%	8,960	11,056
Capital Markets—1.3%
Ares Management Corp. Series B, 6.750%	40,455	1,935
KKR & Co., Inc. Series D, 6.250%(2)	64,220	3,143
		5,078

Chemicals—0.7%
Albemarle Corp., 7.250%	41,760	2,896
Electric Utilities—1.9%
NextEra Energy, Inc., 7.299%	34,820	1,931
PG&E Corp. Series A, 6.000%	115,020	4,596
Southern Co. (The) Series A, 7.125%	15,350	787
		7,314

Financial Services—0.2%
Shift4 Payments, Inc., 6.000%	10,245	770
Healthcare Providers & Services—0.9%
BrightSpring Health Services, Inc., 6.750%	26,840	3,581
Semiconductors & Semiconductor Equipment—1.1%
Microchip Technology, Inc., 7.500%	65,665	4,389
Software—0.2%
Strategy, Inc., 8.000%	9,075	771
Trading Companies & Distributors—0.7%
QXO, Inc., 5.500%	44,725	2,833
Total Convertible Preferred Stocks (Identified Cost $36,963)		48,342

Preferred Stock—0.0%
Entertainment—0.0%
LiveStyle, Inc. Series B(4)(5)(6)	4,196	—
Total Preferred Stock (Identified Cost $411)		—

Common Stocks—0.1%
Banks—0.1%
CCF Holdings LLC(4)(5)	7,808,320	390
CCF Holdings LLC Class M(4)(5)	879,959	53
		443

Consumer Finance—0.0%
Erickson, Inc.(4)(5)	8,295	—
	Shares	Value

Entertainment—0.0%
LiveStyle, Inc. (4)(5)(6)	90,407	$—
Total Common Stocks (Identified Cost $30,173)		443

Warrant—0.0%
Banks—0.0%
CCF Holdings LLC, 3/25/26(4)(5)	1,455,681	—
Total Warrant (Identified Cost $—)		—

Total Long-Term Investments—142.4% (Identified Cost $533,037)		565,477

Short-Term Investment—4.7%
Money Market Mutual Fund—4.7%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 3.574%)(7)	18,773,683	18,774
Total Short-Term Investment (Identified Cost $18,774)		18,774

Securities Lending Collateral—2.5%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 3.578%)(7)(8)	9,999,999	10,000
Total Securities Lending Collateral (Identified Cost $10,000)		10,000

TOTAL INVESTMENTS—149.6% (Identified Cost $561,811)		$594,251
Other assets and liabilities, net—(24.4)%		(97,076)
Cumulative Preferred Shares—(25.2)%		(100,000)
NET ASSETS—100.0%		$397,175

Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership
plc	Public Limited Company
REIT	Real Estate Investment Trust

Footnote Legend:
(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2026, these securities amounted to a value of $350,022 or 88.1% of net assets.

(2)	All or a portion of security is on loan pursuant to the Liquidity Facility and/or securities lending.
(3)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(4)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(5)	Non-income producing.
(6)	Security is restricted from resale.
For information regarding the abbreviations, see the Key Investment Terms starting on page 17.
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
(7)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(8)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	91%
Canada	2
Cayman Islands	2
Bermuda	2
Israel	1
Australia	1
United Kingdom	1
Total	100%
† % of total investments as of January 31, 2026.
The following table summarizes the value of the Fund’s investments as of January 31, 2026, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$319,349	$—	$319,349	$—
Corporate Bonds and Notes	197,343	—	197,343	—
Equity Securities:
Convertible Preferred Stocks	48,342	48,342	—	—
Preferred Stock	—	—	—	— (1)
Common Stocks	443	—	—	443 (1)
Warrant	—	—	—	— (1)
Money Market Mutual Fund	18,774	18,774	—	—
Securities Lending Collateral	10,000	10,000	—	—
Total Investments	$594,251	$77,116	$516,692	$443

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at January 31, 2026.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended January 31, 2026.
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS
January 31, 2026
($ reported in thousands)

	Par Value	Value
Convertible Bonds and Notes—84.2%
Aerospace & Defense—1.9%
AeroVironment, Inc. 0.000%, 7/15/30	$1,630	$1,917
Intuitive Machines, Inc. 144A 2.500%, 10/1/30(1)	1,280	2,285
Joby Aviation, Inc. 0.750%, 2/15/32	1,360	1,385
		5,587

Auto Manufacturers—0.9%
Rivian Automotive, Inc. 4.625%, 3/15/29	2,540	2,678
Automotive Parts & Equipment—0.4%
indie Semiconductor, Inc. 144A 4.500%, 11/15/27(1)	1,070	1,107
Biotechnology—7.7%
Alnylam Pharmaceuticals, Inc. 1.000%, 9/15/27	1,525	1,988
Arrowhead Pharmaceuticals, Inc. 0.000%, 1/15/32	1,410	1,581
Bridgebio Pharma, Inc.
2.250%, 2/1/29	1,420	1,612
144A 1.750%, 3/1/31(1)	1,985	3,449
Celcuity, Inc. 2.750%, 8/1/31	550	1,290
Cogent Biosciences, Inc. 1.625%, 11/15/31	1,215	1,456
Cytokinetics, Inc. 144A 1.750%, 10/1/31(1)	1,750	2,208
Halozyme Therapeutics, Inc. 144A 0.000%, 2/15/31(1)	2,970	3,052
Ionis Pharmaceuticals, Inc.
1.750%, 6/15/28	1,130	1,853
144A 0.000%, 12/1/30(1)	1,525	1,685
Ligand Pharmaceuticals, Inc. 144A 0.750%, 10/1/30(1)	2,485	2,964
		23,138

Commercial Services—2.1%
Affirm Holdings, Inc. 0.750%, 12/15/29(2)	1,985	2,049
Block, Inc. 0.250%, 11/1/27	3,670	3,402
Shift4 Payments, Inc. 0.500%, 8/1/27	1,015	975
		6,426

Computers—10.8%
CyberArk Software Ltd. 144A 0.000%, 6/15/30(1)	2,810	2,958
Lumentum Holdings, Inc. 144A 0.375%, 3/15/32(1)	4,510	10,222
Parsons Corp. 2.625%, 3/1/29(2)	1,655	1,771
Seagate HDD Cayman 3.500%, 6/1/28	665	3,298
	Par Value	Value

Computers—continued
Super Micro Computer, Inc. 3.500%, 3/1/29	$1,860	$1,697
Western Digital Corp. 3.000%, 11/15/28(2)	1,590	10,562
Zscaler, Inc. 144A 0.000%, 7/15/28(1)(3)	2,395	2,227
		32,735

Diversified REITs—1.0%
Digital Realty Trust LP 144A 1.875%, 11/15/29(1)	2,940	3,038
Electric Utilities—5.5%
FirstEnergy Corp. 144A 3.625%, 1/15/29(1)	2,865	3,118
NextEra Energy Capital Holdings, Inc. 3.000%, 3/1/27	4,795	6,370
Southern Co. (The) 144A 3.250%, 6/15/28(1)	3,530	3,532
WEC Energy Group, Inc. 144A 3.375%, 6/1/28(1)	3,605	3,690
		16,710

Electronics—2.1%
Mirion Technologies, Inc. 144A 0.250%, 6/1/30(1)	2,120	2,735
OSI Systems, Inc.
2.250%, 8/1/29(2)	930	1,367
144A 0.500%, 2/1/31(1)	2,275	2,257
		6,359

Energy-Alternate Sources—1.1%
Array Technologies, Inc. 144A 2.875%, 7/1/31(1)(2)	970	1,646
Eos Energy Enterprises, Inc. 144A 1.750%, 12/1/31(1)	1,410	1,662
		3,308

Engineering & Construction—1.0%
Granite Construction, Inc. 3.250%, 6/15/30	1,860	3,095
Entertainment—3.3%
DraftKings Holdings, Inc. 0.000%, 3/15/28(3)	2,085	1,888
IMAX Corp. 144A 0.750%, 11/15/30(1)(2)	2,425	2,589
Live Nation Entertainment, Inc. 2.875%, 1/15/30	5,225	5,530
		10,007

Financial Services—4.2%
Coinbase Global, Inc.
0.500%, 6/1/26	4,025	3,977
144A 0.000%, 10/1/29(1)	2,430	2,188
Galaxy Digital Holdings LP 144A 0.500%, 5/1/31(1)	2,735	2,347
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Par Value	Value

Financial Services—continued
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	$2,040	$2,418
WisdomTree, Inc. 144A 4.625%, 8/15/30(1)	1,380	1,602
		12,532

Health Care REITs—2.4%
Welltower OP LLC 144A 3.125%, 7/15/29(1)	4,750	7,237
Healthcare-Products—3.9%
Alphatec Holdings, Inc. 144A 0.750%, 3/15/30(1)	1,650	2,015
Exact Sciences Corp. 144A 1.750%, 4/15/31(1)	915	1,125
Guardant Health, Inc.
1.250%, 2/15/31(2)	1,605	3,213
144A 0.000%, 5/15/33(1)	545	647
IRhythm Holdings, Inc. 1.500%, 9/1/29	1,060	1,348
Repligen Corp. 1.000%, 12/15/28(2)	870	922
Tempus AI, Inc. 144A 0.750%, 7/15/30(1)	1,215	1,316
TransMedics Group, Inc. 1.500%, 6/1/28	675	1,078
		11,664

Industrial REITs—0.8%
Rexford Industrial Realty LP 144A 4.375%, 3/15/27(1)	2,330	2,331
Internet—3.9%
Alibaba Group Holding Ltd. 0.500%, 6/1/31	1,650	2,891
DoorDash, Inc. 144A 0.000%, 5/15/30(1)	1,845	1,846
Expedia Group, Inc. 0.000%, 2/15/26	1,750	1,940
Uber Technologies, Inc. 0.875%, 12/1/28	1,990	2,549
Wayfair, Inc. 3.250%, 9/15/27	1,530	2,618
		11,844

Investment Companies—2.6%
Cipher Mining, Inc. 144A 0.000%, 10/1/31(1)	1,470	1,869
IREN Ltd. 144A 0.000%, 7/1/31(1)	3,085	2,846
Riot Platforms, Inc. 0.750%, 1/15/30	1,420	1,869
Terawulf, Inc. 144A 0.000%, 5/1/32(1)	1,480	1,392
		7,976

	Par Value	Value

Leisure Time—0.8%
NCL Corp., Ltd. 144A 0.750%, 9/15/30(1)	$2,420	$2,355
Machinery-Construction & Mining—2.0%
Bloom Energy Corp. 144A 0.000%, 11/15/30(1)	3,545	4,002
BWX Technologies, Inc. 144A 0.000%, 11/1/30(1)	2,050	2,114
		6,116

Media—0.3%
Liberty Media Corp.-Liberty Formula One 2.250%, 8/15/27	775	906
Metal Fabricate/Hardware—0.4%
Xometry, Inc. 144A 0.750%, 6/15/30(1)	860	1,261
Mining—1.2%
Centrus Energy Corp. 144A 0.000%, 8/15/32(1)	1,555	2,245
MP Materials Corp. 144A 3.000%, 3/1/30(1)	515	1,466
		3,711

Miscellaneous Manufacturing—0.9%
JBT Marel Corp. 144A 0.375%, 9/15/30(1)	2,440	2,617
Office REITs—0.6%
Boston Properties LP 144A 2.000%, 10/1/30(1)	1,905	1,809
Oil, Gas & Consumable Fuels—0.8%
Solaris Energy Infrastructure, Inc. 0.250%, 10/1/31	1,890	2,326
Pharmaceuticals—1.8%
Jazz Investments I Ltd. 3.125%, 9/15/30	2,580	3,359
Zoetis, Inc. 144A 0.250%, 6/15/29(1)	2,150	2,199
		5,558

Real Estate—1.1%
Compass, Inc. 144A 0.250%, 4/15/31(1)	2,940	3,164
Retail—0.5%
Burlington Stores, Inc. 1.250%, 12/15/27	1,020	1,544
Semiconductors—6.4%
Cohu, Inc. 144A 1.500%, 1/15/31(1)	1,655	2,127
Impinj, Inc. 144A 0.000%, 9/15/29(1)	1,370	1,319
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Par Value	Value

Semiconductors—continued
MACOM Technology Solutions Holdings, Inc. 0.000%, 12/15/29(3)	$2,175	$3,127
MKS, Inc. 1.250%, 6/1/30	2,360	3,969
Nova Ltd. 144A 0.000%, 9/15/30(1)	1,330	2,133
Semtech Corp. 144A 0.000%, 10/15/30(1)(2)	2,460	2,767
Synaptics, Inc. 0.750%, 12/1/31	1,645	1,857
Veeco Instruments, Inc. 2.875%, 6/1/29	1,500	1,942
		19,241

Software—10.0%
Akamai Technologies, Inc. 0.375%, 9/1/27	3,175	3,368
Alignment Healthcare, Inc. 4.250%, 11/15/29	2,100	3,487
BILL Holdings, Inc. 0.000%, 4/1/30(3)	2,270	2,027
Cloudflare, Inc. 0.000%, 8/15/26	3,935	4,322
Confluent, Inc. 0.000%, 1/15/27(2)(3)	1,695	1,658
CoreWeave, Inc. 144A 1.750%, 12/1/31(1)	2,420	2,790
Datadog, Inc. 0.000%, 12/1/29(3)	2,765	2,719
Snowflake, Inc. 0.000%, 10/1/29	2,005	2,821
Strategy, Inc.
0.000%, 12/1/29(3)	4,860	4,097
144A 0.000%, 3/1/30(1)	1,465	1,304
Unity Software, Inc. 144A 0.000%, 3/15/30(1)(2)	1,550	1,742
		30,335

Telecommunications—1.8%
AST SpaceMobile, Inc. 144A 2.000%, 1/15/36(1)	1,935	2,636
Viavi Solutions, Inc. 144A 0.625%, 3/1/31(1)	1,565	2,936
		5,572

Total Convertible Bonds and Notes (Identified Cost $216,983)		254,287

Corporate Bonds and Notes—47.0%
Aerospace & Defense—2.5%
AAR Escrow Issuer LLC 144A 6.750%, 3/15/29(1)	1,500	1,553
Bombardier, Inc. 144A 6.750%, 6/15/33(1)	2,330	2,447
TransDigm, Inc.
144A 6.375%, 5/31/33(1)	1,620	1,649
	Par Value	Value

Aerospace & Defense—continued
144A 6.750%, 1/31/34(1)	$1,915	$1,982
		7,631

Auto Components—0.4%
Goodyear Tire & Rubber Co. (The) 6.625%, 7/15/30	1,190	1,215
Automotive Parts & Equipment—2.1%
Adient Global Holdings Ltd. 144A 7.500%, 2/15/33(1)	1,565	1,625
American Axle & Manufacturing, Inc. 144A 7.750%, 10/15/33(1)	1,210	1,245
Clarios Global LP 144A 6.750%, 9/15/32(1)	1,120	1,159
Garrett Motion Holdings, Inc. 144A 7.750%, 5/31/32(1)	1,160	1,228
Tenneco, Inc. 144A 8.000%, 11/17/28(1)	1,220	1,227
		6,484

Biotechnology—0.5%
Genmab A/S 144A 7.250%, 12/15/33(1)	1,515	1,603
Building Materials—1.6%
AmeriTex HoldCo Intermediate LLC 144A 7.625%, 8/15/33(1)	1,275	1,341
Builders FirstSource, Inc. 144A 6.375%, 6/15/32(1)	1,170	1,206
Quikrete Holdings, Inc. 144A 6.750%, 3/1/33(1)	2,250	2,337
		4,884

Chemicals—0.8%
Celanese U.S. Holdings LLC 6.750%, 4/15/33(2)	775	785
Chemours Co. (The) 144A 8.000%, 1/15/33(1)(2)	1,580	1,584
		2,369

Commercial Services—2.6%
Avis Budget Car Rental LLC 144A 8.000%, 2/15/31(1)(2)	1,525	1,559
EquipmentShare.com, Inc. 144A 8.625%, 5/15/32(1)	1,180	1,261
Herc Holdings, Inc. 144A 7.250%, 6/15/33(1)(2)	1,820	1,926
Shift4 Payments LLC 144A 6.750%, 8/15/32(1)	1,370	1,398
Williams Scotsman, Inc. 144A 6.625%, 4/15/30(1)	1,550	1,606
		7,750

Computers—1.4%
CACI International, Inc. 144A 6.375%, 6/15/33(1)	795	825
McAfee Corp. 144A 7.375%, 2/15/30(1)	1,835	1,460
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Par Value	Value

Computers—continued
Seagate Data Storage Technology Pte Ltd. 144A 8.500%, 7/15/31(1)	$1,815	$1,920
		4,205

Containers & Packaging—0.9%
Mauser Packaging Solutions Holding Co. 144A 7.875%, 4/15/30(1)	1,495	1,523
Owens-Brockway Glass Container, Inc. 144A 7.250%, 5/15/31(1)(2)	1,195	1,216
		2,739

Diversified REITs—0.9%
Iron Mountain, Inc.
144A 7.000%, 2/15/29(1)	1,175	1,207
144A 6.250%, 1/15/33(1)	1,535	1,551
		2,758

Electric Utilities—1.2%
NRG Energy, Inc. 144A 6.250%, 11/1/34(1)	1,925	1,976
Talen Energy Supply LLC 144A 6.500%, 2/1/36(1)	1,570	1,610
		3,586

Electronic Equipment, Instruments & Components—0.4%
WESCO Distribution, Inc. 144A 6.375%, 3/15/33(1)	1,230	1,281
Entertainment—1.6%
Caesars Entertainment, Inc. 144A 6.000%, 10/15/32(1)(2)	2,095	2,038
Churchill Downs, Inc. 144A 6.750%, 5/1/31(1)	790	814
Light & Wonder International, Inc. 144A 6.250%, 10/1/33(1)	1,155	1,170
Starz Capital Holdings 1, Inc. 144A 6.000%, 4/15/30(1)	735	687
		4,709

Environmental Services—0.7%
GFL Environmental, Inc. 144A 6.750%, 1/15/31(1)	1,100	1,151
Waste Pro USA, Inc. 144A 7.000%, 2/1/33(1)	1,065	1,094
		2,245

Financial Services—3.9%
Navient Corp.
9.375%, 7/25/30(2)	800	862
7.875%, 6/15/32(2)	1,235	1,246
OneMain Finance Corp.
7.125%, 11/15/31	755	782
7.125%, 9/15/32	1,590	1,647
6.750%, 9/15/33	780	789
PennyMac Financial Services, Inc.
144A 7.875%, 12/15/29(1)	1,400	1,475
144A 6.875%, 2/15/33(1)	765	780
	Par Value	Value

Financial Services—continued
PRA Group, Inc. 144A 8.375%, 2/1/28(1)	$1,120	$1,132
Rocket Cos., Inc.
144A 7.125%, 2/1/32(1)	1,520	1,588
144A 6.375%, 8/1/33(1)	1,450	1,504
		11,805

Food & Beverage—1.2%
Performance Food Group, Inc. 144A 6.125%, 9/15/32(1)	1,515	1,556
Post Holdings, Inc. 144A 6.375%, 3/1/33(1)	1,960	1,975
		3,531

Healthcare-Products—0.3%
Insulet Corp. 144A 6.500%, 4/1/33(1)	830	864
Healthcare-Services—2.0%
Concentra Health Services, Inc. 144A 6.875%, 7/15/32(1)	1,585	1,659
DaVita, Inc. 144A 6.750%, 7/15/33(1)	1,505	1,545
Global Medical Response, Inc. 144A 7.375%, 10/1/32(1)	1,230	1,272
Tenet Healthcare Corp. 144A 6.000%, 11/15/33(1)	1,580	1,626
		6,102

Housewares—0.5%
Newell Brands, Inc. 144A 8.500%, 6/1/28(1)	1,335	1,400
Insurance—1.5%
Asurion LLC & Asurion Co.-Issuer, Inc.
144A 8.000%, 12/31/32(1)	755	789
144A 8.375%, 2/1/34(1)	1,185	1,198
Panther Escrow Issuer LLC 144A 7.125%, 6/1/31(1)	2,370	2,441
		4,428

Internet—1.4%
Gen Digital, Inc. 144A 6.250%, 4/1/33(1)	1,910	1,919
Snap, Inc. 144A 6.875%, 3/1/33(1)	1,560	1,601
Wayfair LLC 144A 6.750%, 11/15/32(1)	770	796
		4,316

Iron & Steel—0.9%
Cleveland-Cliffs, Inc. 144A 7.625%, 1/15/34(1)	1,470	1,539
Commercial Metals Co. 144A 6.000%, 12/15/35(1)	1,195	1,221
		2,760

See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Par Value	Value

Leisure Time—1.5%
Acushnet Co. 144A 5.625%, 12/1/33(1)	$800	$807
Amer Sports Co. 144A 6.750%, 2/16/31(1)	1,170	1,217
Carnival Corp. 144A 5.750%, 8/1/32(1)	810	832
NCL Corp., Ltd. 144A 6.750%, 2/1/32(1)	1,525	1,563
		4,419

Lodging—0.3%
Station Casinos LLC 144A 6.625%, 3/15/32(1)	820	839
Machinery-Diversified—0.4%
Chart Industries, Inc. 144A 7.500%, 1/1/30(1)	1,115	1,160
Media—3.2%
CCO Holdings LLC
144A 6.375%, 9/1/29(1)	1,245	1,257
144A 7.375%, 3/1/31(1)	1,520	1,564
DIRECTV Financing LLC 144A 8.875%, 2/1/30(1)	1,605	1,625
Gray Media, Inc. 144A 9.625%, 7/15/32(1)	1,120	1,155
Nexstar Media, Inc. 144A 5.625%, 7/15/27(1)	1,140	1,140
Sirius XM Radio LLC 144A 5.500%, 7/1/29(1)	1,445	1,451
Versant Media Group, Inc. 144A 7.250%, 1/30/31(1)	1,580	1,619
		9,811

Mining—1.2%
Arsenal AIC Parent LLC 144A 8.000%, 10/1/30(1)	1,170	1,239
Capstone Copper Corp. 144A 6.750%, 3/31/33(1)	1,050	1,088
Hudbay Minerals, Inc. 144A 6.125%, 4/1/29(1)	1,235	1,246
		3,573

Miscellaneous Manufacturing—0.4%
Axon Enterprise, Inc. 144A 6.250%, 3/15/33(1)	1,130	1,171
Oil, Gas & Consumable Fuels—3.4%
CITGO Petroleum Corp. 144A 8.375%, 1/15/29(1)	1,240	1,289
CNX Resources Corp. 144A 7.375%, 1/15/31(1)	1,480	1,533
Northern Oil & Gas, Inc. 144A 8.750%, 6/15/31(1)	1,195	1,235
Permian Resources Operating LLC 144A 6.250%, 2/1/33(1)	1,190	1,226
SM Energy Co.
144A 8.750%, 7/1/31(1)(2)	1,170	1,229
144A 7.000%, 8/1/32(1)	805	807
	Par Value	Value

Oil, Gas & Consumable Fuels—continued
Sunoco LP 144A 6.250%, 7/1/33(1)	$1,525	$1,564
Transocean Titan Financing Ltd. 144A 8.375%, 2/1/28(1)	1,396	1,425
		10,308

Pipelines—0.3%
Venture Global Plaquemines LNG LLC 144A 6.750%, 1/15/36(1)	950	996
Real Estate—0.3%
Anywhere Real Estate Group LLC 144A 7.000%, 4/15/30(1)	770	780
Retail—1.6%
Advance Auto Parts, Inc. 144A 7.375%, 8/1/33(1)	1,530	1,553
Bath & Body Works, Inc. 6.875%, 11/1/35	770	779
New Red Finance, Inc. 144A 6.125%, 6/15/29(1)	1,535	1,573
Petco Health & Wellness Co., Inc. 144A 8.250%, 2/1/31(1)	1,055	1,058
		4,963

Software—0.8%
Cloud Software Group, Inc. 144A 6.500%, 3/31/29(1)	1,185	1,178
UKG, Inc. 144A 6.875%, 2/1/31(1)	1,170	1,169
		2,347

Telecommunications—2.6%
Cipher Compute LLC 144A 7.125%, 11/15/30(1)	1,555	1,602
Frontier Communications Holdings LLC 144A 8.750%, 5/15/30(1)	750	773
Level 3 Financing, Inc. 144A 8.500%, 1/15/36(1)	1,550	1,587
Vmed O2 UK Financing I plc 144A 7.750%, 4/15/32(1)(2)	2,270	2,335
WULF Compute LLC 144A 7.750%, 10/15/30(1)	1,560	1,627
		7,924

Transportation—1.7%
FTAI Aviation Investors LLC 144A 7.875%, 12/1/30(1)	1,820	1,930
Stonepeak Nile Parent LLC 144A 7.250%, 3/15/32(1)	1,100	1,162
XPO, Inc. 144A 7.125%, 6/1/31(1)	1,915	1,988
		5,080

Total Corporate Bonds and Notes (Identified Cost $138,929)		142,036

See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Shares	Value
Convertible Preferred Stocks—12.7%
Aerospace & Defense—2.5%
Boeing Co. (The), 6.000%(2)	102,905	$7,689
Banks—2.9%
Wells Fargo & Co. Series L, 7.500%	7,135	8,804
Capital Markets—1.3%
Ares Management Corp. Series B, 6.750%	32,190	1,540
KKR & Co., Inc. Series D, 6.250%(2)	51,150	2,503
		4,043

Chemicals—0.8%
Albemarle Corp., 7.250%	33,260	2,306
Electric Utilities—1.9%
NextEra Energy, Inc., 7.299%	27,735	1,539
PG&E Corp. Series A, 6.000%	91,550	3,658
Southern Co. (The) Series A, 7.125%(2)	12,220	626
		5,823

Financial Services—0.2%
Shift4 Payments, Inc., 6.000%	8,155	613
Healthcare Providers & Services—0.9%
BrightSpring Health Services, Inc., 6.750%	21,365	2,851
Semiconductors & Semiconductor Equipment—1.2%
Microchip Technology, Inc., 7.500%(2)	52,305	3,496
Software—0.2%
Strategy, Inc., 8.000%	7,200	612
Trading Companies & Distributors—0.8%
QXO, Inc., 5.500%	35,625	2,257
Total Convertible Preferred Stocks (Identified Cost $29,460)		38,494

Preferred Stock—0.0%
Entertainment—0.0%
LiveStyle, Inc. Series B(4)(5)(6)	4,196	—
Total Preferred Stock (Identified Cost $411)		—

Common Stocks—0.1%
Banks—0.1%
CCF Holdings LLC(4)(5)	6,367,079	318
CCF Holdings LLC Class M(4)(5)	879,959	53
		371

Consumer Finance—0.0%
Erickson, Inc.(4)(5)	6,354	—
	Shares	Value

Entertainment—0.0%
LiveStyle, Inc. (4)(5)(6)	90,407	$—
Total Common Stocks (Identified Cost $22,668)		371

Warrant—0.0%
Banks—0.0%
CCF Holdings LLC, 3/25/26(4)(5)	1,455,681	—
Total Warrant (Identified Cost $—)		—

Total Long-Term Investments—144.0% (Identified Cost $408,451)		435,188

Short-Term Investment—4.5%
Money Market Mutual Fund—4.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 3.574%)(7)	13,499,400	13,499
Total Short-Term Investment (Identified Cost $13,499)		13,499

Securities Lending Collateral—3.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 3.578%)(7)(8)	9,680,903	9,681
Total Securities Lending Collateral (Identified Cost $9,681)		9,681

TOTAL INVESTMENTS—151.7% (Identified Cost $431,631)		$458,368
Other assets and liabilities, net—(15.6)%		(47,156)
Cumulative Preferred Shares—(36.1)%		(109,000)
NET ASSETS—100.0%		$302,212

Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership
plc	Public Limited Company
REIT	Real Estate Investment Trust

Footnote Legend:
(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2026, these securities amounted to a value of $264,520 or 87.5% of net assets.

(2)	All or a portion of security is on loan pursuant to the Liquidity Facility and/or securities lending.
(3)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(4)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(5)	Non-income producing.
(6)	Security is restricted from resale.
For information regarding the abbreviations, see the Key Investment Terms starting on page 17.
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
(7)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(8)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	91%
Canada	2
Cayman Islands	2
Bermuda	2
Israel	1
Australia	1
United Kingdom	1
Total	100%
† % of total investments as of January 31, 2026.
The following table summarizes the value of the Fund’s investments as of January 31, 2026, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$254,287	$—	$254,287	$—
Corporate Bonds and Notes	142,036	—	142,036	—
Equity Securities:
Convertible Preferred Stocks	38,494	38,494	—	—
Preferred Stock	—	—	—	— (1)
Common Stocks	371	—	—	371 (1)
Warrant	—	—	—	— (1)
Money Market Mutual Fund	13,499	13,499	—	—
Securities Lending Collateral	9,681	9,681	—	—
Total Investments	$458,368	$61,674	$396,323	$371

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at January 31, 2026.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended January 31, 2026.
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS
January 31, 2026
($ reported in thousands)

	Par Value	Value
Convertible Bonds and Notes—70.8%
Aerospace & Defense—1.6%
AeroVironment, Inc. 0.000%, 7/15/30(1)	$1,220	$1,434
Intuitive Machines, Inc. 144A 2.500%, 10/1/30(2)	960	1,714
Joby Aviation, Inc. 0.750%, 2/15/32	1,010	1,029
		4,177

Auto Manufacturers—0.7%
Rivian Automotive, Inc. 4.625%, 3/15/29(1)	1,900	2,003
Automotive Parts & Equipment—0.3%
indie Semiconductor, Inc. 144A 4.500%, 11/15/27(2)	810	838
Biotechnology—6.4%
Alnylam Pharmaceuticals, Inc. 1.000%, 9/15/27	1,140	1,486
Arrowhead Pharmaceuticals, Inc. 0.000%, 1/15/32	1,065	1,194
Bridgebio Pharma, Inc.
2.250%, 2/1/29	1,065	1,209
144A 1.750%, 3/1/31(1)(2)	1,485	2,580
Celcuity, Inc. 2.750%, 8/1/31	410	962
Cogent Biosciences, Inc. 1.625%, 11/15/31	910	1,090
Cytokinetics, Inc. 144A 1.750%, 10/1/31(2)	1,315	1,660
Halozyme Therapeutics, Inc. 144A 0.000%, 2/15/31(2)	2,235	2,297
Ionis Pharmaceuticals, Inc.
1.750%, 6/15/28	850	1,394
144A 0.000%, 12/1/30(2)	1,145	1,265
Ligand Pharmaceuticals, Inc. 144A 0.750%, 10/1/30(2)	1,870	2,230
		17,367

Commercial Services—1.8%
Affirm Holdings, Inc. 0.750%, 12/15/29	1,495	1,543
Block, Inc. 0.250%, 11/1/27	2,760	2,559
Shift4 Payments, Inc. 0.500%, 8/1/27	760	730
		4,832

Computers—9.1%
CyberArk Software Ltd. 144A 0.000%, 6/15/30(2)	2,110	2,221
Lumentum Holdings, Inc. 144A 0.375%, 3/15/32(2)	3,370	7,638
Parsons Corp. 2.625%, 3/1/29(1)	1,235	1,322
Seagate HDD Cayman 3.500%, 6/1/28	495	2,455
	Par Value	Value

Computers—continued
Super Micro Computer, Inc. 3.500%, 3/1/29	$1,400	$1,278
Western Digital Corp. 3.000%, 11/15/28	1,190	7,905
Zscaler, Inc. 144A 0.000%, 7/15/28(1)(2)(3)	1,800	1,673
		24,492

Diversified REITs—0.8%
Digital Realty Trust LP 144A 1.875%, 11/15/29(2)	2,210	2,283
Electric Utilities—4.6%
FirstEnergy Corp. 144A 3.625%, 1/15/29(1)(2)	2,140	2,330
NextEra Energy Capital Holdings, Inc. 3.000%, 3/1/27	3,580	4,756
Southern Co. (The) 144A 3.250%, 6/15/28(2)	2,635	2,636
WEC Energy Group, Inc. 144A 3.375%, 6/1/28(2)	2,720	2,784
		12,506

Electronics—1.8%
Mirion Technologies, Inc. 144A 0.250%, 6/1/30(2)	1,600	2,064
OSI Systems, Inc.
2.250%, 8/1/29	700	1,029
144A 0.500%, 2/1/31(2)	1,710	1,696
		4,789

Energy-Alternate Sources—0.9%
Array Technologies, Inc. 144A 2.875%, 7/1/31(1)(2)	715	1,213
Eos Energy Enterprises, Inc. 144A 1.750%, 12/1/31(2)	1,060	1,249
		2,462

Engineering & Construction—0.9%
Granite Construction, Inc. 3.250%, 6/15/30	1,395	2,321
Entertainment—2.8%
DraftKings Holdings, Inc. 0.000%, 3/15/28(3)	1,565	1,417
IMAX Corp. 144A 0.750%, 11/15/30(2)	1,825	1,948
Live Nation Entertainment, Inc. 2.875%, 1/15/30(1)	3,935	4,166
		7,531

Financial Services—3.5%
Coinbase Global, Inc.
0.500%, 6/1/26	3,005	2,969
144A 0.000%, 10/1/29(2)	1,825	1,643
Galaxy Digital Holdings LP 144A 0.500%, 5/1/31(2)	2,045	1,755
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Par Value	Value

Financial Services—continued
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(2)	$1,520	$1,802
WisdomTree, Inc. 144A 4.625%, 8/15/30(2)	1,030	1,196
		9,365

Health Care REITs—2.0%
Welltower OP LLC 144A 3.125%, 7/15/29(1)(2)	3,575	5,447
Healthcare-Products—3.3%
Alphatec Holdings, Inc. 144A 0.750%, 3/15/30(2)	1,230	1,503
Exact Sciences Corp. 144A 1.750%, 4/15/31(2)	690	848
Guardant Health, Inc.
1.250%, 2/15/31(1)	1,205	2,413
144A 0.000%, 5/15/33(2)	410	486
IRhythm Holdings, Inc. 1.500%, 9/1/29(1)	795	1,011
Repligen Corp. 1.000%, 12/15/28	660	699
Tempus AI, Inc. 144A 0.750%, 7/15/30(2)	905	981
TransMedics Group, Inc. 1.500%, 6/1/28	510	814
		8,755

Industrial REITs—0.6%
Rexford Industrial Realty LP 144A 4.375%, 3/15/27(2)	1,745	1,746
Internet—3.3%
Alibaba Group Holding Ltd. 0.500%, 6/1/31	1,240	2,172
DoorDash, Inc. 144A 0.000%, 5/15/30(2)	1,390	1,391
Expedia Group, Inc. 0.000%, 2/15/26	1,310	1,452
Uber Technologies, Inc. 0.875%, 12/1/28	1,495	1,915
Wayfair, Inc. 3.250%, 9/15/27(1)	1,155	1,977
		8,907

Investment Companies—2.2%
Cipher Mining, Inc. 144A 0.000%, 10/1/31(2)	1,105	1,405
IREN Ltd. 144A 0.000%, 7/1/31(2)	2,305	2,126
Riot Platforms, Inc. 0.750%, 1/15/30(1)	1,065	1,402
Terawulf, Inc. 144A 0.000%, 5/1/32(2)	1,105	1,039
		5,972

	Par Value	Value

Leisure Time—0.7%
NCL Corp., Ltd. 144A 0.750%, 9/15/30(2)	$1,805	$1,757
Machinery-Construction & Mining—1.7%
Bloom Energy Corp. 144A 0.000%, 11/15/30(2)	2,650	2,992
BWX Technologies, Inc. 144A 0.000%, 11/1/30(2)	1,545	1,593
		4,585

Media—0.3%
Liberty Media Corp.-Liberty Formula One 2.250%, 8/15/27(1)	590	690
Metal Fabricate/Hardware—0.4%
Xometry, Inc. 144A 0.750%, 6/15/30(2)	650	953
Mining—1.0%
Centrus Energy Corp. 144A 0.000%, 8/15/32(2)	1,165	1,682
MP Materials Corp. 144A 3.000%, 3/1/30(2)	390	1,110
		2,792

Miscellaneous Manufacturing—0.7%
JBT Marel Corp. 144A 0.375%, 9/15/30(2)	1,820	1,952
Office REITs—0.5%
Boston Properties LP 144A 2.000%, 10/1/30(2)	1,425	1,353
Oil, Gas & Consumable Fuels—0.7%
Solaris Energy Infrastructure, Inc. 0.250%, 10/1/31	1,425	1,753
Pharmaceuticals—1.6%
Jazz Investments I Ltd. 3.125%, 9/15/30	1,940	2,526
Zoetis, Inc. 144A 0.250%, 6/15/29(2)	1,630	1,667
		4,193

Real Estate—0.9%
Compass, Inc. 144A 0.250%, 4/15/31(2)	2,195	2,362
Retail—0.4%
Burlington Stores, Inc. 1.250%, 12/15/27	770	1,165
Semiconductors—5.4%
Cohu, Inc. 144A 1.500%, 1/15/31(2)	1,235	1,587
Impinj, Inc. 144A 0.000%, 9/15/29(2)	1,030	992
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Par Value	Value

Semiconductors—continued
MACOM Technology Solutions Holdings, Inc. 0.000%, 12/15/29(1)(3)	$1,635	$2,351
MKS, Inc. 1.250%, 6/1/30	1,775	2,985
Nova Ltd. 144A 0.000%, 9/15/30(2)	995	1,595
Semtech Corp. 144A 0.000%, 10/15/30(2)	1,850	2,081
Synaptics, Inc. 0.750%, 12/1/31	1,230	1,389
Veeco Instruments, Inc. 2.875%, 6/1/29	1,120	1,450
		14,430

Software—8.4%
Akamai Technologies, Inc. 0.375%, 9/1/27	2,370	2,514
Alignment Healthcare, Inc. 4.250%, 11/15/29	1,570	2,607
BILL Holdings, Inc. 0.000%, 4/1/30(3)	1,705	1,523
Cloudflare, Inc. 0.000%, 8/15/26	2,940	3,229
Confluent, Inc. 0.000%, 1/15/27(3)	1,275	1,247
CoreWeave, Inc. 144A 1.750%, 12/1/31(2)	1,810	2,087
Datadog, Inc. 0.000%, 12/1/29	2,060	2,026
Snowflake, Inc. 0.000%, 10/1/29	1,495	2,103
Strategy, Inc.
0.000%, 12/1/29	3,660	3,085
144A 0.000%, 3/1/30(1)(2)	1,100	979
Unity Software, Inc. 144A 0.000%, 3/15/30(2)	1,160	1,304
		22,704

Telecommunications—1.5%
AST SpaceMobile, Inc. 144A 2.000%, 1/15/36(2)	1,445	1,969
Viavi Solutions, Inc. 144A 0.625%, 3/1/31(2)	1,170	2,195
		4,164

Total Convertible Bonds and Notes (Identified Cost $167,479)		190,646

Corporate Bonds and Notes—19.2%
Aerospace & Defense—1.0%
AAR Escrow Issuer LLC 144A 6.750%, 3/15/29(1)(2)	535	554
Bombardier, Inc. 144A 6.750%, 6/15/33(1)(2)	850	893
TransDigm, Inc.
144A 6.375%, 5/31/33(2)	590	601
	Par Value	Value

Aerospace & Defense—continued
144A 6.750%, 1/31/34(1)(2)	$695	$719
		2,767

Auto Components—0.2%
Goodyear Tire & Rubber Co. (The) 6.625%, 7/15/30(1)	430	439
Automotive Parts & Equipment—0.9%
Adient Global Holdings Ltd. 144A 7.500%, 2/15/33(1)(2)	565	587
American Axle & Manufacturing, Inc. 144A 7.750%, 10/15/33(1)(2)	440	452
Clarios Global LP 144A 6.750%, 9/15/32(1)(2)	400	414
Garrett Motion Holdings, Inc. 144A 7.750%, 5/31/32(1)(2)	425	450
Tenneco, Inc. 144A 8.000%, 11/17/28(1)(2)	445	448
		2,351

Biotechnology—0.2%
Genmab A/S 144A 7.250%, 12/15/33(2)	550	582
Building Materials—0.7%
AmeriTex HoldCo Intermediate LLC 144A 7.625%, 8/15/33(1)(2)	465	489
Builders FirstSource, Inc. 144A 6.375%, 6/15/32(1)(2)	570	587
Quikrete Holdings, Inc. 144A 6.750%, 3/1/33(1)(2)	815	847
		1,923

Chemicals—0.3%
Celanese U.S. Holdings LLC 6.750%, 4/15/33(1)	280	284
Chemours Co. (The) 144A 8.000%, 1/15/33(1)(2)	575	576
		860

Commercial Services—1.0%
Avis Budget Car Rental LLC 144A 8.000%, 2/15/31(2)	545	557
EquipmentShare.com, Inc. 144A 8.625%, 5/15/32(1)(2)	430	460
Herc Holdings, Inc. 144A 7.250%, 6/15/33(2)	660	698
Shift4 Payments LLC 144A 6.750%, 8/15/32(1)(2)	495	505
Williams Scotsman, Inc. 144A 6.625%, 4/15/30(1)(2)	585	606
		2,826

Computers—0.7%
CACI International, Inc. 144A 6.375%, 6/15/33(2)	425	441
McAfee Corp. 144A 7.375%, 2/15/30(1)(2)	840	668
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Par Value	Value

Computers—continued
Seagate Data Storage Technology Pte Ltd. 144A 8.500%, 7/15/31(1)(2)	$800	$847
		1,956

Containers & Packaging—0.4%
Mauser Packaging Solutions Holding Co. 144A 7.875%, 4/15/30(2)	580	591
Owens-Brockway Glass Container, Inc. 144A 7.250%, 5/15/31(1)(2)	430	438
		1,029

Diversified REITs—0.4%
Iron Mountain, Inc.
144A 7.000%, 2/15/29(1)(2)	430	442
144A 6.250%, 1/15/33(2)	575	581
		1,023

Electric Utilities—0.5%
NRG Energy, Inc. 144A 6.250%, 11/1/34(1)(2)	700	719
Talen Energy Supply LLC 144A 6.500%, 2/1/36(1)(2)	570	584
		1,303

Electronic Equipment, Instruments & Components—0.2%
WESCO Distribution, Inc. 144A 6.375%, 3/15/33(1)(2)	445	463
Entertainment—0.6%
Caesars Entertainment, Inc. 144A 6.000%, 10/15/32(1)(2)	750	730
Churchill Downs, Inc. 144A 6.750%, 5/1/31(1)(2)	285	294
Light & Wonder International, Inc. 144A 6.250%, 10/1/33(1)(2)	415	420
Starz Capital Holdings 1, Inc. 144A 6.000%, 4/15/30(1)(2)	270	252
		1,696

Environmental Services—0.3%
GFL Environmental, Inc. 144A 6.750%, 1/15/31(2)	385	403
Waste Pro USA, Inc. 144A 7.000%, 2/1/33(1)(2)	380	390
		793

Financial Services—1.4%
Navient Corp. 7.875%, 6/15/32	450	454
OneMain Finance Corp.
7.125%, 11/15/31(1)	270	280
7.125%, 9/15/32(1)	575	595
6.750%, 9/15/33(1)	285	288
PennyMac Financial Services, Inc.
144A 7.875%, 12/15/29(1)(2)	400	421
144A 6.875%, 2/15/33(1)(2)	280	286
	Par Value	Value

Financial Services—continued
PRA Group, Inc. 144A 8.375%, 2/1/28(2)	$400	$404
Rocket Cos., Inc.
144A 7.125%, 2/1/32(2)	550	575
144A 6.375%, 8/1/33(1)(2)	555	576
		3,879

Food & Beverage—0.5%
Performance Food Group, Inc. 144A 6.125%, 9/15/32(1)(2)	550	565
Post Holdings, Inc. 144A 6.375%, 3/1/33(2)	725	730
		1,295

Healthcare-Products—0.2%
Insulet Corp. 144A 6.500%, 4/1/33(1)(2)	420	437
Healthcare-Services—0.8%
Concentra Health Services, Inc. 144A 6.875%, 7/15/32(1)(2)	575	602
DaVita, Inc. 144A 6.750%, 7/15/33(1)(2)	550	564
Global Medical Response, Inc. 144A 7.375%, 10/1/32(1)(2)	445	460
Tenet Healthcare Corp. 144A 6.000%, 11/15/33(1)(2)	575	592
		2,218

Housewares—0.2%
Newell Brands, Inc. 144A 8.500%, 6/1/28(2)	485	509
Insurance—0.6%
Asurion LLC & Asurion Co.-Issuer, Inc.
144A 8.000%, 12/31/32(1)(2)	270	282
144A 8.375%, 2/1/34(2)	425	430
Panther Escrow Issuer LLC 144A 7.125%, 6/1/31(1)(2)	815	839
		1,551

Internet—0.6%
Gen Digital, Inc. 144A 6.250%, 4/1/33(1)(2)	690	693
Snap, Inc. 144A 6.875%, 3/1/33(1)(2)	565	580
Wayfair LLC 144A 6.750%, 11/15/32(1)(2)	280	290
		1,563

Iron & Steel—0.4%
Cleveland-Cliffs, Inc. 144A 7.625%, 1/15/34(1)(2)	560	587
Commercial Metals Co. 144A 6.000%, 12/15/35(2)	435	444
		1,031

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Par Value	Value

Leisure Time—0.6%
Acushnet Co. 144A 5.625%, 12/1/33(1)(2)	$290	$293
Amer Sports Co. 144A 6.750%, 2/16/31(1)(2)	425	442
Carnival Corp. 144A 5.750%, 8/1/32(1)(2)	295	303
NCL Corp., Ltd. 144A 6.750%, 2/1/32(1)(2)	545	558
		1,596

Lodging—0.1%
Station Casinos LLC 144A 6.625%, 3/15/32(1)(2)	300	307
Machinery-Diversified—0.2%
Chart Industries, Inc. 144A 7.500%, 1/1/30(1)(2)	405	421
Media—1.3%
CCO Holdings LLC
4.500%, 5/1/32(1)	160	144
144A 6.375%, 9/1/29(1)(2)	215	217
144A 7.375%, 3/1/31(1)(2)	555	571
DIRECTV Financing LLC 144A 8.875%, 2/1/30(1)(2)	585	592
Gray Media, Inc. 144A 9.625%, 7/15/32(1)(2)	410	423
Nexstar Media, Inc. 144A 5.625%, 7/15/27(2)	415	415
Sirius XM Radio LLC 144A 5.500%, 7/1/29(2)	580	583
Versant Media Group, Inc. 144A 7.250%, 1/30/31(1)(2)	575	589
		3,534

Mining—0.5%
Arsenal AIC Parent LLC 144A 8.000%, 10/1/30(1)(2)	435	461
Capstone Copper Corp. 144A 6.750%, 3/31/33(1)(2)	375	389
Hudbay Minerals, Inc. 144A 6.125%, 4/1/29(1)(2)	465	469
		1,319

Miscellaneous Manufacturing—0.1%
Axon Enterprise, Inc. 144A 6.250%, 3/15/33(1)(2)	405	420
Oil, Gas & Consumable Fuels—1.3%
CITGO Petroleum Corp. 144A 8.375%, 1/15/29(2)	430	447
CNX Resources Corp. 144A 7.375%, 1/15/31(1)(2)	535	554
Northern Oil & Gas, Inc. 144A 8.750%, 6/15/31(1)(2)	305	315
Permian Resources Operating LLC 144A 6.250%, 2/1/33(1)(2)	430	443
SM Energy Co.
144A 8.750%, 7/1/31(1)(2)	425	446
	Par Value	Value

Oil, Gas & Consumable Fuels—continued
144A 7.000%, 8/1/32(1)(2)	$290	$291
Sunoco LP 144A 6.250%, 7/1/33(1)(2)	550	564
Transocean Titan Financing Ltd. 144A 8.375%, 2/1/28(2)	526	537
		3,597

Pipelines—0.1%
Venture Global Plaquemines LNG LLC 144A 6.750%, 1/15/36(1)(2)	345	362
Real Estate—0.1%
Anywhere Real Estate Group LLC 144A 7.000%, 4/15/30(1)(2)	275	278
Retail—0.7%
Advance Auto Parts, Inc. 144A 7.375%, 8/1/33(1)(2)	555	563
Bath & Body Works, Inc. 6.875%, 11/1/35(1)	280	283
New Red Finance, Inc. 144A 6.125%, 6/15/29(2)	555	569
Petco Health & Wellness Co., Inc. 144A 8.250%, 2/1/31(2)	380	381
		1,796

Software—0.3%
Cloud Software Group, Inc. 144A 6.500%, 3/31/29(1)(2)	430	427
UKG, Inc. 144A 6.875%, 2/1/31(1)(2)	425	425
		852

Telecommunications—1.1%
Cipher Compute LLC 144A 7.125%, 11/15/30(2)	570	587
Frontier Communications Holdings LLC 144A 8.750%, 5/15/30(1)(2)	410	423
Level 3 Financing, Inc. 144A 8.500%, 1/15/36(2)	555	568
Vmed O2 UK Financing I plc 144A 7.750%, 4/15/32(1)(2)	695	715
WULF Compute LLC 144A 7.750%, 10/15/30(1)(2)	565	589
		2,882

Transportation—0.7%
FTAI Aviation Investors LLC 144A 7.875%, 12/1/30(1)(2)	795	843
Stonepeak Nile Parent LLC 144A 7.250%, 3/15/32(1)(2)	395	417
XPO, Inc. 144A 7.125%, 6/1/31(1)(2)	695	722
		1,982

Total Corporate Bonds and Notes (Identified Cost $51,083)		51,840

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Shares	Value
Convertible Preferred Stocks—10.7%
Aerospace & Defense—2.1%
Boeing Co. (The), 6.000%	76,885	$5,745
Banks—2.5%
Wells Fargo & Co. Series L, 7.500%	5,330	6,577
Capital Markets—1.1%
Ares Management Corp. Series B, 6.750%	24,215	1,158
KKR & Co., Inc. Series D, 6.250%	38,215	1,870
		3,028

Chemicals—0.6%
Albemarle Corp., 7.250%	24,835	1,722
Electric Utilities—1.6%
NextEra Energy, Inc., 7.299%	20,725	1,150
PG&E Corp. Series A, 6.000%	68,825	2,750
Southern Co. (The) Series A, 7.125%	9,190	471
		4,371

Financial Services—0.2%
Shift4 Payments, Inc., 6.000%	6,130	461
Healthcare Providers & Services—0.8%
BrightSpring Health Services, Inc., 6.750%	16,060	2,143
Semiconductors & Semiconductor Equipment—1.0%
Microchip Technology, Inc., 7.500%	39,080	2,612
Software—0.2%
Strategy, Inc., 8.000%	5,460	464
Trading Companies & Distributors—0.6%
QXO, Inc., 5.500%	26,615	1,686
Total Convertible Preferred Stocks (Identified Cost $26,111)		28,809

Preferred Stock—0.0%
Entertainment—0.0%
LiveStyle, Inc. Series B(4)(5)(6)	630	—
Total Preferred Stock (Identified Cost $62)		—

Common Stocks—30.7%
Aerospace & Defense—0.5%
RTX Corp.(1)	6,210	1,248
Air Freight & Logistics—0.1%
Expeditors International of Washington, Inc.(1)	1,825	293
Automobiles—0.5%
Tesla, Inc.(1)(5)(7)	2,915	1,255
Banks—1.3%
CCF Holdings LLC(4)(5)	1,026,972	51
	Shares	Value

Banks—continued
CCF Holdings LLC Class M(4)(5)	219,990	$13
Citigroup, Inc.	8,615	997
JPMorgan Chase & Co.(1)	3,520	1,077
PNC Financial Services Group, Inc. (The)	2,015	450
Wells Fargo & Co.(1)	9,945	900
		3,488

Beverages—0.3%
Coca-Cola Co. (The)(1)	12,000	898
Biotechnology—0.9%
AbbVie, Inc.	3,560	794
Argenx SE ADR(1)(5)	613	515
Gilead Sciences, Inc.(1)	8,555	1,214
		2,523

Broadline Retail—1.8%
Amazon.com, Inc.(1)(5)	20,480	4,901
Capital Markets—1.1%
Blackstone, Inc.(1)	2,230	318
Charles Schwab Corp. (The)(1)	4,700	488
Intercontinental Exchange, Inc.(1)	2,815	489
Moody’s Corp.	1,700	876
Morgan Stanley	4,660	852
		3,023

Chemicals—0.1%
DuPont de Nemours, Inc.(1)	5,514	242
Commercial Services & Supplies—0.3%
Waste Management, Inc.(1)	3,225	717
Communications Equipment—0.5%
Cisco Systems, Inc.(1)	12,050	944
Motorola Solutions, Inc.(1)	850	342
		1,286

Consumer Finance—0.2%
Capital One Financial Corp.(1)	2,400	525
Consumer Staples Distribution & Retail—0.7%
Costco Wholesale Corp.	680	639
Walmart, Inc.(1)	10,680	1,273
		1,912

Electrical Equipment—0.6%
GE Vernova, Inc.(7)	1,005	730
Rockwell Automation, Inc.(1)	2,165	913
		1,643

Electronic Equipment, Instruments & Components—0.2%
Amphenol Corp. Class A(1)(7)	3,370	486
Energy Equipment & Services—0.1%
SLB Ltd.	7,705	373
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Shares	Value

Entertainment—0.2%
LiveStyle, Inc. (4)(5)(6)	13,574	$—
Take-Two Interactive Software, Inc.(1)(5)	2,173	479
		479

Financial Services—1.0%
Berkshire Hathaway, Inc. Class B(1)(5)	1,745	839
Mastercard, Inc. Class A	3,310	1,783
		2,622

Ground Transportation—0.1%
Old Dominion Freight Line, Inc.(1)	1,975	342
Healthcare Equipment & Supplies—0.3%
Insulet Corp.(1)(5)	1,355	346
Intuitive Surgical, Inc.(1)(5)	880	444
		790

Healthcare Providers & Services—1.1%
Cardinal Health, Inc.(1)	5,320	1,143
McKesson Corp.(1)	1,575	1,309
UnitedHealth Group, Inc.(1)	2,120	609
		3,061

Hotels, Restaurants & Leisure—0.2%
Carnival Corp.(5)	17,425	523
Industrial Conglomerates—0.3%
General Electric Co.(1)(7)	2,365	726
Insurance—0.2%
Aon plc Class A	1,465	512
Interactive Media & Services—3.2%
Alphabet, Inc. Class A(1)	14,420	4,874
Alphabet, Inc. Class C(1)	4,415	1,495
Meta Platforms, Inc. Class A(1)	3,149	2,256
		8,625

IT Services—0.2%
International Business Machines Corp.(1)	1,420	435
Life Sciences Tools & Services—0.1%
Danaher Corp.(1)	1,215	266
Machinery—1.4%
Caterpillar, Inc.(7)	2,365	1,555
Cummins, Inc.(1)	1,485	860
Parker-Hannifin Corp.(1)	1,025	959
Xylem, Inc.(1)	4,070	561
		3,935

Oil, Gas & Consumable Fuels—0.1%
Valero Energy Corp.(1)	1,510	274
Pharmaceuticals—1.5%
Eli Lilly & Co.(1)	1,485	1,540
	Shares	Value

Pharmaceuticals—continued
Johnson & Johnson	6,010	$1,366
Merck & Co., Inc.(1)	9,595	1,058
		3,964

Real Estate Management & Development—0.3%
CBRE Group, Inc. Class A(1)(5)	4,770	812
Semiconductors & Semiconductor Equipment—5.8%
Advanced Micro Devices, Inc.(1)(5)	2,115	501
Analog Devices, Inc.(1)	3,165	984
Broadcom, Inc.(1)	7,735	2,563
Lam Research Corp.(1)(7)	6,075	1,418
Marvell Technology, Inc.(1)	5,550	438
Micron Technology, Inc.(1)(7)	3,385	1,404
NVIDIA Corp.(1)(7)	43,208	8,258
		15,566

Software—2.3%
Cadence Design Systems, Inc.(5)	2,145	636
Crowdstrike Holdings, Inc. Class A(1)(5)	870	384
Intuit, Inc.(1)	330	165
Microsoft Corp.(1)	11,209	4,823
Palantir Technologies, Inc. Class A(1)(5)	1,790	262
		6,270

Specialized REITs—0.2%
Equinix, Inc.(1)	530	435
Specialty Retail—0.7%
Chewy, Inc. Class A(1)(5)	11,235	327
Home Depot, Inc. (The)(1)	1,605	601
Ross Stores, Inc.(1)	4,750	896
		1,824

Technology Hardware, Storage & Peripherals—2.2%
Apple, Inc.(1)	23,210	6,023
Textiles, Apparel & Luxury Goods—0.1%
NIKE, Inc. Class B(1)	6,010	371
Total Common Stocks (Identified Cost $72,291)		82,668

Warrant—0.0%
Banks—0.0%
CCF Holdings LLC, 3/25/26(4)(5)	363,920	—
Total Warrant (Identified Cost $—)		—

Total Long-Term Investments—131.4% (Identified Cost $317,026)		353,963

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Shares	Value

Short-Term Investment—4.9%
Money Market Mutual Fund—4.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 3.574%)(8)	13,179,067	$13,179
Total Short-Term Investment (Identified Cost $13,179)		13,179

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—136.3% (Identified Cost $330,205)		367,142

Written Options—(0.0)%
(See open written options schedule)
Total Written Options (Premiums Received $29)	(23)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—136.3% (Identified Cost $330,176)	$367,119
Other assets and liabilities, net—(36.3)%	(97,869)
NET ASSETS—100.0%	$269,250

Abbreviations:
ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership
plc	Public Limited Company
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	All or a portion of the security is segregated as collateral for margin loan financing. The value of securities segregated as collateral is $93,747.
(2)
Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2026, these securities amounted to a value of $146,970 or 54.6% of net assets.

(3)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(4)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(5)	Non-income producing.
(6)	Security is restricted from resale.
(7)	All or a portion of the security is segregated as collateral for written options. The value of securities segregated as collateral is $8,015.
(8)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	93%
Cayman Islands	2
Bermuda	2
Canada	1
Israel	1
Australia	1
Total	100%
† % of total investments, net of written options, as of January 31, 2026.

Open written options contracts as of January 31, 2026 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Amphenol Corp.	(17)	$(289)	$170.00	02/20/26	$(— ) (3)
Caterpillar, Inc.	(12)	(888)	740.00	02/20/26	(1)
GE Vernova, Inc.	(5)	(410)	820.00	02/20/26	(2)
General Electric Co.	(12)	(408)	340.00	02/20/26	(1)
Lam Research Corp.	(33)	(990)	300.00	02/20/26	(3)
Micron Technology, Inc.	(17)	(884)	520.00	02/20/26	(6)
NVIDIA Corp.	(216)	(4,752)	220.00	02/20/26	(8)
Tesla, Inc.	(15)	(765)	510.00	02/20/26	(2)
Total Written Options					$(23)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Exchange-traded options.
(3)	Amount is less than $500 (not in thousands).
For information regarding the abbreviations, see the Key Investment Terms starting on page 17.
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of January 31, 2026, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$190,646	$—	$190,646	$—
Corporate Bonds and Notes	51,840	—	51,840	—
Equity Securities:
Convertible Preferred Stocks	28,809	28,809	—	—
Preferred Stock	—	—	—	— (1)
Common Stocks	82,668	82,604	—	64 (1)
Warrant	—	—	—	— (1)
Money Market Mutual Fund	13,179	13,179	—	—
Total Assets	367,142	124,592	242,486	64
Liabilities:
Other Financial Instruments:
Written Options	(23)	(23)	—	—
Total Liabilities	(23)	(23)	—	—
Total Investments, Net of Written Options	$367,119	$124,569	$242,486	$64

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at January 31, 2026.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended January 31, 2026.
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS
January 31, 2026
($ reported in thousands)

	Par Value	Value
Convertible Bonds and Notes—18.5%
Aerospace & Defense—0.4%
AeroVironment, Inc. 0.000%, 7/15/30	$1,630	$1,917
Intuitive Machines, Inc. 144A 2.500%, 10/1/30(1)	1,320	2,357
Joby Aviation, Inc. 0.750%, 2/15/32	1,355	1,380
		5,654

Auto Manufacturers—0.2%
Rivian Automotive, Inc. 4.625%, 3/15/29	2,535	2,673
Automotive Parts & Equipment—0.1%
indie Semiconductor, Inc. 144A 4.500%, 11/15/27(1)	1,090	1,128
Biotechnology—1.7%
Alnylam Pharmaceuticals, Inc. 1.000%, 9/15/27	1,525	1,988
Arrowhead Pharmaceuticals, Inc. 0.000%, 1/15/32	1,410	1,581
Bridgebio Pharma, Inc.
2.250%, 2/1/29	1,420	1,612
144A 1.750%, 3/1/31(1)	1,980	3,440
Celcuity, Inc. 2.750%, 8/1/31	545	1,278
Cogent Biosciences, Inc. 1.625%, 11/15/31	1,230	1,474
Cytokinetics, Inc. 144A 1.750%, 10/1/31(1)	1,780	2,246
Halozyme Therapeutics, Inc. 144A 0.000%, 2/15/31(1)	3,005	3,088
Ionis Pharmaceuticals, Inc.
1.750%, 6/15/28	1,150	1,886
144A 0.000%, 12/1/30(1)	1,545	1,707
Ligand Pharmaceuticals, Inc. 144A 0.750%, 10/1/30(1)	2,525	3,011
		23,311

Commercial Services—0.5%
Affirm Holdings, Inc. 0.750%, 12/15/29	1,980	2,044
Block, Inc. 0.250%, 11/1/27	3,725	3,453
Shift4 Payments, Inc. 0.500%, 8/1/27	1,015	975
		6,472

Computers—2.4%
CyberArk Software Ltd. 144A 0.000%, 6/15/30(1)	2,850	3,000
Lumentum Holdings, Inc. 144A 0.375%, 3/15/32(1)	4,500	10,199
Parsons Corp. 2.625%, 3/1/29	1,650	1,766
Seagate HDD Cayman 3.500%, 6/1/28	665	3,298
	Par Value	Value

Computers—continued
Super Micro Computer, Inc. 3.500%, 3/1/29	$1,890	$1,725
Western Digital Corp. 3.000%, 11/15/28	1,585	10,529
Zscaler, Inc. 144A 0.000%, 7/15/28(1)(2)	2,425	2,254
		32,771

Diversified REITs—0.2%
Digital Realty Trust LP 144A 1.875%, 11/15/29(1)	2,970	3,069
Electric Utilities—1.2%
FirstEnergy Corp. 144A 3.625%, 1/15/29(1)	2,860	3,113
NextEra Energy Capital Holdings, Inc. 3.000%, 3/1/27	4,785	6,357
Southern Co. (The) 144A 3.250%, 6/15/28(1)	3,520	3,522
WEC Energy Group, Inc. 144A 3.375%, 6/1/28(1)	3,715	3,802
		16,794

Electronics—0.5%
Mirion Technologies, Inc. 144A 0.250%, 6/1/30(1)	2,140	2,760
OSI Systems, Inc.
2.250%, 8/1/29	945	1,389
144A 0.500%, 2/1/31(1)	2,305	2,287
		6,436

Energy-Alternate Sources—0.2%
Array Technologies, Inc. 144A 2.875%, 7/1/31(1)	965	1,638
Eos Energy Enterprises, Inc. 144A 1.750%, 12/1/31(1)	1,430	1,685
		3,323

Engineering & Construction—0.2%
Granite Construction, Inc. 3.250%, 6/15/30	1,890	3,145
Entertainment—0.7%
DraftKings Holdings, Inc. 0.000%, 3/15/28(2)	2,115	1,915
IMAX Corp. 144A 0.750%, 11/15/30(1)	2,465	2,632
Live Nation Entertainment, Inc. 2.875%, 1/15/30	5,215	5,520
		10,067

Financial Services—0.9%
Coinbase Global, Inc.
0.500%, 6/1/26	4,015	3,967
144A 0.000%, 10/1/29(1)	2,420	2,179
Galaxy Digital Holdings LP 144A 0.500%, 5/1/31(1)	2,730	2,342
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Par Value	Value

Financial Services—continued
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	$2,035	$2,413
WisdomTree, Inc. 144A 4.625%, 8/15/30(1)	1,380	1,602
		12,503

Health Care REITs—0.5%
Welltower OP LLC 144A 3.125%, 7/15/29(1)	4,740	7,221
Healthcare-Products—0.8%
Alphatec Holdings, Inc. 144A 0.750%, 3/15/30(1)	1,645	2,009
Guardant Health, Inc.
1.250%, 2/15/31	1,630	3,264
144A 0.000%, 5/15/33(1)	555	658
IRhythm Holdings, Inc. 1.500%, 9/1/29	1,060	1,348
Repligen Corp. 1.000%, 12/15/28	885	938
Tempus AI, Inc. 144A 0.750%, 7/15/30(1)	1,235	1,338
TransMedics Group, Inc. 1.500%, 6/1/28	675	1,078
		10,633

Industrial REITs—0.2%
Rexford Industrial Realty LP 144A 4.375%, 3/15/27(1)	2,330	2,331
Internet—0.9%
Alibaba Group Holding Ltd. 0.500%, 6/1/31	1,680	2,943
DoorDash, Inc. 144A 0.000%, 5/15/30(1)	1,840	1,841
Expedia Group, Inc. 0.000%, 2/15/26	1,745	1,934
Uber Technologies, Inc. 0.875%, 12/1/28	1,985	2,543
Wayfair, Inc. 3.250%, 9/15/27	1,530	2,619
		11,880

Investment Companies—0.6%
Cipher Mining, Inc. 144A 0.000%, 10/1/31(1)	1,495	1,900
IREN Ltd. 144A 0.000%, 7/1/31(1)	3,075	2,837
Riot Platforms, Inc. 0.750%, 1/15/30	1,445	1,902
Terawulf, Inc. 144A 0.000%, 5/1/32(1)	1,480	1,392
		8,031

Leisure Time—0.2%
NCL Corp., Ltd. 144A 0.750%, 9/15/30(1)	2,410	2,345
	Par Value	Value

Machinery-Construction & Mining—0.4%
Bloom Energy Corp. 144A 0.000%, 11/15/30(1)	$3,540	$3,997
BWX Technologies, Inc. 144A 0.000%, 11/1/30(1)	2,050	2,113
		6,110

Media—0.1%
Liberty Media Corp.-Liberty Formula One 2.250%, 8/15/27	800	935
Metal Fabricate/Hardware—0.1%
Xometry, Inc. 144A 0.750%, 6/15/30(1)	875	1,283
Mining—0.3%
Centrus Energy Corp. 144A 0.000%, 8/15/32(1)	1,555	2,244
MP Materials Corp. 144A 3.000%, 3/1/30(1)	525	1,495
		3,739

Miscellaneous Manufacturing—0.2%
JBT Marel Corp. 144A 0.375%, 9/15/30(1)	2,435	2,611
Office REITs—0.1%
Boston Properties LP 144A 2.000%, 10/1/30(1)	1,900	1,804
Oil, Gas & Consumable Fuels—0.2%
Solaris Energy Infrastructure, Inc. 0.250%, 10/1/31	1,920	2,363
Pharmaceuticals—0.4%
Jazz Investments I Ltd. 3.125%, 9/15/30	2,620	3,411
Zoetis, Inc. 144A 0.250%, 6/15/29(1)	2,170	2,219
		5,630

Real Estate—0.2%
Compass, Inc. 144A 0.250%, 4/15/31(1)	2,935	3,159
Retail—0.1%
Burlington Stores, Inc. 1.250%, 12/15/27	1,020	1,544
Semiconductors—1.4%
Cohu, Inc. 144A 1.500%, 1/15/31(1)	1,650	2,120
Impinj, Inc. 144A 0.000%, 9/15/29(1)	1,390	1,339
MACOM Technology Solutions Holdings, Inc. 0.000%, 12/15/29(2)	2,210	3,177
MKS, Inc. 1.250%, 6/1/30	2,390	4,020
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Par Value	Value

Semiconductors—continued
Nova Ltd. 144A 0.000%, 9/15/30(1)	$1,330	$2,133
Semtech Corp. 144A 0.000%, 10/15/30(1)	2,495	2,806
Synaptics, Inc. 0.750%, 12/1/31	1,640	1,852
Veeco Instruments, Inc. 2.875%, 6/1/29	1,500	1,942
		19,389

Software—2.2%
Akamai Technologies, Inc. 0.375%, 9/1/27	3,165	3,358
Alignment Healthcare, Inc. 4.250%, 11/15/29	2,095	3,479
BILL Holdings, Inc. 0.000%, 4/1/30(2)	2,300	2,054
Cloudflare, Inc. 0.000%, 8/15/26	3,920	4,305
Confluent, Inc. 0.000%, 1/15/27(2)	1,720	1,682
CoreWeave, Inc. 144A 1.750%, 12/1/31(1)	2,415	2,785
Datadog, Inc. 0.000%, 12/1/29	2,760	2,714
Snowflake, Inc. 0.000%, 10/1/29	2,000	2,814
Strategy, Inc.
0.000%, 12/1/29	5,010	4,223
144A 0.000%, 3/1/30(1)	1,535	1,366
Unity Software, Inc. 144A 0.000%, 3/15/30(1)	1,555	1,748
		30,528

Telecommunications—0.4%
AST SpaceMobile, Inc. 144A 2.000%, 1/15/36(1)	1,930	2,629
Viavi Solutions, Inc. 144A 0.625%, 3/1/31(1)	1,560	2,927
		5,556

Total Convertible Bonds and Notes (Identified Cost $223,403)		254,438

	Shares
Convertible Preferred Stocks—2.8%
Aerospace & Defense—0.6%
Boeing Co. (The), 6.000%	102,645	7,670
Banks—0.6%
Wells Fargo & Co. Series L, 7.500%	7,120	8,786
Capital Markets—0.3%
Ares Management Corp. Series B, 6.750%	32,650	1,562
KKR & Co., Inc. Series D, 6.250%	51,020	2,497
		4,059

	Shares	Value

Chemicals—0.2%
Albemarle Corp., 7.250%	33,185	$2,301
Electric Utilities—0.4%
NextEra Energy, Inc., 7.299%	27,680	1,535
PG&E Corp. Series A, 6.000%	92,835	3,710
Southern Co. (The) Series A, 7.125%	12,425	637
		5,882

Financial Services—0.0%
Shift4 Payments, Inc., 6.000%	8,290	623
Healthcare Providers & Services—0.2%
BrightSpring Health Services, Inc., 6.750%	21,660	2,890
Semiconductors & Semiconductor Equipment—0.3%
Microchip Technology, Inc., 7.500%	52,175	3,487
Software—0.0%
Strategy, Inc., 8.000%	7,645	650
Trading Companies & Distributors—0.2%
QXO, Inc., 5.500%	35,540	2,251
Total Convertible Preferred Stocks (Identified Cost $35,345)		38,599

Common Stocks—75.5%
Banks—16.3%
Bank of America Corp.(3)	200,665	10,675
Bank of Hawaii Corp.	143,842	10,756
Cadence Bank	274,348	11,553
Commerce Bancshares, Inc.	258,686	13,617
Community Financial System, Inc.	173,884	10,868
Enterprise Financial Services Corp.	84,871	4,867
First Financial Bankshares, Inc.	142,299	4,528
Glacier Bancorp, Inc.	423,161	21,446
Home BancShares, Inc.	352,009	10,173
Independent Bank Corp.	148,412	11,989
JPMorgan Chase & Co.(3)	64,498	19,729
Lakeland Financial Corp.	76,811	4,578
Old National Bancorp	457,003	11,165
Pinnacle Financial Partners, Inc.	157,756	15,001
PNC Financial Services Group, Inc. (The)	49,829	11,127
Southstate Bank Corp.	103,652	10,607
Truist Financial Corp.	219,356	11,279
UMB Financial Corp.	167,596	21,308
Wells Fargo & Co.	111,792	10,116
		225,382

Biotechnology—0.7%
AbbVie, Inc.	42,863	9,559
Broadline Retail—3.4%
Amazon.com, Inc.(4)	193,956	46,414
Capital Markets—5.4%
Blackrock, Inc.	9,194	10,288
Charles Schwab Corp. (The)	412,177	42,833
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Shares	Value

Capital Markets—continued
Goldman Sachs Group, Inc. (The)	11,320	$10,589
Morgan Stanley	57,459	10,503
		74,213

Consumer Staples Distribution & Retail—1.4%
Costco Wholesale Corp.	9,707	9,127
Maplebear, Inc.(4)	271,654	10,095
		19,222

Electric Utilities—1.1%
NextEra Energy, Inc.(3)	180,648	15,879
Electrical Equipment—2.4%
GE Vernova, Inc.	45,470	33,028
Electronic Equipment, Instruments & Components—1.5%
Amphenol Corp. Class A	141,626	20,405
Energy Equipment & Services—0.5%
SLB Ltd.	137,343	6,645
Entertainment—0.7%
Walt Disney Co. (The)	86,897	9,802
Financial Services—0.4%
Berkshire Hathaway, Inc. Class B(4)	11,221	5,392
Ground Transportation—1.6%
Uber Technologies, Inc.(4)	275,104	22,022
Healthcare Equipment & Supplies—0.7%
Intuitive Surgical, Inc.(4)	18,203	9,178
Healthcare Providers & Services—1.5%
HCA Healthcare, Inc.	22,525	10,998
Universal Health Services, Inc. Class B	47,263	9,512
		20,510

Hotels, Restaurants & Leisure—2.9%
Booking Holdings, Inc.	7,951	39,770
Industrial REITs—3.0%
Prologis, Inc.	316,613	41,337
Interactive Media & Services—4.7%
Alphabet, Inc. Class A	128,169	43,321
Meta Platforms, Inc. Class A	29,646	21,242
		64,563

Machinery—2.4%
Flowserve Corp.	139,239	10,882
Stanley Black & Decker, Inc.	277,516	21,829
		32,711

Metals & Mining—4.2%
Commercial Metals Co.	280,835	21,588
	Shares	Value

Metals & Mining—continued
Nucor Corp.	67,479	$11,992
Royal Gold, Inc.	91,445	24,079
		57,659

Oil, Gas & Consumable Fuels—5.9%
Chevron Corp.	35,268	6,239
EOG Resources, Inc.	77,049	8,640
Exxon Mobil Corp.	45,987	6,503
HF Sinclair Corp.	639,246	33,234
Marathon Petroleum Corp.	91,534	16,127
Phillips 66	76,137	10,930
		81,673

Passenger Airlines—0.8%
Southwest Airlines Co.	223,510	10,621
Pharmaceuticals—3.0%
Eli Lilly & Co.	24,878	25,802
Pfizer, Inc.	615,651	16,278
		42,080

Semiconductors & Semiconductor Equipment—5.7%
Advanced Micro Devices, Inc.(4)	177,588	42,040
Marvell Technology, Inc.	468,652	36,986
		79,026

Software—2.9%
Intuit, Inc.	14,849	7,408
Microsoft Corp.(3)	36,128	15,546
Salesforce, Inc.	82,102	17,429
		40,383

Specialized REITs—0.9%
Equinix, Inc.	14,422	11,839
Specialty Retail—1.5%
Home Depot, Inc. (The)(3)	56,949	21,333
Total Common Stocks (Identified Cost $926,741)		1,040,646

Total Long-Term Investments—96.8% (Identified Cost $1,185,489)		1,333,683

Short-Term Investment—0.8%
Money Market Mutual Fund—0.8%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 3.574%)(5)	11,593,613	11,594
Total Short-Term Investment (Identified Cost $11,594)		11,594

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—97.6% (Identified Cost $1,197,083)		1,345,277

See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
Value
Written Options—(0.1)%
(See open written options schedule)
Total Written Options (Premiums Received $1,428)	$(1,249)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—97.5% (Identified Cost $1,195,655)	$1,344,028
Other assets and liabilities, net—2.5%	33,993
NET ASSETS—100.0%	$1,378,021

Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership
REIT	Real Estate Investment Trust

Footnote Legend:
(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2026, these securities amounted to a value of $130,124 or 9.4% of net assets.

(2)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(3)	All or a portion of the security is segregated as collateral for written options. The value of securities segregated as collateral is $67,999.
(4)	Non-income producing.
(5)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Open written options contracts as of January 31, 2026 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Advanced Micro Devices, Inc.	(177)	$(4,602)	$260.00	02/20/26	$(111)
Advanced Micro Devices, Inc.	(443)	(11,961)	270.00	02/20/26	(185)
Alphabet, Inc.	(448)	(16,128)	360.00	02/20/26	(238)
Amazon.com, Inc.	(678)	(18,306)	270.00	02/20/26	(132)
Charles Schwab Corp. (The)	(1,254)	(14,421)	115.00	02/20/26	(11)
Eli Lilly & Co.	(87)	(10,266)	1,180.00	02/20/26	(44)
Intuit, Inc.	(46)	(2,714)	590.00	02/20/26	(5)
Intuitive Surgical, Inc.	(63)	(3,780)	600.00	02/20/26	(1)
JPMorgan Chase & Co.	(225)	(7,875)	350.00	02/20/26	(2)
Maplebear, Inc.	(679)	(2,920)	43.00	02/20/26	(32)
Marvell Technology, Inc.	(1,640)	(15,580)	95.00	02/20/26	(98)
Meta Platforms, Inc.	(103)	(7,210)	700.00	02/20/26	(308)
Microsoft Corp.	(126)	(6,489)	515.00	02/20/26	(5)
Morgan Stanley	(172)	(3,612)	210.00	02/20/26	(1)
NextEra Energy, Inc.	(943)	(8,958)	95.00	02/20/26	(21)
Salesforce, Inc.	(318)	(7,950)	250.00	02/20/26	(12)
Stanley Black & Decker, Inc.	(693)	(6,584)	95.00	02/20/26	(10)
Uber Technologies, Inc.	(962)	(9,139)	95.00	02/20/26	(27)
Wells Fargo & Co.	(355)	(3,461)	97.50	02/20/26	(6)
Total Written Options					$(1,249)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Exchange-traded options.
For information regarding the abbreviations, see the Key Investment Terms starting on page 17.
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of January 31, 2026, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$254,438	$—	$254,438
Equity Securities:
Convertible Preferred Stocks	38,599	38,599	—
Common Stocks	1,040,646	1,040,646	—
Money Market Mutual Fund	11,594	11,594	—
Total Assets	1,345,277	1,090,839	254,438
Liabilities:
Other Financial Instruments:
Written Options	(1,249)	(1,216)	(33)
Total Investments, Net of Written Options	$1,344,028	$1,089,623	$254,405
There were no securities valued using significant unobservable inputs (Level 3) at January 31, 2026.
There were no transfers into or out of Level 3 related to securities held at January 31, 2026.
See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS
January 31, 2026
($ reported in thousands)

	Par Value	Value
Convertible Bonds and Notes—32.9%
Aerospace & Defense—0.7%
AeroVironment, Inc. 0.000%, 7/15/30	$1,625	$1,911
Intuitive Machines, Inc. 144A 2.500%, 10/1/30(1)	1,300	2,321
Joby Aviation, Inc. 0.750%, 2/15/32	1,355	1,380
		5,612

Auto Manufacturers—0.4%
Rivian Automotive, Inc. 4.625%, 3/15/29	2,530	2,668
Automotive Parts & Equipment—0.2%
indie Semiconductor, Inc. 144A 4.500%, 11/15/27(1)	1,090	1,128
Biotechnology—3.0%
Alnylam Pharmaceuticals, Inc. 1.000%, 9/15/27	1,520	1,981
Arrowhead Pharmaceuticals, Inc. 0.000%, 1/15/32	1,430	1,603
Bridgebio Pharma, Inc.
2.250%, 2/1/29	1,415	1,607
144A 1.750%, 3/1/31(1)	1,975	3,432
Celcuity, Inc. 2.750%, 8/1/31	545	1,278
Cogent Biosciences, Inc. 1.625%, 11/15/31	1,235	1,480
Cytokinetics, Inc. 144A 1.750%, 10/1/31(1)	1,780	2,246
Halozyme Therapeutics, Inc. 144A 0.000%, 2/15/31(1)	3,030	3,113
Ionis Pharmaceuticals, Inc.
1.750%, 6/15/28	1,155	1,894
144A 0.000%, 12/1/30(1)	1,555	1,719
Ligand Pharmaceuticals, Inc. 144A 0.750%, 10/1/30(1)	2,540	3,029
		23,382

Commercial Services—0.9%
Affirm Holdings, Inc. 0.750%, 12/15/29	2,015	2,080
Block, Inc. 0.250%, 11/1/27	3,765	3,490
Shift4 Payments, Inc. 0.500%, 8/1/27	1,030	990
		6,560

Computers—4.2%
CyberArk Software Ltd. 144A 0.000%, 6/15/30(1)	2,885	3,037
Lumentum Holdings, Inc. 144A 0.375%, 3/15/32(1)	4,490	10,176
Parsons Corp. 2.625%, 3/1/29	1,650	1,766
Seagate HDD Cayman 3.500%, 6/1/28	665	3,298
	Par Value	Value

Computers—continued
Super Micro Computer, Inc. 3.500%, 3/1/29	$1,910	$1,743
Western Digital Corp. 3.000%, 11/15/28	1,585	10,529
Zscaler, Inc. 144A 0.000%, 7/15/28(1)(2)	2,445	2,273
		32,822

Diversified REITs—0.4%
Digital Realty Trust LP 144A 1.875%, 11/15/29(1)	2,965	3,063
Electric Utilities—2.2%
FirstEnergy Corp. 144A 3.625%, 1/15/29(1)	2,855	3,108
NextEra Energy Capital Holdings, Inc. 3.000%, 3/1/27	4,775	6,343
Southern Co. (The) 144A 3.250%, 6/15/28(1)	3,515	3,517
WEC Energy Group, Inc. 144A 3.375%, 6/1/28(1)	3,665	3,751
		16,719

Electronics—0.8%
Mirion Technologies, Inc. 144A 0.250%, 6/1/30(1)	2,155	2,780
OSI Systems, Inc.
2.250%, 8/1/29	955	1,404
144A 0.500%, 2/1/31(1)	2,335	2,316
		6,500

Energy-Alternate Sources—0.4%
Array Technologies, Inc. 144A 2.875%, 7/1/31(1)	960	1,629
Eos Energy Enterprises, Inc. 144A 1.750%, 12/1/31(1)	1,450	1,709
		3,338

Engineering & Construction—0.4%
Granite Construction, Inc. 3.250%, 6/15/30	1,905	3,170
Entertainment—1.3%
DraftKings Holdings, Inc. 0.000%, 3/15/28(2)	2,140	1,938
IMAX Corp. 144A 0.750%, 11/15/30(1)	2,490	2,658
Live Nation Entertainment, Inc. 2.875%, 1/15/30	5,300	5,610
		10,206

Financial Services—1.6%
Coinbase Global, Inc.
0.500%, 6/1/26	4,010	3,962
144A 0.000%, 10/1/29(1)	2,460	2,215
Galaxy Digital Holdings LP 144A 0.500%, 5/1/31(1)	2,725	2,338
See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Par Value	Value

Financial Services—continued
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	$2,030	$2,407
WisdomTree, Inc. 144A 4.625%, 8/15/30(1)	1,375	1,596
		12,518

Health Care REITs—0.9%
Welltower OP LLC 144A 3.125%, 7/15/29(1)	4,770	7,267
Healthcare-Products—1.5%
Alphatec Holdings, Inc. 144A 0.750%, 3/15/30(1)	1,640	2,003
Exact Sciences Corp. 144A 1.750%, 4/15/31(1)	920	1,131
Guardant Health, Inc.
1.250%, 2/15/31	1,645	3,294
144A 0.000%, 5/15/33(1)	560	664
IRhythm Holdings, Inc. 1.500%, 9/1/29	1,080	1,374
Repligen Corp. 1.000%, 12/15/28	890	943
Tempus AI, Inc. 144A 0.750%, 7/15/30(1)	1,225	1,327
TransMedics Group, Inc. 1.500%, 6/1/28	670	1,070
		11,806

Industrial REITs—0.3%
Rexford Industrial Realty LP 144A 4.375%, 3/15/27(1)	2,325	2,326
Internet—1.6%
Alibaba Group Holding Ltd. 0.500%, 6/1/31	1,695	2,970
DoorDash, Inc. 144A 0.000%, 5/15/30(1)	1,870	1,871
Expedia Group, Inc. 0.000%, 2/15/26	1,745	1,934
Uber Technologies, Inc. 0.875%, 12/1/28	2,015	2,581
Wayfair, Inc. 3.250%, 9/15/27	1,555	2,661
		12,017

Investment Companies—1.0%
Cipher Mining, Inc. 144A 0.000%, 10/1/31(1)	1,510	1,920
IREN Ltd. 144A 0.000%, 7/1/31(1)	3,070	2,832
Riot Platforms, Inc. 0.750%, 1/15/30	1,445	1,902
Terawulf, Inc. 144A 0.000%, 5/1/32(1)	1,475	1,387
		8,041

	Par Value	Value

Leisure Time—0.3%
NCL Corp., Ltd. 144A 0.750%, 9/15/30(1)	$2,410	$2,345
Machinery-Construction & Mining—0.8%
Bloom Energy Corp. 144A 0.000%, 11/15/30(1)	3,535	3,991
BWX Technologies, Inc. 144A 0.000%, 11/1/30(1)	2,080	2,145
		6,136

Media—0.1%
Liberty Media Corp.-Liberty Formula One 2.250%, 8/15/27	805	941
Metal Fabricate/Hardware—0.2%
Xometry, Inc. 144A 0.750%, 6/15/30(1)	880	1,291
Mining—0.5%
Centrus Energy Corp. 144A 0.000%, 8/15/32(1)	1,550	2,237
MP Materials Corp. 144A 3.000%, 3/1/30(1)	525	1,495
		3,732

Miscellaneous Manufacturing—0.3%
JBT Marel Corp. 144A 0.375%, 9/15/30(1)	2,440	2,617
Office REITs—0.2%
Boston Properties LP 144A 2.000%, 10/1/30(1)	1,900	1,804
Oil, Gas & Consumable Fuels—0.3%
Solaris Energy Infrastructure, Inc. 0.250%, 10/1/31	1,925	2,369
Pharmaceuticals—0.7%
Jazz Investments I Ltd. 3.125%, 9/15/30	2,635	3,431
Zoetis, Inc. 144A 0.250%, 6/15/29(1)	2,200	2,249
		5,680

Real Estate—0.4%
Compass, Inc. 144A 0.250%, 4/15/31(1)	2,925	3,148
Retail—0.2%
Burlington Stores, Inc. 1.250%, 12/15/27	1,035	1,566
Semiconductors—2.5%
Cohu, Inc. 144A 1.500%, 1/15/31(1)	1,645	2,114
Impinj, Inc. 144A 0.000%, 9/15/29(1)	1,405	1,353
See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Par Value	Value

Semiconductors—continued
MACOM Technology Solutions Holdings, Inc. 0.000%, 12/15/29(2)	$2,230	$3,206
MKS, Inc. 1.250%, 6/1/30	2,395	4,028
Nova Ltd. 144A 0.000%, 9/15/30(1)	1,325	2,125
Semtech Corp. 144A 0.000%, 10/15/30(1)	2,500	2,812
Synaptics, Inc. 0.750%, 12/1/31	1,635	1,846
Veeco Instruments, Inc. 2.875%, 6/1/29	1,495	1,935
		19,419

Software—3.9%
Akamai Technologies, Inc. 0.375%, 9/1/27	3,160	3,352
Alignment Healthcare, Inc. 4.250%, 11/15/29	2,090	3,471
BILL Holdings, Inc. 0.000%, 4/1/30(2)	2,325	2,077
Cloudflare, Inc. 0.000%, 8/15/26	3,915	4,299
Confluent, Inc. 0.000%, 1/15/27(2)	1,740	1,702
CoreWeave, Inc. 144A 1.750%, 12/1/31(1)	2,410	2,779
Datadog, Inc. 0.000%, 12/1/29	2,765	2,719
Snowflake, Inc. 0.000%, 10/1/29	1,995	2,807
Strategy, Inc.
0.000%, 12/1/29	4,940	4,164
144A 0.000%, 3/1/30(1)	1,465	1,304
Unity Software, Inc. 144A 0.000%, 3/15/30(1)	1,550	1,742
		30,416

Telecommunications—0.7%
AST SpaceMobile, Inc. 144A 2.000%, 1/15/36(1)	1,925	2,622
Viavi Solutions, Inc. 144A 0.625%, 3/1/31(1)	1,555	2,918
		5,540

Total Convertible Bonds and Notes (Identified Cost $225,232)		256,147

	Shares
Convertible Preferred Stocks—4.9%
Aerospace & Defense—1.0%
Boeing Co. (The), 6.000%	102,475	7,657
Banks—1.1%
Wells Fargo & Co. Series L, 7.500%	7,115	8,780
Capital Markets—0.5%
Ares Management Corp. Series B, 6.750%	32,735	1,566
	Shares	Value
Capital Markets—continued
KKR & Co., Inc. Series D, 6.250%	50,940	$2,493
		4,059

Chemicals—0.3%
Albemarle Corp., 7.250%	33,115	2,296
Electric Utilities—0.7%
NextEra Energy, Inc., 7.299%	27,620	1,532
PG&E Corp. Series A, 6.000%	93,515	3,737
Southern Co. (The) Series A, 7.125%	12,495	640
		5,909

Financial Services—0.1%
Shift4 Payments, Inc., 6.000%	8,330	626
Healthcare Providers & Services—0.4%
BrightSpring Health Services, Inc., 6.750%	21,825	2,912
Semiconductors & Semiconductor Equipment—0.4%
Microchip Technology, Inc., 7.500%	52,090	3,482
Software—0.1%
Strategy, Inc., 8.000%	7,090	602
Trading Companies & Distributors—0.3%
QXO, Inc., 5.500%	35,480	2,248
Total Convertible Preferred Stocks (Identified Cost $34,933)		38,571

Common Stocks—55.8%
Aerospace & Defense—0.8%
RTX Corp.	32,395	6,509
Air Freight & Logistics—0.2%
Expeditors International of Washington, Inc.	9,715	1,560
Automobiles—0.8%
Tesla, Inc.(3)(4)	15,345	6,605
Banks—2.3%
Citigroup, Inc.	44,945	5,200
JPMorgan Chase & Co.	18,370	5,619
PNC Financial Services Group, Inc. (The)	10,500	2,345
Wells Fargo & Co.	51,905	4,697
		17,861

Beverages—0.6%
Coca-Cola Co. (The)	63,485	4,749
Biotechnology—1.7%
AbbVie, Inc.	18,944	4,225
Argenx SE ADR(3)	3,245	2,727
Gilead Sciences, Inc.	45,250	6,423
		13,375

See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Shares	Value

Broadline Retail—3.3%
Amazon.com, Inc.(3)	107,760	$25,787
Capital Markets—2.0%
Blackstone, Inc.	11,735	1,671
Charles Schwab Corp. (The)	25,115	2,610
Intercontinental Exchange, Inc.	14,775	2,567
Moody’s Corp.	8,945	4,612
Morgan Stanley	24,660	4,508
		15,968

Chemicals—0.2%
DuPont de Nemours, Inc.	28,972	1,272
Commercial Services & Supplies—0.5%
Waste Management, Inc.	17,055	3,790
Communications Equipment—0.9%
Cisco Systems, Inc.	63,730	4,991
Motorola Solutions, Inc.	4,505	1,814
		6,805

Consumer Finance—0.4%
Capital One Financial Corp.	12,612	2,761
Consumer Staples Distribution & Retail—1.3%
Costco Wholesale Corp.	3,570	3,357
Walmart, Inc.	56,160	6,691
		10,048

Electrical Equipment—1.1%
GE Vernova, Inc.(4)	5,255	3,817
Rockwell Automation, Inc.	11,305	4,767
		8,584

Electronic Equipment, Instruments & Components—0.3%
Amphenol Corp. Class A(4)	17,750	2,557
Energy Equipment & Services—0.3%
SLB Ltd.	40,225	1,946
Entertainment—0.3%
Take-Two Interactive Software, Inc.(3)	11,338	2,498
Financial Services—1.8%
Berkshire Hathaway, Inc. Class B(3)	9,220	4,431
Mastercard, Inc. Class A	17,410	9,380
		13,811

Ground Transportation—0.2%
Old Dominion Freight Line, Inc.	10,520	1,822
Healthcare Equipment & Supplies—0.5%
Insulet Corp.(3)	7,170	1,834
Intuitive Surgical, Inc.(3)	4,580	2,310
		4,144

	Shares	Value

Healthcare Providers & Services—2.1%
Cardinal Health, Inc.	28,005	$6,018
McKesson Corp.	8,330	6,924
UnitedHealth Group, Inc.	11,170	3,205
		16,147

Hotels, Restaurants & Leisure—0.4%
Carnival Corp.(3)	90,925	2,730
Industrial Conglomerates—0.5%
General Electric Co.(4)	12,345	3,787
Insurance—0.3%
Aon plc Class A	7,755	2,712
Interactive Media & Services—5.9%
Alphabet, Inc. Class A	76,805	25,960
Alphabet, Inc. Class C	23,480	7,949
Meta Platforms, Inc. Class A	16,437	11,777
		45,686

IT Services—0.3%
International Business Machines Corp.	7,500	2,300
Life Sciences Tools & Services—0.2%
Danaher Corp.	6,490	1,421
Machinery—2.6%
Caterpillar, Inc.(4)	12,505	8,220
Cummins, Inc.	7,895	4,570
Parker-Hannifin Corp.	5,245	4,909
Xylem, Inc.	21,240	2,928
		20,627

Oil, Gas & Consumable Fuels—0.2%
Valero Energy Corp.	7,950	1,442
Pharmaceuticals—2.7%
Eli Lilly & Co.	7,750	8,038
Johnson & Johnson	31,360	7,126
Merck & Co., Inc.	51,055	5,630
		20,794

Real Estate Management & Development—0.6%
CBRE Group, Inc. Class A(3)	25,240	4,299
Semiconductors & Semiconductor Equipment—10.5%
Advanced Micro Devices, Inc.(3)	11,245	2,662
Analog Devices, Inc.	16,660	5,179
Broadcom, Inc.	41,155	13,635
Lam Research Corp.(4)	31,685	7,397
Marvell Technology, Inc.	29,215	2,306
Micron Technology, Inc.(4)	18,105	7,511
NVIDIA Corp.(4)	227,300	43,444
		82,134

Software—4.2%
Cadence Design Systems, Inc.(3)	11,345	3,362
See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
	Shares	Value

Software—continued
Crowdstrike Holdings, Inc. Class A(3)	4,640	$2,048
Intuit, Inc.	1,735	866
Microsoft Corp.	58,484	25,165
Palantir Technologies, Inc. Class A(3)	9,330	1,368
		32,809

Specialized REITs—0.3%
Equinix, Inc.	2,860	2,348
Specialty Retail—1.2%
Chewy, Inc. Class A(3)	60,095	1,750
Home Depot, Inc. (The)	8,490	3,180
Ross Stores, Inc.	25,000	4,716
		9,646

Technology Hardware, Storage & Peripherals—4.0%
Apple, Inc.	121,113	31,426
Textiles, Apparel & Luxury Goods—0.3%
NIKE, Inc. Class B	31,580	1,952
Total Common Stocks (Identified Cost $371,569)		434,712

Total Long-Term Investments—93.6% (Identified Cost $631,734)		729,430

Short-Term Investment—3.4%
Money Market Mutual Fund—3.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 3.574%)(5)	26,794,237	26,794
Total Short-Term Investment (Identified Cost $26,794)		26,794

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—97.0% (Identified Cost $658,528)		756,224

Value
Written Options—(0.0)%
(See open written options schedule)
Total Written Options (Premiums Received $155)	$(122)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—97.0% (Identified Cost $658,373)	$756,102
Other assets and liabilities, net—3.0%	23,118
NET ASSETS—100.0%	$779,220

Abbreviations:
ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership
plc	Public Limited Company
REIT	Real Estate Investment Trust

Footnote Legend:
(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2026, these securities amounted to a value of $131,380 or 16.9% of net assets.

(2)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(3)	Non-income producing.
(4)	All or a portion of the security is segregated as collateral for written options. The value of securities segregated as collateral is $42,098.
(5)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Open written options contracts as of January 31, 2026 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Amphenol Corp.	(89)	$(1,513)	$170.00	02/20/26	$(3)
Caterpillar, Inc.	(63)	(4,662)	740.00	02/20/26	(8)
GE Vernova, Inc.	(26)	(2,132)	820.00	02/20/26	(10)
General Electric Co.	(62)	(2,108)	340.00	02/20/26	(3)
Lam Research Corp.	(174)	(5,220)	300.00	02/20/26	(14)
Micron Technology, Inc.	(91)	(4,732)	520.00	02/20/26	(33)
NVIDIA Corp.	(1,137)	(25,014)	220.00	02/20/26	(40)
Tesla, Inc.	(77)	(3,927)	510.00	02/20/26	(11)
Total Written Options					$(122)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Exchange-traded options.
For information regarding the abbreviations, see the Key Investment Terms starting on page 17.
See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of January 31, 2026, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$256,147	$—	$256,147
Equity Securities:
Convertible Preferred Stocks	38,571	38,571	—
Common Stocks	434,712	434,712	—
Money Market Mutual Fund	26,794	26,794	—
Total Assets	756,224	500,077	256,147
Liabilities:
Other Financial Instruments:
Written Options	(122)	(122)	—
Total Investments, Net of Written Options	$756,102	$499,955	$256,147
There were no securities valued using significant unobservable inputs (Level 3) at January 31, 2026.
There were no transfers into or out of Level 3 related to securities held at January 31, 2026.
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
January 31, 2026
(Reported in thousands except shares and per share amounts)

	AIO	NCV	NCZ
Assets
Investment in securities at value(1) (2)	$981,922	$594,251	$458,368
Cash	25,279	10,732	8,124
Receivables
Investment securities sold	177	2,241	1,774
Dividends and interest	3,127	4,506	3,315
Tax reclaims	15	—	—
Securities lending income	10	12	10
Prepaid Trustees’ retainer	18	9	6
Prepaid expenses and other assets (Note 4)	70	177	138
Total assets	1,010,618	611,928	471,735
Liabilities
Loan Payable (Note 8)	130,000	34,000	25,000
Mandatory redeemable preferred shares (Note 9A)	—	65,559 (a)	21,841 (b)
Payables
Collateral on securities loaned (Note 8)	18,000	10,000	9,681
Investment securities purchased	4,519	3,600	2,758
Investment advisory fees (Note 4)	969	316	243
Loan interest payable (Note 8)	497	125	93
Administration and accounting fees	130	84	70
Trustee deferred compensation plan (Note 4)	70	169	129
Professional fees	53	57	56
Dividend distributions	—	481	509
Interest on mandatory redeemable preferred shares (Note 9A)	—	319	107
Other accrued expenses	78	43	36
Total liabilities	154,316	114,753	60,523
Cumulative Preferred Shares ($25.00 liquidation preference per share applicable to an aggregate of 4,000,000 and 4,360,000 shares issued and outstanding, respectively) (Note 11)	—	100,000	109,000
Commitments and contingencies (Note 4D)	—	—	—
Net Assets Applicable to Common Shareholders	$856,302	$397,175	$302,212
Net Assets Applicable to Common Shareholders Consist of:
Common shares par value ($0.00001 per share)	$— (c)	$1	$1
Capital paid in on shares of beneficial interest	629,341	592,136	453,809
Total distributable earnings (accumulated losses)	226,961	(194,962)	(151,598)
Net Assets Applicable to Common Shareholders	$856,302	$397,175	$302,212
Common Shares Issued and Outstanding	34,439,039	22,593,393	19,028,938
Net Asset Value Per Common Share(d)	$24.86	$17.58	$15.88
(1) Investment in securities at cost	$804,277	$561,811	$431,631
(2) Market value of securities on loan	$40,222	$41,030	$32,558

(a)	Liquidation preference $66,000, net of deferred offering costs of $441.
(b)	Liquidation preference $22,000, net of deferred offering costs of $159.
(c)	Amount is less than $500 (not in thousands).
(d)	Net Asset Value Per Common Share is calculated using unrounded net assets.
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
January 31, 2026
(Reported in thousands except shares and per share amounts)

	ACV	NFJ	NIE
Assets
Investment in securities at value(1)	$367,142	$1,345,277	$756,224
Cash	6,821	33,475	20,060
Deposits with broker for written options	20	—	104
Receivables
Investment securities sold	2,158	12,699	5,813
Dividends and interest	1,532	1,512	898
Tax reclaims	—	9	—
Prepaid Trustees’ retainer	6	30	17
Prepaid expenses and other assets (Note 4)	67	321	158
Total assets	377,746	1,393,323	783,274
Liabilities
Loan Payable (Note 9B and 10)	105,000	—	—
Written options at value (Note 3)(2)	23	1,249	122
Payables
Investment securities purchased	1,924	12,435	2,956
Loan interest payable (Note 9B and 10)	1,040	—	—
Investment advisory fees (Note 4)	285	943	598
Administration and accounting fees	62	178	111
Trustee deferred compensation plan (Note 4)	60	321	158
Professional fees	53	57	49
Other accrued expenses	49	119	60
Total liabilities	108,496	15,302	4,054
Commitments and contingencies (Note 4D)	—	—	—
Net Assets Applicable to Common Shareholders	$269,250	$1,378,021	$779,220
Net Assets Applicable to Common Shareholders Consist of:
Common shares par value ($0.00001 per share)	$— (a)	$1	$— (a)
Capital paid in on shares of beneficial interest	224,349	1,238,049	645,892
Total distributable earnings (accumulated losses)	44,901	139,971	133,328
Net Assets Applicable to Common Shareholders	$269,250	$1,378,021	$779,220
Common Shares Issued and Outstanding	10,390,227	92,967,244	27,708,965
Net Asset Value Per Common Share(b)	$25.91	$14.82	$28.12
(1) Investment in securities at cost	$330,205	$1,197,083	$658,528
(2) Written options premiums received	$29	$1,428	$155

(a)	Amount is less than $500 (not in thousands).
(b)	Net Asset Value Per Common Share is calculated using unrounded net assets.
See Notes to Financial Statements

STATEMENTS OF OPERATIONS
YEAR ENDED January 31, 2026
($ reported in thousands)

	AIO	NCV	NCZ
Investment Income
Interest	$12,725	$18,785	$13,899
Dividends	7,990	3,439	2,656
Security lending, net of fees	103	140	109
Foreign taxes withheld	(78)	—	—
Total investment income	20,740	22,364	16,664
Expenses
Investment advisory fees	11,699	3,920	2,997
Administration and accounting fees	992	600	465
Printing fees and expenses	282	55	44
Professional fees	68	55	52
Trustees’ fees and expenses	52	23	17
Custodian fees	19	4	4
Transfer agent fees and expenses	12	23	19
Miscellaneous expenses	60	126	120
Total expenses before interest expense	13,184	4,806	3,718
Interest on mandatory redeemable preferred shares and amortization of deferred offering costs on preferred shares (Note 9A)	—	4,093	1,378
Loan interest (Note 8)	6,267	1,639	1,205
Total expenses after interest expense	19,451	10,538	6,301
Less expenses reimbursed and/or waived by investment adviser (Note 4D)	(759)	(369)	(266)
Net expenses	18,692	10,169	6,035
Net investment income (loss)	2,048	12,195	10,629
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	115,763	50,058	39,613
Net change in unrealized appreciation (depreciation) on:
Investments	31,645	21,883	17,463
Net realized and unrealized gain (loss) on investments	147,408	71,941	57,076
Dividends on cumulative preferred shares from net investment income	—	(5,625)	(5,995)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	$149,456	$78,511	$61,710
See Notes to Financial Statements

STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED January 31, 2026
($ reported in thousands)

	ACV	NFJ	NIE
Investment Income
Interest	$6,494	$3,465	$3,153
Dividends	2,921	24,627	8,094
Foreign taxes withheld	—	(24)	—
Total investment income	9,415	28,068	11,247
Expenses
Investment advisory fees	3,496	11,897	7,344
Administration and accounting fees	385	1,395	787
Professional fees	397	107	69
Printing fees and expenses	101	244	142
Transfer agent fees and expenses	19	12	12
Trustees’ fees and expenses	16	88	48
Custodian fees	15	32	7
Miscellaneous expenses	85	145	58
Total expenses before interest expense	4,514	13,920	8,467
Interest on mandatory redeemable preferred shares (Note 9A)	870	—	—
Loan interest (Note 9B and 10)	3,746	—	—
Total expenses after interest expense	9,130	13,920	8,467
Less expenses reimbursed and/or waived by investment adviser (Note 4D)	(251)	(1,231)	(609)
Net expenses	8,879	12,689	7,858
Net investment income (loss)	536	15,379	3,389
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	35,963	79,620	75,052
Foreign currency transactions	—	(— )(a)	—
Written options	95	(3,548)	484
Net change in unrealized appreciation (depreciation) on:
Investments	16,845	56,872	35,353
Foreign currency transactions	—	— (a)	—
Written options	10	607	56
Net realized and unrealized gain (loss) on investments	52,913	133,551	110,945
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	$53,449	$148,930	$114,334

(a)	Amount is less than $500 (not in thousands).
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)

	AIO		NCV
	Year Ended January 31, 2026	Year Ended January 31, 2025	Year Ended January 31, 2026	Year Ended January 31, 2025
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$2,048	$323	$12,195	$13,658
Net realized gain (loss)	115,763	97,357	50,058	32,032
Net increase from payment by affiliate	—	15	—	—
Net change in unrealized appreciation (depreciation)	31,645	63,971	21,883	19,520
Increase (decrease) in net assets resulting from operations	149,456	161,666	84,136	65,210
Dividends on Cumulative Preferred Shares from Net Investment Income	—	—	(5,625)	(5,625)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	—	—	78,511	59,585
From Dividends and Distributions to Common Shareholders
Net investment income and net realized gains	(102,970)	(61,822)	(7,088)	(9,673)
Return of capital	—	—	(29,784)	(27,199)
Dividends and Distributions to Common Shareholders	(102,970)	(61,822)	(36,872)	(36,872)
Reinvestment of distributions resulting in the issuance of common stock (AIO: 63,685 and 34,382 shares, respectively; NCV: 0 and 0 shares, respectively)	1,432	802	—	—
Increase (decrease) in net assets from capital transactions	1,432	802	—	—
Net increase (decrease) in net assets	47,918	100,646	41,639	22,713
Net Assets
Beginning of period	808,384	707,738	355,536	332,823
End of period	$856,302	$808,384	$397,175	$355,536
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)

	NCZ		ACV
	Year Ended January 31, 2026	Year Ended January 31, 2025	Year Ended January 31, 2026	Year Ended January 31, 2025
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$10,629	$11,710	$536	$1,546
Net realized gain (loss)	39,613	25,410	36,058	30,822
Net change in unrealized appreciation (depreciation)	17,463	15,332	16,855	15,523
Increase (decrease) in net assets resulting from operations	67,705	52,452	53,449	47,891
Dividends on Cumulative Preferred Shares from Net Investment Income	(5,995)	(5,995)	—	—
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	61,710	46,457	—	—
From Dividends and Distributions to Common Shareholders
Net investment income and net realized gains	(4,964)	(6,939)	(26,399)	(16,572)
Return of capital	(22,438)	(20,463)	—	(5,833)
Dividends and Distributions to Common Shareholders	(27,402)	(27,402)	(26,399)	(22,405)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (NCZ: 0 and 0 shares, respectively; ACV: 16,191 and 6,844 shares, respectively)	—	—	409	148
Increase (decrease) in net assets from capital transactions	—	—	409	148
Net increase (decrease) in net assets	34,308	19,055	27,459	25,634
Net Assets
Beginning of period	267,904	248,849	241,791	216,157
End of period	$302,212	$267,904	$269,250	$241,791
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)

	NFJ		NIE
	Year Ended January 31, 2026	Year Ended January 31, 2025	Year Ended January 31, 2026	Year Ended January 31, 2025
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$15,379	$19,046	$3,389	$5,906
Net realized gain (loss)	76,072	55,665	75,536	80,864
Net change in unrealized appreciation (depreciation)	57,479	55,714	35,409	43,550
Increase (decrease) in net assets resulting from operations	148,930	130,425	114,334	130,320
From Dividends and Distributions to Common Shareholders
Net investment income and net realized gains	(99,400)	(110,918)	(69,993)	(55,418)
Return of capital	(15,477)	—	—	—
Dividends and Distributions to Common Shareholders	(114,877)	(110,918)	(69,993)	(55,418)
From Capital Share Transactions
Common shares repurchased (Note 13) (NFJ: 1,834,337 and 0 shares, respectively; NIE: 0 and 0 shares, respectively)	(23,430)	—	—	—
Increase (decrease) in net assets from capital transactions	(23,430)	—	—	—
Net increase (decrease) in net assets	10,623	19,507	44,341	74,902
Net Assets
Beginning of period	1,367,398	1,347,891	734,879	659,977
End of period	$1,378,021	$1,367,398	$779,220	$734,879
See Notes to Financial Statements

STATEMENTS OF CASH FLOWS
YEAR ENDED January 31, 2026
($ reported in thousands)

	AIO	NCV	NCZ	ACV
Increase (Decrease) in cash
Cash Flows provided by (Used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$149,456	$78,511	$61,710	$53,449
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	1,172,504	643,366	499,304	419,449
(Increase) Decrease in investment securities sold receivable	2,188	(742)	(620)	(1,252)
Purchases of long-term investments	(1,073,436)	(617,587)	(480,809)	(397,478)
Increase (Decrease) in investment securities purchased payable	1,766	(1,299)	(983)	(548)
Net (purchases) or sales of short-term investments	(14,015)	6,807	372	5,249
Net purchases or (sales) in written options	—	—	—	109
Net change in unrealized (appreciation)/depreciation on long-term investments	(31,645)	(21,883)	(17,463)	(16,845)
Net change in unrealized (appreciation)/depreciation on written options	—	—	—	(10)
Net realized (gain)/loss on investments	(115,763)	(50,058)	(39,613)	(35,963)
Net realized (gain)/loss from written options	—	—	—	(95)
Amortization of premium and accretion of discounts on investments	(1,204)	(849)	(669)	(496)
Amortization of deferred offering costs on mandatory redeemable preferred shares	—	166	69	—
Proceeds from litigation settlements	—	54	31	34
(Increase) Decrease in tax reclaims receivable	(2)	—	—	—
(Increase) Decrease in dividends and interest receivable	443	381	296	191
(Increase) Decrease in security lending income receivable	(7)	2	(1)	—
(Increase) Decrease in prepaid expenses and other assets	(3)	(1)	(1)	6
(Increase) Decrease in prepaid trustees’ retainer	(1)	(1)	—	(1)
Increase (Decrease) in payable for collateral securities on loan	15,718	1	5,783	—
Increase (Decrease) in affiliated expenses payable	114	27	22	20
Increase (Decrease) in loan interest payable	(78)	(20)	(15)	98
Increase (Decrease) in non-affiliated expenses payable	6	(11)	(16)	40
Increase (Decrease) in dividend payable on mandatory redeemable preferred shares	—	—	(1)	(110)
Cash provided by (used for) operating activities	106,041	36,864	27,396	25,847
Cash provided (used for) financing activities:
Cash receipts to increase borrowings	—	—	—	30,000
Cash distributions paid to shareholders	(101,538)	(36,872)	(27,402)	(25,990)
Redemption for mandatory redeemable preferred shares	—	—	—	(30,000)
Cash provided (used for) financing activities:	(101,538)	(36,872)	(27,402)	(25,990)
Net increase/decrease in cash
Net increase (decrease) in cash	4,503	(8)	(6)	(143)
Restricted and unrestricted cash at beginning of period	20,776	10,740	8,130	6,984
Restricted and unrestricted cash at end of period	$25,279	$10,732	$8,124	$6,841
Supplemental cash flow information:
Reinvestment of dividends and distributions	$1,432	$—	$—	$409
Cash paid during the period for interest expense on loan payable	$6,345	$1,659	$1,220	$3,648
Cash paid during the period for dividends to mandatory redeemable preferred shares	$—	$4,093	$1,378	$980

Reconciliation of restricted and unrestricted cash at the end of period to the statement of assets and liabilities
Cash	$25,279	$10,732	$8,124	$6,821
Deposits with broker for written options	—	—	—	20
	$25,279	$10,732	$8,124	$6,841
See Notes to Financial Statements

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND (AIO)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

	Year Ended January 31,				Fiscal Period March 1, 2021 to January 31, 2022(1)	Year Ended February 28, 2021
	2026	2025	2024	2023
PER SHARE DATA:
Net asset value, beginning of period	$23.52	$20.61	$19.92	$24.18	$29.20	$19.89
Income (loss) from investment operations:
Net investment income (loss)(2)	0.06	0.01	(0.03)	(0.01)	(0.18)	(0.08)
Net realized and unrealized gain (loss)	4.27	4.70	2.52	(2.45)	0.01	11.88
Payment from affiliate	—	— (3)	—	—	—	—
Total from investment operations	4.33	4.71	2.49	(2.46)	(0.17)	11.80
Dividends and Distributions to Shareholders:
Net investment income	(0.89)	(1.07)	(0.50)	(1.39)	(1.40)	—
Net realized gains	(2.10)	(0.73)	—	—	(3.45)	(2.49)
Return of capital	—	—	(1.30)	(0.41)	—	—
Total dividends and distributions to shareholders	(2.99)	(1.80)	(1.80)	(1.80)	(4.85)	(2.49)
Net asset value, end of period	$24.86	$23.52	$20.61	$19.92	$24.18	$29.20
Market value, end of period	$22.64	$25.02	$18.68	$17.42	$23.58	$27.41
Total return, net asset value(4), (5)	19.83%	23.83%(6)	13.56%	(10.03)%	(1.85)%	— %(7)
Total return, market value(4), (5)	2.86%	45.60%(6)	18.84%	(18.42)%	2.75%	71.09%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(8), (9)	2.32%	2.54%	2.71%	2.04%	1.47%(10), (11)	1.42%(10)
Ratio of total expenses after interest expense to average net assets(8)	2.41%	2.64%	2.82%	2.17%	1.56%(10), (11)	1.43%(10)
Ratio of net investment income (loss) to average net assets(8)	0.25%	0.04%	(0.17)%	(0.04)%	(0.66)%(10), (11)	(0.33)%(10)
Portfolio turnover rate(4)	118%	94%	75%	53%	53%	103%
Net assets, end of period (000’s)	$856,302	$808,384	$707,738	$684,123	$830,479	$1,002,838
Loan payable, end of period (000’s)	$130,000	$130,000	$130,000	$130,000	$30,000	$30,000
Asset coverage, per $1,000 principal amount of loan payable	$7,587	$7,218	$6,444	$6,262	$28,683	$34,428

(1)	The Fund had a fiscal year end change from February 28 to January 31.
(2)	Calculated using average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Not annualized for periods less than one year.
(5)
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported.
Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase
Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

(6)	Payment from affiliate had no impact on total return.
(7)	Return not disclosed.
(8)	Annualized for periods less than one year.
(9)
Ratio of net expenses, before interest expense, was 1.54%, 1.56%, 1.58%, 1.55%, 1.43%, and 1.40% for the years ended January 31, 2026, 2025, 2024 and 2023, period ended January 31, 2022, and year ended February 28, 2021, respectively.

(10)	Inclusive of excise tax expense of 0.06%(4) and 0.05% for the period ended January 31, 2022 and year ended February 28, 2021.
(11)	Certain expenses incurred by the Fund were not annualized.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND (NCV)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD

	Year Ended January 31,				Fiscal Period March 1, 2021 to January 31, 2022(1), (2)	Year Ended February 28, 2021(1)
	2026	2025(1)	2024(1)	2023(1)
PER SHARE DATA:
Net asset value, beginning of period	$15.74	$14.72	$16.32	$22.20	$25.84	$21.32
Income (loss) from investment operations:
Net investment income (loss)(3)	0.54	0.60	0.56	0.76	0.84	1.48
Net realized and unrealized gain (loss)	3.18	2.31	(0.20)	(4.36)	(2.36)	5.40
Total from investment operations	3.72	2.91	0.36	(3.60)	(1.52)	6.88
Dividends on Preferred Shares from Net Investment Income:	(0.25)	(0.25)	(0.24)	(0.44)	(0.24)	(0.28)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	3.47	2.66	0.12	(4.04)	(1.76)	6.60
Dividends and Distributions to Shareholders:
Net investment income	(0.31)	(0.44)	(0.28)	(0.44)	(0.64)	(1.24)
Return of capital	(1.32)	(1.20)	(1.44)	(1.60)	(1.24)	(0.84)
Total dividends and distributions to shareholders	(1.63)	(1.64)	(1.72)	(2.04)	(1.88)	(2.08)
Preferred Shares Transactions:
Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred shares	—	—	—	0.20	—	—
Net asset value, end of period	$17.58	$15.74	$14.72	$16.32	$22.20	$25.84
Market value, end of period	$15.99	$14.52	$13.12	$15.84	$21.24	$22.72
Total return, net asset value(4), (5)	23.85%	19.01%	0.98%	(17.30)%	(7.41)%	— %(6)
Total return, market value(4), (5)	23.27%	24.58%	(6.04)%	(15.20)%	1.14%	24.29%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(7), (8), (9)	2.82%	3.06%	3.41%	2.08%(10)	1.39%	1.45%
Ratio of total expenses after interest expense to average net assets(7), (8)	2.93%	3.18%	3.54%	2.27%(10)	1.55%	1.48%
Ratio of net investment income (loss) to average net assets(7), (8)	3.39%	4.01%	3.83%	4.38%	3.69%	7.04%
Portfolio turnover rate(4)	117%	116%	107%	71%	54%	73%
Net assets, end of period (000’s)	$397,175	$355,536	$332,823	$368,409	$501,250	$583,944
Loan payable, end of period (000’s)	$34,000	$34,000	$34,000	$170,000	$28,852	$28,852
Mandatory redeemable preferred shares, end of period (000’s)	$66,000	$66,000	$66,000	$—	$—	$—
Asset coverage, per $1,000 principal amount of loan payable(11)	$17,564	$16,339	$15,671	$3,755	$29,578	$32,444
Asset coverage, per $25 liquidation preference per share of cumulative preferred shares and mandatory redeemable preferred shares(12)	$75	$69	$67	$59	$61	$70
Asset coverage per $25,000 liquidation preference per share of auction-rate preferred shares	N/A	N/A	N/A	N/A	$60,587	$70,027
Cumulative Preferred shares average market value(13)	$21.68	$22.21	$21.46	$23.64	$24.23	$25.91

(1)
The Fund had a 1-for-4 reverse stock split effective February 10, 2025. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (see Note 13 in Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

	Year Ended January 31,			Fiscal Period March 1, 2021 to January 31, 2022	Year Ended February 28, 2021
	2025	2024	2023
Net Asset Value (prior to reverse stock split)	$3.93	$3.68	$4.08	$5.55	$6.46
Market Price (prior to reverse stock split)	3.63	3.28	3.96	5.31	5.68

The above values represent end of period values for the years reported and for net asset value, the beginning of period values for the next fiscal year.

(2)	The Fund had a fiscal year end change from February 28 to January 31.
(3)	Calculated using average shares outstanding.
(4)	Not annualized for periods less than one year.
(5)
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported.
Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase
Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

(6)	Return not disclosed.
(7)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(8)	Annualized for periods less than one year.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND (NCV)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD
(9)
Ratio of net expenses, before interest expense and auction agent fees and commissions, was 1.26%, 1.31%, 1.30%, 1.46%, 1.31% and 1.35% for the years ended January 31,
2026, 2025, 2024 and 2023, period ended January 31, 2022 and year ended February 28, 2021, respectively.

(10)	Inclusive of tender offer expenses of 0.03% for the year ended January 31, 2023.
(11)
Represents value of net assets applicable to common stock plus the loan payable, cumulative preferred shares, and mandatory redeemable preferred shares (cumulatively,
“total borrowings”) at the end of the period divided by the loan payable at the end of the period multiplied by $1,000.

(12)	Represents value of net assets applicable to common stock plus total borrowings at the end of the period divided by the total borrowings at the end of the period multiplied by $25.
(13)	Based on daily closing market prices.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND II (NCZ)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD

	Year Ended January 31,				Fiscal Period March 1, 2021 to January 31, 2022(1), (2)	Year Ended February 28, 2021(1)
	2026	2025(1)	2024(1)	2023(1)
PER SHARE DATA:
Net asset value, beginning of period	$14.08	$13.08	$14.52	$19.84	$23.16	$19.16
Income (loss) from investment operations:
Net investment income (loss)(3)	0.56	0.62	0.60	0.72	0.76	1.36
Net realized and unrealized gain (loss)	3.00	2.14	(0.20)	(3.92)	(2.16)	4.80
Total from investment operations	3.56	2.76	0.40	(3.20)	(1.40)	6.16
Dividends on Preferred Shares from Net Investment Income:	(0.32)	(0.32)	(0.32)	(0.48)	(0.28)	(0.32)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	3.24	2.44	0.08	(3.68)	(1.68)	5.84
Dividends and Distributions to Shareholders:
Net investment income	(0.26)	(0.36)	(0.20)	(0.32)	(0.48)	(1.08)
Return of capital	(1.18)	(1.08)	(1.32)	(1.48)	(1.16)	(0.76)
Total dividends and distributions to shareholders	(1.44)	(1.44)	(1.52)	(1.80)	(1.64)	(1.84)
Preferred Shares Transactions:
Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred shares	—	—	—	0.16	—	—
Net asset value, end of period	$15.88	$14.08	$13.08	$14.52	$19.84	$23.16
Market value, end of period	$14.47	$13.08	$11.52	$13.32	$18.48	$20.04
Total return, net asset value(4), (5)	24.86%	19.83%	0.76%	(17.84)%	(7.95)%	— %(6)
Total return, market value(4), (5)	23.45%	27.69%	(1.94)%	(17.85)%	(0.19)%	22.81%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(7), (8), (9)	2.22%	2.43%	2.74%	2.00%(10)	1.40%	1.44%
Ratio of total expenses after interest expense to average net assets(7), (8)	2.32%	2.55%	2.87%	2.18%(10)	1.55%	1.47%
Ratio of net investment income (loss) to average net assets(7), (8)	3.91%	4.59%	4.44%	4.57%	3.73%	7.18%
Portfolio turnover rate(4)	119%	118%	108%	72%	54%	73%
Net assets, end of period (000’s)	$302,212	$267,904	$248,849	$276,002	$377,882	$440,994
Loan payable, end of period (000’s)	$25,000	$25,000	$25,000	$95,000	$—	$—
Mandatory redeemable preferred shares, end of period (000’s)	$22,000	$22,000	$22,000	$—	$—	$—
Asset coverage, per $1,000 principal amount of loan payable(11)	$18,328	$16,956	$16,194	$5,053	$—	$—
Asset coverage, per $25 liquidation preference per share of cumulative preferred shares and mandatory redeemable preferred shares(12)	$73	$68	$65	$59	$60	$65
Asset coverage per $25,000 liquidation preference per share of auction-rate preferred shares	N/A	N/A	N/A	N/A	$59,793	$65,454
Cumulative Preferred shares average market value(13)	$20.86	$21.08	$21.08	$23.53	$23.92	$25.64

(1)
The Fund had a 1-for-4 reverse stock split effective February 10, 2025. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (see Note 13 in Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

	Year Ended January 31,			Fiscal Period March 1, 2021 to January 31, 2022	Year Ended February 28, 2021
	2025	2024	2023
Net Asset Value (prior to reverse stock split)	$3.52	$3.27	$3.63	$4.96	$5.79
Market Price (prior to reverse stock split)	3.27	2.88	3.33	4.62	5.01

The above values represent end of period values for the years reported and for net asset value, the beginning of period values for the next fiscal year.

(2)	The Fund had a fiscal year end change from February 28 to January 31.
(3)	Calculated using average shares outstanding.
(4)	Not annualized for periods less than one year.
(5)
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported.
Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase
Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

(6)	Return not disclosed.
(7)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(8)	Annualized for periods less than one year.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND II (NCZ)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD
(9)
Ratio of net expenses, before interest expense and auction agent fees and commissions, was 1.27%, 1.33%, 1.33%, 1.53%, 1.35%, and 1.39% for the years ended
January 31, 2026, 2025, 2024 and 2023, period ended January 31, 2022 and year ended February 28, 2021, respectively.

(10)	Inclusive of tender offer expenses of 0.03% for the year ended January 31, 2023.
(11)
Represents value of net assets applicable to common stock plus the loan payable, cumulative preferred shares, and mandatory redeemable preferred shares (cumulatively,
“total borrowings”) at the end of the period divided by the loan payable at the end of the period multiplied by $1,000.

(12)	Represents value of net assets applicable to common stock plus total borrowings at the end of the period divided by the total borrowings at the end of the period multiplied by $25.
(13)	Based on daily closing market prices.
See Notes to Financial Statements

DIVERSIFIED INCOME & CONVERTIBLE FUND (ACV)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

	Year Ended January 31,
	2026	2025	2024	2023	2022
PER SHARE DATA:
Net asset value, beginning of period	$23.31	$20.85	$21.22	$27.25	$35.15
Income (loss) from investment operations:
Net investment income (loss)(1)	0.05	0.15	0.02	(0.02)	(0.17)
Net realized and unrealized gain (loss)	5.09	4.47	1.77	(3.65)	0.09
Total from investment operations	5.14	4.62	1.79	(3.67)	(0.08)
Dividends and Distributions to Common Shareholders:
Net investment income	(2.18)	(1.60)	—	(2.16)	(2.02)
Net realized gains	(0.36)	—	—	(0.20)	(5.80)
Return of capital	—	(0.56)	(2.16)	—	—
Total dividends and distributions to common shareholders	(2.54)	(2.16)	(2.16)	(2.36)	(7.82)
Net asset value, end of period	$25.91	$23.31	$20.85	$21.22	$27.25
Market value, end of period	$27.89	$22.92	$22.44	$22.62	$27.75
Total return, net asset value(2)	23.79%	23.35%	9.20%	(13.45)%	(2.32)%
Total return, market value(2)	35.53%	12.80%	10.61%	(9.06)%	7.46%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(3), (4)	3.63%	3.77%	3.95%	3.36%	2.47%(5)
Ratio of total expenses after interest expense to average net assets	3.73%	3.87%	4.06%	3.49%	2.55%(5)
Ratio of net investment income (loss) to average net assets	0.22%	0.68%	0.09%	(0.07)%	(0.48)%(5)
Portfolio turnover rate	122%	148%	119%	94%	108%
Net assets, end of period (000’s)	$269,250	$241,791	$216,157	$219,853	$282,348
Loan payable, end of period (000’s)	$105,000	$75,000	$75,000	$75,000	$75,000
Mandatory redeemable preferred shares, end of period (000’s)	$—	$30,000	$30,000	$30,000	$30,000
Asset coverage, per $1,000 principal amount of loan payable(6)	$3,564	$4,624	$4,282	$4,331	$5,165
Asset coverage ratio on total leverage (7)	356%	330%	306%	309%	369%
Asset coverage, per $25 liquidation preference per share of mandatory redeemable preferred shares(8)	N/A	$83	$76	$77	$92

(1)	Calculated using average shares outstanding.
(2)
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported.
Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase
Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

(3)	Ratio of net expenses, before interest expense to average net assets was 1.74%, 1.65%, 2.28%, 2.17%, and 1.85% for the years ended January 31, 2026, 2025, 2024, 2023 and 2022, respectively.
(4)	Net expense ratio includes extraordinary expenses.
(5)	Inclusive of excise tax expense of 0.04% and 0.05% for the years ended January 31, 2022 and 2021, respectively.
(6)
Represents value of net assets applicable to common stock plus the loan payable and mandatory redeemable preferred shares at the end of the period divided by borrowings at the end of the period multiplied by $1,000.

(7)
Represents value of net assets applicable to common stock plus the loan payable and mandatory redeemable preferred shares at the end of the period divided by the loan payable and mandatory redeemable preferred shares at the end of the period.

(8)
Represents value of net assets applicable to common stock plus the loan payable and mandatory redeemable preferred shares at the end of the period divided by the loan payable and mandatory redeemable preferred shares at the end of the period multiplied by $25. The mandatory redeemable preferred shares were redeemed in full on
October 2, 2025.

See Notes to Financial Statements

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (NFJ)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

	Year Ended January 31,
	2026	2025	2024	2023	2022
PER SHARE DATA:
Net asset value, beginning of period	$14.42	$14.22	$14.19	$16.33	$15.21
Income (loss) from investment operations:
Net investment income (loss)(1)	0.16	0.20	0.19	0.08	0.05
Net realized and unrealized gain (loss)	1.43	1.17	0.82	(1.22)	1.97
Total from investment operations	1.59	1.37	1.01	(1.14)	2.02
Dividends and Distributions to Shareholders:
Net investment income	(0.33)	(0.44)	(0.98)	(0.98)	(0.90)
Net realized gains	(0.73)	(0.73)	—	(0.02)	—
Return of capital	(0.16)	—	—	—	—
Total dividends and distributions to shareholders	(1.22)	(1.17)	(0.98)	(1.00)	(0.90)
Anti-dilutive impact of share repurchase program (Note 13)	0.03	—	—	—	—
Net asset value, end of period	$14.82	$14.42	$14.22	$14.19	$16.33
Market value, end of period	$13.48	$13.05	$12.18	$12.31	$14.73
Total return, net asset value(2)	12.11%	9.90%	7.60%	(6.71)%	13.39%
Total return, market value(2)	13.65%	17.41%	7.37%	(9.24)%	17.77%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets	0.96%	0.96%	0.96%	0.96%	0.96%
Ratio of total expenses to average net assets	1.05%	1.06%	1.06%	1.08%	1.06%
Ratio of net investment income (loss) to average net assets	1.16%	1.39%	1.39%	0.58%	0.28%
Portfolio turnover rate	99%	58%	102%	60%	63%
Net assets, end of period (000’s)	$1,378,021	$1,367,398	$1,347,891	$1,345,311	$1,548,372

(1)	Calculated using average shares outstanding.
(2)
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported.
Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase
Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

See Notes to Financial Statements

EQUITY & CONVERTIBLE INCOME FUND (NIE)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

	Year Ended January 31,
	2026	2025	2024	2023	2022
PER SHARE DATA:
Net asset value, beginning of period	$26.52	$23.82	$22.43	$30.32	$30.91
Income (loss) from investment operations:
Net investment income (loss)(1)	0.12	0.21	0.18	0.11	(0.09)
Net realized and unrealized gain (loss)	4.01	4.49	3.21	(4.02)	2.77
Total from investment operations	4.13	4.70	3.39	(3.91)	2.68
Dividends and Distributions to Shareholders:
Net investment income	(0.87)	(1.97)	(1.11)	(2.00)	(1.52)
Net realized gains	(1.66)	(0.03)	—	(1.98)	(1.75)
Return of capital	—	—	(0.89)	—	—
Total dividends and distributions to shareholders	(2.53)	(2.00)	(2.00)	(3.98)	(3.27)
Net asset value, end of period	$28.12	$26.52	$23.82	$22.43	$30.32
Market value, end of period	$25.45	$24.91	$21.33	$20.28	$27.33
Total return, net asset value(2)	16.60%	20.45%	16.05%	(12.54)%	8.22%
Total return, market value(2)	13.25%	27.08%	15.95%	(10.96)%	9.80%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets	1.07%	1.07%	1.07%	1.07%	1.12%(3)
Ratio of total expenses to average net assets	1.15%	1.16%	1.17%	1.18%	1.22%(3)
Ratio of net investment income (loss) to average net assets	0.46%	0.84%	0.78%	0.41%	(0.28)%(3)
Portfolio turnover rate	116%	152%	104%	76%	71%
Net assets, end of period (000’s)	$779,220	$734,879	$659,977	$621,644	$840,257

(1)	Calculated using average shares outstanding.
(2)
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported.
Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase
Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

(3)	Inclusive of excise tax expense of 0.05% for the year ended January 31, 2022.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
January 31, 2026
Note 1. Organization
Artificial Intelligence & Technology Opportunities Fund (AIO), Convertible & Income Fund (NCV), Convertible & Income Fund II (NCZ), Diversified Income & Convertible Fund (ACV), Dividend, Interest & Premium Strategy Fund (NFJ), and Equity & Convertible Income Fund (NIE) (each, a “Fund” and, collectively, the “Funds”), were organized as Massachusetts business trusts on May 24, 2019, January 17, 2003, April 22, 2003, March 10, 2015, August 20, 2003 and December 12, 2006, respectively. The Funds are each organized and registered as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. The Funds’ investment objectives are outlined in the Manager’s Discussion of Fund Performance pages.
Note 2. Significant Accounting Policies
The Funds are investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.
Security Valuation
The Funds’ Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
 • Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
 • Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
 • Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, restricted securities and leveraged loans are valued based on either evaluated or composite quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2026
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.
Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method. Conversion premium is not amortized. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REIT and MLP investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT and MLP after its fiscal year-end, and may differ from the estimated amounts.
C.
Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may invest in securities of foreign issuers which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
For the year ended January 31, 2026, each Fund did not incur a material income tax expense. Accordingly, the disclosures required by FASB Accounting Standards Update (“ASU”) No. 2023-09, Income Taxes (Codification Topic 740) – Improvements to Income Tax Disclosures, are not applicable or are not material to the Funds.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.
Distributions to Shareholders
AIO, NCV, NCZ and ACV declare distributions on a monthly basis. NFJ and NIE declare distributions on a quarterly basis. Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
AIO and ACV have a Managed Distribution Plan which currently provides for the Funds to make a monthly distribution of $0.15 per share and $0.18 per share, respectively. NIE and NFJ have a Managed Distribution Plan which currently provides for the Funds to make a quarterly distribution of $0.50 per share and $0.305 per share, respectively.
E.
Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund and each such other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.
Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Funds bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2026
G.
Convertible Securities
The Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation, and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.
H.
Payment-In-Kind Securities
The Funds may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
I.
Equity-Linked Notes
Certain Funds may invest in equity-linked notes (“ELNs”). ELNs are hybrid derivative instruments in a single note form that are specially designed to combine the characteristics of one or more reference securities (such as a single stock, an exchange traded fund or an index or basket of stocks) and one or more equity derivatives, such as put or call options, or a combination thereof. Unlike a direct investment in equity securities, ELNs have a maturity date. The terms of an ELN may also provide for the periodic interest payments to holders at either a fixed or floating rate. Upon maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities. If the underlying securities have depreciated in value or their price appreciates or depreciates outside of a preset range (depending on the type of ELN), a Fund may receive only the principal amount of the note or less than the principal amount of the note, or may potentially lose the entire principal invested in the ELN. Investments in ELNs possess the risks associated with the underlying securities such as market risk and, as applicable, foreign securities and currency risks. The secondary market for ELNs may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. In addition, as a note, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. A Fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. As a holder of an ELN, a Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends.
ELNs utilized by a Fund may involve synthetic exposure to options that can create economic leverage risk which, depending on the performance of the underlying securities, could magnify or otherwise increase investment losses to such Fund and result in losses on the ELN that exceed the losses of the underlying securities.
J.
When-Issued Purchases and Forward Commitments (Delayed Delivery)
Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and forward commitment securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
K.
Leveraged Loans
Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased, a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
A Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2026
applicable Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
L.
Warrants
The Funds may receive warrants. Warrants are securities that are usually issued together with a debt instrument or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt instruments. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt instruments at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
M.
Cash and Cash Equivalents
Cash and cash equivalents include deposits held at financial institutions, and are inclusive of dollar denominated cash, foreign currency, and deposit with brokers for written options.
N.
Segment Reporting
Accounting Standards Codification (“ASC”) 280, Segment Reporting, established disclosure requirements relating to operating segments in financial statements. The Funds have adopted FASB ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which is intended to enhance reportable operating segment disclosure requirements. Operating segments are defined as components of a reporting entity about which separate financial information, including disclosures about income and expenses, is available that is regularly evaluated by the chief operating decision maker (“CODM”) in deciding how to allocate resources and assess the Funds’ performance. Each Fund is structured as an investment company and represents a single operating segment. Subject to the oversight and, when applicable, approval of each Fund’s Board of Trustees, management of the Funds’ Investment Adviser acts as the respective Fund’s CODM. The CODM monitors each Fund’s operating results as a whole, and each Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on its defined investment objective. The financial information provided to and reviewed by the CODM is consistent with that presented in each Fund’s financial statements. Adoption of the new standard impacted each Fund’s financial statement note disclosures only and did not affect any Fund’s financial position or the results of its operations.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.
A.
Options Contracts
The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price.
When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Written options are reported as a liability within “Written options at value.” Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) from written options” in the Statements of Operations.
If an option expires unexercised, the Fund realizes a gain to the extent of the premium received. If a written call option is exercised, the premium received is recorded as an adjustment to the proceeds from the sale. If a written put option is exercised, the premium reduces the cost basis of the security. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or loss. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statements of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the referenced security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the referenced security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2026
profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.
During the year ended January 31, 2026, ACV, NFJ and NIE invested in written covered call options contracts in an attempt to manage equity price risk and with the purpose of generating realized gains.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Assets and Liabilities at January 31, 2026:
Statement Line Description	Primary Risk	ACV	NFJ	NIE
Liability Derivatives
Written options at value	Equity contracts	$(23)	$(1,249)	$(122)
Total Liabilities		$(23)	$(1,249)	$(122)

The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Operations for the year ended January 31, 2026:
Statement Line Description	Primary Risk	ACV	NFJ	NIE
Net Realized Gain (Loss) from
Written options	Equity contracts	$95	$(3,548)	$484
Total		$95	$(3,548)	$484
Net Change in Unrealized Appreciation (Depreciation) on
Written options	Equity contracts	$10	$607	$56
Total		$10	$607	$56

The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by the applicable Funds for the year ended January 31, 2026.
	ACV	NFJ	NIE
Written Options(1)	$ 26	$1,332	$ 138

(1)	Average premium amount.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.
Investment Adviser
Virtus Investment Advisers, LLC (“Adviser” or “VIA”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily total managed assets of each Fund:

Fund	Advisory Fee
AIO	1.25%
NCV	0.70
NCZ	0.70
ACV	1.00
NFJ	0.90
NIE	1.00
AIO defines total managed assets as the total assets of the Fund (including assets attributable to any borrowings, issued debt securities or preferred shares that may be outstanding, reverse repurchase agreements and dollar rolls) minus accrued liabilities (other than liabilities representing borrowings, issued debt securities, reverse repurchase agreements and dollar rolls). NCV and NCZ define total managed assets as the total assets of each Fund (including any assets attributable to any Preferred Shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). ACV defines total managed assets as the total assets of the Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2026
(including assets attributable to any preferred shares, borrowings, issued debt securities or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). NFJ and NIE define total managed assets as the total assets of each Fund (including assets attributable to any borrowing that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).
B.
Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of January 31, 2026 is as follows:

Fund	Subadviser
AIO	Voya IM (1)
NCV	Voya IM (1)
NCZ	Voya IM (1)
ACV	Voya IM (1)
NFJ (Equity and Options Portfolios)	NFJ Investment Group (2)
NFJ (Fixed Income Portfolio)	Voya IM (1)
NIE	Voya IM (1)
(1) Voya Investment Management Co. LLC (“Voya IM”).
(2) NFJ Investment Group, LLC (“NFJ Investment Group”), an indirect, wholly-owned subsidiary of Virtus.
C.
Expense Limitations
The Adviser contractually agreed to limit each Fund’s annual total operating expenses, subject to the exclusions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through January 31, 2026. The reimbursements are accrued daily and received monthly. The expense limitation arrangements were discontinued after January 31, 2026.
Fund	Expense Limitation
AIO	0.09%
NCV	0.13
NCZ	0.15
ACV	0.17
NFJ	0.06
NIE	0.07
The exclusions include investment advisory fees paid to VIA, interest, any other fees or expenses relating to financial leverage, preferred shares (such as dividends on preferred shares, auction agent fees and commissions and rating agency fees) or borrowing (such as interest, commitment, amendment and renewal expenses on credit or redemption facilities), taxes, extraordinary, unusual or infrequently occurring expenses (such as litigation), costs related to share offerings, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund expenses and dividend expenses, if any (each expressed as a percentage of average daily net assets attributable to common shares).
D.
Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the year ending January 31:
	Expiration
Fund	2027	2028	2029	Total
AIO	$699	$761	$759	$2,219
NCV	453	421	369	1,243
NCZ	334	305	266	905
ACV	225	224	251	700
NFJ	1,373	1,307	1,231	3,911
NIE	613	605	609	1,827
During the year ended January 31, 2026, the Adviser did not recapture expenses.
E.
Administration Services
Virtus Fund Services, LLC (“VFS”), an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Funds. For the services provided by the administrator under the Administration Agreement, the Funds pay the administrator an asset-based fee calculated on each Fund’s average daily managed assets. This fee is calculated daily and paid monthly.

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2026
For the year ended January 31, 2026, the Funds incurred administration fees totaling $4,330 which are included in the Statements of Operations within the line item “Administration and accounting fees”.
F.
Trustees’ Fees
For the year ended January 31, 2026, the Funds incurred Trustees’ fees totaling $225 which are included in the Statements of Operations within the line item “Trustees’ fees and expenses”.
G.
Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that is, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the year ended January 31, 2026, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
H.
Trustee Deferred Compensation Plan
The Trustees do not currently receive any pension or retirement benefits from the Funds. In calendar year 2018 and certain prior periods, the Funds maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of their compensation from the respective Fund on a current basis, but instead to receive in a subsequent period chosen by the Independent Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Virtus Investment Trust and Virtus Strategy Trust selected by the Independent Trustee from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar years 2019 and 2020 were paid in cash, on a current basis. The Funds still have obligations with respect to Independent Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.
Effective March 2021, each Fund provides a new deferred compensation plan (“New Plan”) for the Independent Trustees. Under the New Plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Funds, and to the extent permitted by the 1940 Act, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Prepaid expenses and other assets” in the Statements of Assets and Liabilities.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. government and agency securities, short-term securities, and certain derivatives) during the year ended January 31, 2026, were as follows:
	Purchases	Sales
AIO	$1,065,092	$1,164,424
NCV	617,587	643,366
NCZ	480,809	499,304
ACV	397,478	419,449
NFJ	1,276,027	1,356,621
NIE	785,730	849,472
Purchases and sales of long-term U.S. government and agency securities during the year ended January 31, 2026, were as follows:
	Purchases	Sales
AIO	$ 8,344	$ 8,080
Note 6. Federal Income Tax Information
($ reported in thousands)
At January 31, 2026, the approximate aggregate cost basis and unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AIO	$805,458	$184,558	$ (8,094)	$176,464
NCV	563,247	68,221	(37,217)	31,004

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2026
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
NCZ	$432,758	$53,905	$(28,295)	$25,610
ACV	330,975	44,380	(8,213)	36,167
ACV (Written options)	(29)	9	(3)	6
NFJ	1,197,776	176,993	(29,492)	147,501
NFJ (Written options)	(1,428)	493	(314)	179
NIE	659,847	111,407	(15,030)	96,377
NIE (Written options)	(155)	49	(16)	33
Certain Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the fiscal year ended January 31, 2026, the Funds’ capital loss carryovers were as follows:
Fund	Short-Term	Long-Term
NCV	$51,702	$173,295
NCZ	38,352	138,111
The components of distributable earnings on a tax basis and certain tax attributes for the Funds consist of the following:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Loss Deferred	Capital Loss Deferred
AIO	$—	$50,568	$ —	$ —	$ —
NCV	—	—	—	—	224,997
NCZ	—	—	—	—	176,463
ACV	3,133	5,655	—	—	—
NFJ	—	—	751	6,495	—
NIE	28,206	9,045	—	—	—
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal years ended January 31, 2026 and 2025 was as follows:
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
AIO
1/31/26	$30,645	$72,325	$ —	$102,970
1/31/25	36,654	25,168	—	61,822
NCV
1/31/26	12,713	—	29,784	42,497
1/31/25	15,298	—	27,199	42,497
NCZ
1/31/26	10,959	—	22,438	33,397
1/31/25	12,934	—	20,463	33,397
ACV
1/31/26	22,652	3,747	—	26,399
1/31/25	16,572	—	5,833	22,405
NFJ
1/31/26	31,038	68,362	15,477	114,877
1/31/25	41,335	69,583	—	110,918
NIE
1/31/26	24,011	45,982	—	69,993
1/31/25	54,494	924	—	55,418

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2026
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Funds. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 7. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if such Fund did not concentrate its investments in such sectors.
Each of AIO, NCV, NCZ and ACV leverages its portfolio through preferred shares, securities lending, senior secured notes and/or margin loan financing. While leverage presents opportunities for increasing each Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by each Fund would be magnified to the extent each Fund is leveraged.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
Note 8. Liquidity Facility and Securities Lending
($ reported in thousands)
AIO, NCV and NCZ have a Master Margin Loan Agreement (the “MMLA”) and a Securities Lending Authorization Agreement (the “SLAA” and together with the MMLA, the “BNY Facilities”) with The Bank of New York (“BNY”). Under the MMLA the Funds pledge their assets as collateral to secure obligations but retain the risks and rewards of the ownership of assets pledged to secure such obligations.
Under the SLAA, the Funds may loan securities to qualified brokers through a securities lending agency agreement with BNY. Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash which is invested in a short-term money market fund and/or released to each Fund to be used for liquidity purposes in conjunction with the MMLA. Cash collateral received from securities lending is first credited against borrowings under the MMLA. Upon return of securities by the borrower, BNY returns the cash collateral to the borrower, as applicable, which eliminates the credit against the borrowings and causes the drawdowns under the MMLA to increase by the amounts returned. The securities lending program is subject to the same limits and interest rate structure as the MMLA. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNY for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under the SLAA which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
At January 31, 2026, the securities loaned were subject to the SLAA on a net payment basis as follows:
Fund	Value of Securities on Loan	Cash Collateral Invested in Short-Term Money Market Fund(1)	Cash Collateral used for borrowing(2)	Net Amount(3)
AIO	$40,222	$18,000	$22,222	$—
NCV	41,030	10,000	31,030	—
NCZ	32,558	9,681	22,877	—

(1)	Amount invested in a Money Market Mutual Fund with an Overnight and Continuous contractual maturity.
(2)
Collateral received in excess of the value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Fund’s Schedule of Investments.

(3)	Net amount represents the net amount receivable due from the counterparty in the event of default.
At January 31, 2026, the maximum capital commitment amounts under the MMLA were $130,000, $34,000 and $25,000, respectively, for AIO, NCV and NCZ. Interest on amounts drawn under each MMLA is charged at a daily rate, and a commitment fee is paid on the undrawn amounts as agreed to in the MMLA. As of January 31, 2026, AIO, NCV and NCZ used cash collateral received from the SLAA to purchase long term investments and/or invest the amount in a short-term money market fund. These investments are included in the line item “Investments in Securities, at value” on the Statements of Assets and Liabilities. The securities on loan under the SLAA and securities pledged as collateral under the MMLA are reflected on the Schedule of Investments. Any amounts payable under the MMLA/SLAA are reflected in the Statements of Assets and Liabilities as “Loan Payable” and/or “Collateral

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2026
on securities loaned.” The interest rate charged at January 31, 2026 was 3.98% for AIO, 3.98% for NCV and 3.98% for NCZ. The expense is included in the Funds’ Statements of Operations under “Loan interest”.
For the year ended January 31, 2026, the outstanding borrowings, average borrowings, average interest rate and interest expense under the BNY Facilities were as follows:
Fund	Outstanding Borrowings	Average Borrowing	Weighted Average Interest Rate	Days Outstanding	Loan Interest Expense
AIO	$130,000 (a)	$130,000	4.75%	365	6,267
NCV	34,000 (b)	34,000	4.75	365	1,639
NCZ	25,000 (b)	25,000	4.75	365	1,205

(a)	Represents $25,000 received through the SLAA and $105,000 received through the MMLA.
(b)	Full amount received through the SLAA.
Note 9. Long-Term Financing Arrangements
($ reported in thousands except per share amounts)
A. Mandatory Redeemable Preferred Shares
On October 2, 2015, ACV completed a private placement with a single institutional investor, consisting of $30,000 in Series A Mandatory Redeemable Preferred Shares (“MRPS”). On October 2, 2025, ACV redeemed all 1,200,000 issued and outstanding Class A MRPS at a cash price of $25.00 per share pursuant to the Class A MRPS’ mandatory redemption date.
On May 26, 2023, NCV and NCZ each completed a MRPS private placement with a single institutional investor. NCV issued $51,000 in Series A MRPS with a mandatory redemption date of May 26, 2028, and $15,000 in Series B MRPS with a mandatory redemption date of May 26, 2030. NCZ issued $22,000 in Series A MRPS with a mandatory redemption date of May 26, 2028.
The estimated fair value of Series A and B (as applicable) MRPS was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury yield with a similar maturity date, plus the spread between the A-rated U.S. Corporate rate and the current U.S. Treasury yield plus a market spread for the issuance of preferred shares. The MRPS are categorized as Level 2 within the fair value hierarchy.
The following table summarizes the key terms of the MRPS and their estimated fair value at January 31, 2026:
Fund	Mandatory Redemption Date	Annual Dividend Rate	Shares	Per Share Liquidation Preference	Aggregate Liquidation Preference	Estimated Fair Value
NCV Series A	May 26, 2028	5.95%	2,040,000	$25.00	$51,000	$52,563
NCV Series B	May 26, 2030	5.95%	600,000	$25.00	$15,000	$15,498
NCZ Series A	May 26, 2028	5.95%	880,000	$25.00	$22,000	$22,674
Holders of MRPS are entitled to receive a quarterly dividend at an annual fixed dividend rate, subject to upward adjustment (by as much as 4.00%) during any period when the MRPS have a rating of below “A” from Fitch for ACV or below “A” from KBRA for NCV and NCZ, or the equivalent from another rating agency (with the rate increasing at lower rating levels). Interest expense is accrued daily and paid quarterly and are presented in the applicable Fund’s Statement of Assets & Liabilities as “Interest on mandatory redeemable preferred shares”. For the year ended January 31, 2026, ACV incurred $870, NCV incurred $3,927 and NCZ incurred $1,309 in interest expense on MRPS. The MRPS are senior, with priority in all respects, to the respective Fund’s outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The MRPS rank pari passu with any and all other preferred shares issued by the respective Fund, and rank junior to the Fund’s indebtedness, including any Notes, Margin Loan Financing, Liquidity Facility and any other senior secured indebtedness. Each of ACV, NCV and NCZ may redeem all or any part of its MRPS at any time, subject to certain redemption premiums. With respect to the MRPS, each Fund is subject to periodic asset coverage testing. If a Fund’s asset coverage is insufficient, it may be required to redeem some or all of its MRPS.
NCV and NCZ incurred costs in connection with the issuance of the MRPS. These costs were recorded as a deferred offering cost and are being amortized over the respective life of each series of MRPS. Amortization of these deferred offering costs of $166 for NCV and $69 for NCZ are included under the caption “Interest on mandatory redeemable preferred shares and amortization of deferred offering costs on preferred shares” on the Statement of Operations, and the unamortized balance is deducted from the carrying amount of the MRPS under the caption “Mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.
B. Senior Secured Notes
On October 2, 2015, ACV completed a private placement with a single institutional investor, consisting of $50,000 in Senior Secured Notes (“Notes”) due November 22, 2029.
At January 31, 2026, ACV had $50,000 in aggregate principal amount of Notes outstanding. The Notes rank pari passu with all other senior debt of ACV, including the Margin Loan Financing, and are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Margin Loan Financing. The Notes are senior, with priority in all respects, to the MRPS and the outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2026
Fund. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Notes accrue interest at an annual fixed rate of 3.94%. The Notes will be subject to a penalty interest rate if ratings fall below A- from Fitch or the equivalent from another agency. The Notes are prepayable in whole or in part at any time, subject to a prepayment premium, which may be adjusted under some circumstances based on asset coverage levels. Interest expense of $1,965 is included in the ACV’s Statement of Operations.
The estimated fair value of the Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury yield with a similar maturity date, plus the spread between the A-rated U.S. Corporate rate and the current U.S. Treasury yield with a similar maturity date, plus a market spread for the issuance of Notes. The senior secured notes are categorized as level 2 within the fair value hierarchy.
The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value of the Notes outstanding at January 31, 2026:
Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
November 22, 2029	3.94%	$50,000	$49,341
With respect to the Notes, the Fund is subject to monthly asset coverage tests that mirror those applicable to closed-end funds set forth in Section 18 of the 1940 Act, as well as periodic asset coverage tests that are tied to rating agency criteria, in each case subject to various terms and conditions. A breach of any of these tests, after the passage of a cure period, would constitute an event of default under the Notes. The agreements governing the MRPS and Notes impose certain additional customary covenants and restrictions on the Fund, including, among others, restrictions on distributions and a requirement that the Fund adhere to its stated investment policies.
Note 10. Margin Loan Financing
($ reported in thousands)
At the beginning of the period, ACV had entered into a margin loan financing agreement with a commercial bank (the “Bank”) that allowed the Fund to borrow cash from the Bank. Cash borrowings were secured by ACV’s assets that were held with the Fund’s custodian in a separate account. Interest was charged at the Secured Overnight Bank Funding Rate plus an additional percentage rate on the amount borrowed. For the period February 1, 2025 through October 1, 2025, average daily borrowings under this Agreement and the weighted average daily interest rate were $25,000 and 5.41%, respectively.
Effective October 1, 2025, ACV repaid its borrowing under the margin loan financing agreement with the Bank and entered into a new margin loan financing agreement (the “New Agreement”) with a different commercial bank (the “New Bank”) that allows ACV to borrow cash from the New Bank up to a limit of $55,000 (the “Commitment Amount”). The New Agreement replaces the Agreement. Cash borrowings from the New Agreement are secured by ACV’s assets that are held with the Fund’s custodian in a separate account. Interest is charged at OBFR plus an additional percentage rate on the amount borrowed and commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is borrowed at a given time. For the period October 1, 2025 through January 31, 2026, average daily borrowings under this New Agreement and the weighted average daily interest rate were $55,000 and 4.66% respectively.
At January 31, 2026, the amount of outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$ 55,000	4.48%
Note 11. Cumulative Preferred Shares
($ reported in thousands except per share amounts)
In September 2018, NCV and NCZ each issued fixed-rate Series A Cumulative Preferred Shares. The shares are perpetual. To the extent permitted by the 1940 Act and Massachusetts law, the Funds may at any time, upon notice of redemption, redeem the Series A Cumulative Preferred Shares in whole or in part at the liquidation preference per share plus accumulated dividends through the date of redemption. Dividends are paid on a quarterly basis and commenced on October 1, 2018, with the first such payment pro-rated from the date of issuance.
The following table shows the details of the Cumulative Preferred Shares as of January 31, 2026:
Fund	Issue Date	Annual Dividend Rate	Shares	Per Share Liquidation Preference	Aggregate Liquidation Preference
NCV	09/20/2018	5.625%	4,000,000	$25.00	$100,000
NCZ	09/11/2018	5.500	4,360,000	25.00	109,000

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2026
Note 12. Indemnifications
Under the Funds’ organizational documents, the Funds, Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.
Note 13. Capital Shares
At January 31, 2026, each Fund has one class of common stock with $0.00001 par value of which unlimited shares are authorized.
Effective at the start of trading on Monday, February 10, 2025, NCV and NCZ implemented a 1-for-4 reverse stock split. NCV and NCZ shares are now trading on a split-adjusted basis under new CUSIP numbers (NCV: 92838X805 and NCZ: 92838U801). The net effect of the Funds’ reverse stock split was to decrease the number of the Funds’ outstanding common shares and increase the net asset value per common share by a proportionate amount. While the number of the Funds’ outstanding common shares declined, neither the Funds’ holdings nor the total value of shareholders’ investments were affected. Immediately after the reverse stock split, each common shareholder held the same percentage of the Funds’ outstanding common shares that such shareholder held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Capital share activity referenced on the Statement of Changes in Net Assets and the per share data, including the proportionate impact to market price, in the Financial Highlights table have been restated to reflect the reverse stock split.
At a February 2025 meeting, NFJ’s Board adopted a share repurchase program that seeks to enhance shareholder value by purchasing shares of the Fund in the open market at a discount to NAV. Pursuant to the program, the Fund is authorized to purchase, on a discretionary basis, up to 5% of its outstanding common shares as of February 13, 2025. The Fund began buying shares pursuant to the program on June 18, 2025. From the period of June 18, 2025 through January 31, 2026, the Fund repurchased 1,834,337 shares at an average price per share (including commissions) of $12.77. As of January 31, 2026, there are 2,905,742 remaining shares that are authorized to be purchased under the repurchase program.
Note 14. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. The following Funds held securities that were considered to be restricted at January 31, 2026:
Fund	Investment	Date of Acquisition	Cost	Value	Percentage of Net Assets
NCV	LiveStyle, Inc.	2/3/16-11/30/16	$—	$—	0.0%
	LiveStyle, Inc. Series B	2/3/16	411	—	0.0
NCZ	LiveStyle, Inc.	2/3/16-11/30/16	—	—	0.0
	LiveStyle, Inc. Series B	2/3/16	411	—	0.0
ACV	LiveStyle, Inc.	2/3/16-11/30/16	—	—	0.0
	LiveStyle, Inc. Series B	2/3/16	62	—	0.0
Note 15. Regulatory Matters and Litigation
From time to time, the Funds, the Adviser, the subadvisers, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, and laws and regulations affecting their activities. At this time, the Funds and the Adviser believe that the outcomes of such matters are not likely, either individually, or in aggregate, to be material to these financial statements.
Note 16. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in these financial statements.
Effective February 1, 2026, the Adviser discontinued the expense limitation arrangements.
On March 9, 2026, NFJ announced that the Board of Trustees approved the renewal of its open market share repurchase program (the “Program”) that was originally approved in February 2025. Pursuant to the Program, the Fund may repurchase up to 5% of its outstanding common shares (4,648,362 shares based on common shares outstanding as of March 3, 2026) on the open market at a discount to NAV.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund, and Virtus Equity & Convertible Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund, and Virtus Equity & Convertible Income Fund (hereafter collectively referred to as the “Funds”) as of January 31, 2026, the related statements of operations and the statements of cash flows for Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, and Virtus Diversified Income & Convertible Fund for the year ended January 31, 2026, the statements of changes in net assets for each of the two years in the period ended January 31, 2026, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2026, the results of each of their operations and the cash flows for Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, and Virtus Diversified Income & Convertible Fund for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2026 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2026 by correspondence with the custodian, transfer agents, issuer, agent banks, and brokers. When replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 26, 2026

We have served as the auditor of one or more of the investment companies in the Virtus group of investment companies since at least 1977. We have not been able to determine the specific year we began serving as auditor.

TAX INFORMATION NOTICE (Unaudited)
January 31, 2026
The following information ($ reported in thousands) is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2026, the Funds will notify applicable shareholders of amounts for use in preparing 2025 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended January 31, 2026, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
Fund	Qualified Dividend Income % (non-corporate shareholder)	Dividend Received Deduction % (corporate shareholders)	Long-Term Capital Gain Distributions ($)
AIO	19.36%	17.76%	$87,317
NCV	13.58	13.58	—
NCZ	15.04	15.04	—
ACV	7.31	7.35	9,402
NFJ	54.06	58.08	67,070
NIE	9.10	9.27	23,620

CERTIFICATION
Each Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. Each Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of each Fund. Registered holders will be automatically placed in the Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that each Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by each Fund’s Board. You may obtain a description of these procedures, along with information regarding how each Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.
ADDITIONAL INFORMATION
Since January 31, 2025:(i) there have been no material changes in the Funds’ investment objectives or policies that have not been approved by the shareholders;(ii) there have been no changes in the Funds’ charters or by-laws that would delay or prevent a change in control of the Funds’ which have not been approved by the shareholders;(iii) there have been no material changes in the principal risk factors associated with an investment in a Fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of AIO. On August 26, 2025, NFJ announced that Thomas Oliver, CFA, CPA, was no longer a portfolio manager of the Fund. On September 26, 2025, NCV, NCZ, ACV, and NIE announced that K. Matthew Axline, CFA, was added as a portfolio manager.
Additional information relating to the Funds’ trustees and officers, and other information found elsewhere in this annual report, may be requested by contacting the Funds’ at the address provided on the back cover of this report.

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND (AIO)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation.
Principal Strategies: Under normal market conditions, the Fund seeks to achieve its investment objective by investing across the capital structure in companies across a broad range of industries and technologies positioned to benefit from the evolution and disruptive power of artificial intelligence and other new technologies. The Fund seeks to invest in companies, across a wide range of industries and market capitalizations, that produce, design or market artificial intelligence technologies or other new technologies, use artificial intelligence or other new technologies in their product development or operations or are expected to benefit significantly from artificial intelligence or other new technologies and related developments.
Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a combination of convertible securities, equity securities, and debt and other income producing instruments. The Fund attempts to reduce the risk of capital loss through, among other things, independent credit analysis focused on downgrade and default risks and the implementation of a clearly defined sell discipline strategy. The Fund normally does not invest more than 20% of its managed assets in income producing securities (such limit does not apply to convertible securities).
The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of securities issued by artificial intelligence companies and in other companies that stand to benefit from artificial intelligence and other technology opportunities. The Fund considers artificial intelligence to mean the use of systems or other technologies able to either perform tasks that normally involve human intelligence, such as visual perception, speech recognition and decision-making, or leverage data-driven insights to deliver new solutions.
Under normal circumstances, at least 15% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in artificial intelligence companies. The Fund normally invests at least 30% of its managed assets in convertible securities. The Fund does not normally invest more than 20% of its managed assets in high yield securities (such limit does not apply to convertible securities). The Fund normally invests at least 30% of its managed assets in equity securities. The Fund does not normally invest more than 30% of its managed assets in securities of foreign issuers.
Leverage. The Fund currently does, but is not required to, maintain leverage in the form of indebtedness.
Principal Risks:
Artificial Intelligence-Related Companies: Companies involved in, or exposed to, artificial intelligence-related businesses may have limited product lines, markets, financial resources and/or personnel. These companies typically face intense competition and potentially rapid product obsolescence and depend significantly on consumer preference and demand. These companies are also heavily dependent on intellectual property rights and may be adversely impacted by the loss or impairment of such rights. There can be no assurance that these companies will be able to successfully protect their intellectual property rights to prevent the misappropriation of their technology or that competitors will not develop technology that is substantially similar or superior to their technology. Legal and regulatory changes, particularly those related to information privacy and data protection, may have a negative impact on an artificial intelligence company’s products or services. Artificial intelligence companies often spend significant amounts of resources on research and development, and there is no guarantee that the products or services they produce will be successful. Artificial intelligence companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The artificial intelligence companies in which the Fund may invest may not be identified by or widely known for any particular artificial intelligence product or service, but rather use artificial intelligence in their product development or deployment or are expected to benefit substantially from artificial intelligence and related developments.
Technology-Related: Funds that make significant investments in the technology sectors will be subject to risks particularly affecting technology or technology-related companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility, limited operating histories and management experience, and patent and other intellectual property considerations.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Lower-rated Securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND (AIO)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Sector Focused Investing: Events negatively affecting a particular market sector in which the portfolio focuses its investments may cause the value of the portfolio to decrease.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
Limited Term: The Fund will terminate on or around October 29, 2031 absent Trustee and shareholder approval to amend the limited term provision of the Fund’s Amended and Restated Agreement and Declaration of Trust, as provided therein. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Managed Distribution Plan: The Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution at the rate of $0.15 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.

CONVERTIBLE & INCOME FUND (NCV)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income.
Principal Strategies: In selecting investments for the Fund, Voya IM attempts to identify issuers that successfully adapt to change. Voya IM uses traditional credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. Voya IM attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. Voya IM’s sell discipline is clearly defined and designed to drive the Fund’s portfolio continually toward strength, taking into account factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities and a decline in industry fundamentals.
Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The portion of the Fund’s assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund’s investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities.
The Fund may invest up to 20% of its total assets in securities other than convertible securities and non-convertible income-producing securities.
The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries.
Leverage. The Fund currently does, but is not required to, maintain leverage in the form of cumulative preferred shares, mandatory redeemable preferred shares and indebtedness.
Principal Risks:
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Lower-rated Securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

CONVERTIBLE & INCOME FUND (NCV)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.

CONVERTIBLE & INCOME FUND II (NCZ)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income.
Principal Strategies: In selecting investments for the Fund, Voya IM attempts to identify issuers that successfully adapt to change. Voya IM uses traditional credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. Voya IM attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. Voya IM’s sell discipline is clearly defined and designed to drive the Fund’s portfolio continually toward strength, taking into account factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities and a decline in industry fundamentals.
Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The portion of the Fund’s assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund’s investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities.
The Fund may invest up to 20% of its total assets in securities other than convertible securities and non-convertible income-producing securities.
The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries.
Leverage. The Fund currently does, but is not required to, maintain leverage in the form of cumulative preferred shares, mandatory redeemable preferred shares and indebtedness.
Principal Risks:
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Lower-rated Securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

CONVERTIBLE & INCOME FUND II (NCZ)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.

DIVERSIFIED INCOME & CONVERTIBLE FUND (ACV)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss.
Principal Strategies:
Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a combination of convertible securities, debt and other income-producing instruments and common stocks and other equity securities. It is expected that substantially all of the Fund’s debt instruments and  a substantial portion of its convertible securities will consist of securities rated below investment grade or unrated but determined by Voya IM to be of comparable quality (sometimes referred to as “high yield securities” or “junk bonds”). The allocation of the Fund’s investments across these asset classes will vary from time to time, based upon the portfolio managers’ assessment of economic conditions and market factors, including equity price levels, interest rate levels and their anticipated direction, such that an asset class may be more heavily weighted in the Fund’s portfolio than the other classes at any time and from time to time, and sometimes to a substantial extent. The Fund also expects to normally employ a strategy of writing (selling) covered call options on the stocks held in the equity portion of the portfolio. The Fund may write covered call options on approximately 30% to 80% of the Fund’s common stocks from time to time, depending on market conditions, with respect to up to approximately 70% of the value of each position.
The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of convertible securities, income-producing equity securities and income-producing debt and other instruments of varying maturities. For purposes of this policy, “income-producing equity securities” include, among other instruments, dividend-paying common and preferred stocks.
The Fund will normally invest at least 50% of its managed assets in convertible securities.
The Fund currently does, but is not required to, maintain leverage in the form of indebtedness and issued debt securities.
Principal Risks:
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Lower-rated Securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.

DIVERSIFIED INCOME & CONVERTIBLE FUND (ACV)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Limited Term: The Fund will terminate on the first business day following the fifteenth anniversary of the effective date of its registration statement, May 22, 2030, absent Trustee and shareholder approval to amend the limited term provision of the Fund’s Amended and Restated Agreement and Declaration of Trust, as provided therein. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.
Option Strategy: The ability of the Fund to achieve current gains to support Fund dividends is partially dependent on the successful implementation of its strategy of writing covered call options on a portion of its portfolio securities. There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Managed Distribution Plan: The Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution at the rate of $0.18 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (NFJ)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation.
Principal Strategies: The Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying common stocks (the “Equity Component”) and income-producing convertible securities (the “Convertible Component”). The Fund employs a strategy of writing (selling) call options on equity indexes such that the underlying value of the indexes is within a range of approximately 75% to 100% of the net asset value of the Equity Component under normal market conditions, subject to future fluctuations in the assets attributable to the Equity Component.
On an annual basis, if the allocation of the Fund’s assets falls outside the ranges of 70% to 80% for the Equity Component and 20% to 30% for the Convertible Component, the Fund’s subadvisers will cause a rebalancing of the Fund’s portfolio such that each Component’s allocation is adjusted back to a point within its range in relative percentages determined by the subadvisers. In addition, the subadvisers may, but are not required to, cause the Fund to rebalance the Components to any point within their respective ranges at any time during the course of a year. The weighting of the Components may otherwise vary significantly from the enumerated ranges from time to time.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities and other instruments that provide dividends, interest or option premiums. The Equity Component will ordinarily consist principally of dividend-paying common stocks, but may also include preferred stocks and dividend-paying real estate investment trusts. The Convertible Component will ordinarily consist of convertible securities, including synthetic convertible securities, and may include convertible securities that are of below investment grade quality.
The Fund may invest up to 10% of its total assets in securities issued by master limited partnerships (“MLPs”).
Principal Risks:
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Lower-rated Securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Option Strategy: The ability of the Fund to achieve current gains to support Fund dividends is partially dependent on the successful implementation of its strategy of writing covered call options on equity indexes. There are several risks associated with transactions in options on indexes. As the writer of a call option, the Fund retains the risk of loss should the price of the underlying index decline.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (NFJ)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
MLPs and MLP Affiliates: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital and conflicts of interest with the general partner. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units.
Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.
The performance of securities issued by MLP affiliates, including MLP I-Shares and common shares of corporations that own general partner interests, primarily depend on the performance of an MLP. As such, results of operations, financial condition, cash flows and distributions for MLP affiliates primarily depend on an MLP’s results of operations, financial condition and cash flows. The risks and uncertainties that affect the MLP, its results of operations, financial condition, cash flows and distributions also affect the value of securities held by the MLP affiliates. Securities of MLP I-Shares may trade at a market price below that of the MLP affiliate and may be less liquid than securities of their MLP affiliate.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Managed Distribution Plan: The Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a quarterly distribution at the rate of $0.28 per share for distributions after March 1, 2024; prior to March 1, 2024, the rate for NFJ was $0.245 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.

EQUITY & CONVERTIBLE INCOME FUND (NIE)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s investment objective is to seek total return comprised of capital appreciation, current income and gains.
Principal Strategies: The Fund pursues its investment objective by investing in a diversified portfolio of equity securities (the “Equity Component”) and income-producing convertible securities (the “Convertible Component”). The Fund also employs a strategy of writing (selling) call options on the stocks held in the Equity Component as well as on equity indexes, generally with respect to up to approximately 70% of the value of the securities in the Equity Component. The extent of the Fund’s use of this options strategy will vary depending on market conditions and other factors, and the Fund may determine from time to time to write call options on only a portion, or none, of the stocks in the Equity Component.
The percentage of the Fund’s total assets represented by each Component is expected to vary based on relative investment performance and the subadviser’s views regarding market conditions and other factors. The Fund expects that each Component will generally vary within the following ranges: 40% to 80% for the Equity Component and 20% to 60% for the Convertible Component. The risk/return profile of the Fund (taken as a whole) will vary according to the level of total assets allocated to each Component. The subadviser will normally attempt to maintain the portfolio of the Convertible Component with an average credit quality that is investment grade.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of equity securities and income-producing convertible securities.
The Fund may also invest up to 20% of its total assets in non-convertible income-producing securities.
Principal Risks:
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Lower-rated Securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Option Strategy: The ability of the Fund to achieve current gains to support Fund dividends is partially dependent on the successful implementation of its strategy of writing covered call options on a portion of its portfolio securities. There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.

EQUITY & CONVERTIBLE INCOME FUND (NIE)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Managed Distribution Plan: The Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a quarterly distribution at the rate of $0.50 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.

VIRTUS CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN (Unaudited)
Holders of common shares of beneficial interest (the “Common Shares”) of each of the Virtus-sponsored closed-end investment companies listed on Appendix A [which covers all the funds included in this report] hereto, as it may be amended from time to time (each a “Fund”), whose Common Shares are registered with the Agent (as defined below) (the “Registered Common Shareholders” or “Shareholders”), will automatically be enrolled (those so enrolled, the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows with respect to each such Fund:
1.THE PLAN AGENT. Computershare Trust Company, N.A. (the “Agent”) will act as Agent for each Participant. The Agent will open an account for each Participant under the Plan with respect to the Fund in the same name in which his or her outstanding Common Shares of the Fund are registered with the Agent.
2. AUTOMATIC REINVESTMENT FOR PARTICIPANTS / CASH OPTION ELECTION. On behalf of each Participant, the Agent will automatically reinvest each Fund’s distributions of income, capital gains and returns of capital (together, “Distributions”) in Common Shares as described herein as of the first record date for a Distribution by the Fund to shareholders following the date on which the Participant becomes a shareholder of record of the Fund. In accordance with the foregoing, each Registered Common Shareholder will have all Distributions on his or her Common Shares automatically reinvested in additional Common Shares, unless such Shareholder elects to not be a Participant in the Plan and to receive such Distributions in cash. Registered Common Shareholders who wish to receive Distributions in cash, whether following his or her initial purchase of Common Shares or after having been a Participant in the Plan for some period, should so notify the Agent online at www.computershare.com/investor, by writing to the Agent at P.O. Box 43078, Providence, RI 02940-3078, by calling (866) 270-7788 or (413) 775-6091 or, as applicable, by completing and returning the transaction form attached to each Plan statement, as specified and in accordance with Section 13 hereof.
3. MARKET PREMIUM ISSUANCES. With respect to each Participant, if on the payment date for a Distribution, the net asset value per Common Share of the Fund is equal to or less than the market price per Common Share plus estimated brokerage commissions, the Agent shall cause the Distribution to be invested by receiving newly issued Common Shares (“Additional Common Shares”), including fractions, from the Fund for each Participant’s account. The number of Additional Common Shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.
4. MARKET DISCOUNT PURCHASES. With respect to each Participant, and except as provided below, if the net asset value per Common Share of the Fund exceeds the market price per Common Share plus estimated per share fees (which include any applicable brokerage commissions the Agent is required to pay) on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on such Participant’s Common Shares to purchase Common Shares of the Fund on the open market. Such market purchases will commence on or shortly after the payment date for such Distribution and the Agent shall complete such purchases not more than thirty (30) calendar days after such Distribution payment date, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If the Agent is unable to invest the full amount of a Distribution through open market purchases pursuant to this Section 4, or, if before the Agent has completed the open market purchases, the market price per Common Share of the Fund plus estimated per share fees exceeds the net asset value per Common Share as of the last business day immediately prior to the purchase date (the “prior business day”), the Agent shall cause the remainder of the Distribution to be invested by receiving Additional Common Shares, including fractions, from the Fund for each Participant’s account, the number of which shall be determined by dividing the dollar amount of the remainder (i.e., the uninvested portion) of the Distribution by the greater of
(i) the net asset value per Common Share on the prior business day, or (ii) 95% of the market price per Common Share on the prior business day (which, in either case, may be a price greater or lesser than the net asset value per Common Share on the payment date for the applicable Distribution). Participants should note that they will not be able to instruct the Agent to purchase Common Shares at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.
The Agent may commingle all Participants’ amounts to be used for open market purchases of the Fund’s Common Shares. The weighted average price of all Common Shares purchased on the open market by the Agent as Agent and/or issued by the Fund pursuant to Section 3 shall be the price per Common Share allocable to each Participant.
5. VALUATION. The market price of Common Shares of a Fund on a particular date shall be the last sales price on the securities exchange where the Common Shares are listed on that date (the “Exchange”), or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations on such Exchange on such date will be used. The net asset value per Common Share on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund in accordance with the Fund’s current policies.
6. SAFEKEEPING. In order to protect against loss, theft or destruction, if Participants hold Common Shares registered in their own names in certificate form, Participants may deposit such Common Shares into their Plan accounts. Certificates, along with a letter of instruction, should be sent to the Agent by registered mail and properly insured. Participants should not endorse their certificates. There are no fees for this service.
7. TAXATION. The automatic reinvestment of Distributions does not relieve Participants of any taxes which may be payable on Distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.
8. LIABILITY OF AGENT. The Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under these terms and conditions and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase or sell Common Shares within the time period specified herein, or with the timing of any purchases or sales effected. The Agent shall have no responsibility for the value of Common Shares acquired. The Agent may commingle Participants’ funds.

VIRTUS CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN (Unaudited) (Continued)
9. RECORDKEEPING. The Agent may hold each Participant’s Common Shares acquired pursuant to the Plan together with the Common Shares of other Registered Common Shareholders of the Fund acquired pursuant to the Plan in non- certificated form in the Agent’s name or that of the Agent’s nominee. Distributions on fractional shares will be credited to each Participant’s account. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable,. Participants may request to sell a portion of the Common Shares held by the Agent in their Plan accounts online, by calling the Agent, by writing to the Agent, or by completing and returning the transaction form attached to each Plan statement as specified above. The Agent will sell such Common Shares through a broker-dealer selected by the Agent within five (5) business days of receipt of the request assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral of the sale is required under applicable federal or state laws or regulations). The sale price, which will not be determined until such time as the broker-dealer completes the sale, will equal the weighted average price of all Common Shares sold through the Plan on the day of the sale, less per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. As an alternative to selling Common Shares through the Agent, a Participant may request that the Agent electronically transfer his or her Common Shares to his or her brokerage account in applicable circumstances. Any share dividends or split shares distributed by the Fund on Common Shares held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Common Shareholders rights to purchase additional Common Shares, the Common Shares held for each Participant under the Plan will be added to other Common Shares held by the Participant in calculating the number of rights to be issued to each Participant.
10. PROXY MATERIALS. The Agent will forward to each Participant any proxy solicitation material it receives with respect to the Common Shares in the Participant’s Plan account. The Agent will vote any Common Shares held for a Participant first in accordance with the instructions set forth on proxies returned by such Participant to the Fund, and then with respect to any proxies not returned by such Participant to the Fund, in the same proportion as the Agent votes the proxies returned by the Participants to the Fund.
11. BROKERS, NOMINEE HOLDERS, ETC. In the case of Registered Common Shareholders such as a broker, bank or other nominee that holds Common Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Common Shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If a beneficial owner’s broker, bank or other nominee who is the record shareholder for the beneficial owner’s Common Shares is not a Registered Common Shareholder (i.e., the Common Shares are not registered with the Agent), neither the nominee nor the beneficial owner will be a Participant under the Plan and have Distributions automatically reinvested by the Agent (although the broker, bank or other nominee may offer other dividend reinvestment programs independent from this Plan). If a beneficial owner of Common Shares wishes to participate in the Plan, but his or her broker, bank or other nominee is unable or unwilling to become a Registered Common Shareholder and a Participant on behalf of the beneficial owner, the beneficial owner may request that the broker, bank or other nominee arrange to have all or a portion of his or her Common Shares re- registered with the Agent in the name of the beneficial owner, such that the beneficial owner becomes a Registered Common Shareholder and, as such, would be enrolled as a Participant in the Plan unless he or she elects otherwise in accordance with the terms hereof. Participants whose Common Shares are registered in the name of one nominee firm may not be able to transfer the Common Shares to another nominee firm and continue to participate in the Plan.
12. FEES. The Agent’s service fee for handling Distributions will be paid by the Fund. Each Participant will be charged per share fees (currently $0.02 per share) on all open-market purchases. If a Participant elects to have the Agent sell part or all of his or her Common Shares and remit the proceeds, such Participant will be charged per share fees (currently $0.02 per share). Per share fees include any applicable brokerage commissions the Agent is required to pay. The Participant will not be charged any other fees for this service.
13. TERMINATION IN THE PLAN / NOTIFICATION OF ELECTION TO RECEIVE CASH DISTRIBUTIONS. Each Registered Common Shareholder may elect to receive Distributions from a Fund in cash and, if a Participant in the Plan, to disenroll from and terminate his or her account under the Plan, by notifying the Agent online at www.computershare.com/investor, by writing to the Agent at P.O. Box 43078 Providence, RI 02940-3078, by calling (866) 270-7788 or (413) 775-6091 or by completing and returning the transaction form attached to each Plan statement. Any such written notification must be in proper order and duly executed by the Participant and any notification online or by telephone must be in accordance with such reasonable requirements as the Agent and the Fund may agree. If the Agent receives your request to discontinue Distribution reinvestment on or after the record date for the Fund’s next Distribution, the Agent may either pay the Distribution in cash or reinvest it on the next investment date on the Registered Common Shareholder’s behalf. If reinvested, the Agent may sell the Common Shares purchased and send the proceeds less any applicable fees. The Plan may be terminated for a Fund by the Agent or the Fund upon notice in writing mailed to each Participant at least thirty (30) calendar days prior to the effective date of the termination. Upon any termination, the Agent will arrange to deposit all full Common Shares held for each Participant into his or her account, where they will be held in book-entry by the Agent. A cash adjustment will be made for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him or her less any applicable fees. If preferred, a Participant may request the sale of all full and fractional Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan in accordance with Section 9 hereof. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name with the Agent, he or she may re-enroll in the Plan at any time by notifying the Agent online at www.computershare.com/investor, by writing to the Agent at P.O. Box 43078 Providence, RI 02940-3078 or by calling (866) 270-7788 or (413) 775-6091.
14. AMENDMENT OF THE PLAN. These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least thirty (30) calendar days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund. Upon any such appointment of a successor Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all Distributions payable on Common Shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

VIRTUS CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN (Unaudited) (Continued)
15. APPLICABLE LAW. These terms and conditions shall be governed by the laws of The Commonwealth of Massachusetts.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited)
The Board of Trustees (the “Board”) of Virtus Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus Convertible & Income Fund (“NCV”), Virtus Convertible & Income Fund II (“NCZ”), Virtus Diversified Income & Convertible Fund (“ACV”), Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”), and Virtus Equity & Convertible Income Fund (“NIE”) (each a “Fund” and, collectively, the “Funds”) is responsible for determining whether to approve the continuation of each investment advisory agreement (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”) between each Fund and Virtus Investment Advisers, LLC (“VIA”) and each subadvisory agreement (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) (together with the Advisory Agreements, the “Agreements”) among each Fund, VIA and Voya Investment Management Co. LLC (“Voya”), with respect to AIO, NCV, NCZ, ACV and NIE and among VIA, Voya and NFJ Investment Group, LLC (“NFJ Investment Group”) with respect to NFJ (each of Voya and NFJ Investment Group, a “Subadviser” and collectively, the “Subadvisers”). At meetings held on August 27, 2025, October 30, 2025, and November 17-18, 2025 (collectively, the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement, as further discussed below. The Agreements were approved at the November 17-18, 2025 meeting.
In connection with the approval of the Agreements, the Independent Trustees and independent legal counsel requested and evaluated information provided by VIA and each Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results, compliance reports, and periodic presentations from the Subadvisers with respect to the Fund(s) they manage. The Board noted the affiliation of NFJ Investment Group with VIA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. Prior to the Meetings, the Independent Trustees met with their independent legal counsel to evaluate information provided by management. For each Agreement, the Board considered each of the relevant factors with respect to the applicable Fund and its shareholders. The Independent Trustees also submitted written information requests to VIA and the Subadvisers and considered the responses provided. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the renewal of the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including but not limited to: (a) the nature, extent and quality of the services provided to the Fund by VIA and each of the Subadvisers; (b) the performance of the Fund as compared to an appropriate peer group, an appropriate index and comparable funds/accounts; (c) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s advisory fee rates and total expenses with those of a group of funds with similar investment strategies; (d) the profitability of VIA under the Advisory Agreement; (e) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the applicable Subadviser’s relationship with the Fund); (f) fees paid to VIA and the Subadvisers by comparable funds/accounts, as applicable; (g) possible conflicts of interest; and (h) the terms of the Agreements.
Nature, Extent and Quality of Services
In response to the Independent Trustees’ request, the Trustees received in advance of the Meetings information provided by VIA and each Subadviser, including completed questionnaires concerning a number of topics, including, among other items, such company’s investment philosophy, investment process and strategies, resources and personnel, operations, compliance structure and procedures, and overall performance. In considering the Advisory Agreement with VIA, the Board considered that VIA is responsible for management of the Funds’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining, or replacing subadvisers, subject to shareholder approval, as applicable. In considering the Advisory Agreement with VIA, the Board considered VIA’s process for supervising and managing the Funds’ subadvisers, including (a) VIA’s ability to select and monitor subadvisers; (b) VIA’s ability to provide the services necessary to monitor a subadviser’s compliance with the applicable Fund’s respective investment objectives, policies and restrictions, as well as provide other oversight activities, including with respect to Fund performance, monitoring of each Fund’s discount or premium, distribution rates, and leverage

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
levels (as applicable); and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel, including in managing each Fund’s respective leverage arrangements (as applicable); (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative, including certain transfer agency services, and other services provided by VIA and its affiliates to the Funds; (e) VIA’s supervision of the Funds’ other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Funds. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties to the Funds and other funds managed by VIA through Board meetings, discussions and reports during the preceding year, as well as information from the Funds’ Chief Compliance Officer regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the respective Fund’s investment policies and procedures, and compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and each Subadviser’s management of the respective Fund(s) is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies, and restrictions set forth in the Fund’s prospectuses and statements of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Fund(s); (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and use of soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Fund(s).
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report for the Funds prepared by Broadridge (“Broadridge” and the “Broadridge Report”), an independent third-party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented each Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”), as selected by Broadridge, and relevant indexes. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions and other factors on each Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Funds’ performance results and portfolio composition, as well as each Subadviser’s investment strategy(ies). The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to each Fund. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Funds. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Fund.
The Board considered, among other performance data, including the performance of comparable funds/accounts managed by the Adviser and Subadviser, if any, the information set forth below with respect to the performance of each Fund for the period ended March 31, 2025. The Board also reviewed comparisons of each Fund’s management fee and total expense levels to those of its peer universe as of April 30, 2025 when considering Fund performance.
AIO. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund underperformed its benchmark for the 1- and 3-year periods and outperformed its benchmark for the 5-year period. The Board also noted that the Fund outperformed the median of its Performance Universe for the quarter ended March 31, 2025, and that the Fund underperformed its benchmark for the quarter ended March 31, 2025.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
The Board also noted that the Fund’s performance was in the second quintile of the Performance Universe for the 1-year period and considered the Fund’s ranking within the smaller group of peer funds chosen by Broadridge for the 3- and 5-year periods.
NCV. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-year period and underperformed the median of its Performance Universe for the 3-, 5-, and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed both the median of its Performance Universe and its benchmark for the quarter ended March 31, 2025.
The Board also noted that the Fund’s performance was in the third quintile of the Performance Universe for the 1-, 3-, and 5-year periods and the fifth quintile of the Performance Universe for the 10-year period.
NCZ. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-year period and underperformed the median of its Performance Universe for the 3-, 5-, and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed both the median of its Performance Universe and its benchmark for the quarter ended March 31, 2025.
The Board also noted that the Fund’s performance was in the third quintile of the Performance Universe for the 1-, 3-, and 5-year periods and the fifth quintile of the Performance Universe for the 10-year period.
ACV. The Board noted that the Fund underperformed both the median of its Performance Universe and its benchmark for the 1-year and 3-year periods and outperformed both the median of its Performance Universe and its benchmark for the 5-year period. The Board also noted that the Fund underperformed both the median of its Performance Universe and its benchmark for the quarter ended March 31, 2025.
The Board also noted that the Fund’s performance was in the fourth quintile of the Performance Universe for the 1- and 3-year periods and the first quintile of the Performance Universe for the 5-year period.
NFJ. The Board noted that the Fund underperformed both the median of its Performance Universe and its benchmark for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed both the median of its Performance Universe and its benchmark for the quarter ended March 31, 2025.
The Board also noted that the Fund’s performance was in the fifth quintile of the Performance Universe for the 1- and 3-year periods and the fourth quintile of the Performance Universe for the 5- and 10-year periods.
NIE. The Board noted that the Fund underperformed the median of its Performance Universe for 1-, 3-, and 5- year periods and that the Fund’s performance was equal to the median of its Performance Universe for 10-year period. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed the median of its Performance Universe for the quarter ended March 31, 2025, and that the Fund outperformed its benchmark for the quarter ended March 31, 2025.
The Board considered the Fund’s ranking with the smaller group of peer funds chosen by Broadridge for each of the 1-, 3-, 5-, and 10-year periods.
The Board also considered management’s discussion about the reasons for each applicable Fund’s performance relative to its peer group and benchmark, including the reasons discussed for any underperformance and/or actions taken to address the underperformance. The Board also considered management’s discussion of any limitations on the comparability of the peer funds presented, if applicable. The Board also considered the distribution rates for each Fund relative to peers. After reviewing these and related factors, the Board concluded that each Fund’s overall performance was satisfactory.
Management Fees and Total Expenses
The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s management fee and total expense level, before and after investment related expenses, to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, most favorable in these expense component rankings, and fifth being highest and, therefore, least favorable in these expense component rankings). In comparing each Fund’s management fee to that of comparable industry peer funds, the Board noted that in the materials presented by management such fee was comprised of advisory and administration fees. The Board also noted that each Fund had an expense limitation agreement in place to limit the total expenses incurred by the Fund and its shareholders. The Board also noted that any subadvisory fees were paid by

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
VIA out of its advisory fees rather than paid separately by the Funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of a subadvisory fee.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
AIO. The Board considered that the Fund’s net management fee was in the 4th quintile of its Expense Universe and net total expenses were in the 3rd quintile of its Expense Universe. The Board also considered that the Fund’s management fee was above the median of the Expense Universe and total expenses, including investment related expenses, were below the median of the Expense Universe.
NCV. The Board considered that the Fund’s net management fee was in the 2nd quintile of its Expense Universe and net total expenses were in the 1st quintile of its Expense Universe. The Board also considered that the Fund’s management fee was above the median of the Expense Universe and total expenses, including investment related expenses, were equal to the median of the Expense Universe.
NCZ. The Board considered that the Fund’s net management fee was in the 2nd quintile of its Expense Universe and net total expenses were in the 1st quintile of its Expense Universe. The Board also considered that the Fund’s management fee was above the median of the Expense Universe and total expenses, including investment related expenses, were below the median of the Expense Universe.
ACV. The Board considered that the Fund’s net management fee was in the 5th quintile of its Expense Universe and net total expenses were in the 4th quintile of its Expense Universe. The Board also considered that the Fund’s management fee was above the median of the Expense Universe and total expenses, including investment related expenses, were equal to the median of the Expense Universe.
NFJ. The Board considered that the Fund’s net management fee was in the 1st quintile of its Expense Universe and net total expenses were in the 2nd quintile of its Expense Universe. The Board also considered that the Fund’s management fee was above the median of the Expense Universe and net total expenses were below the median of the Expense Universe.
NIE. The Board considered that the Fund’s net management fee was in the 1st quintile of its Expense Universe and net total expenses were in the 1st quintile of its Expense Universe. The Board also considered that the Fund’s management fee and net total expenses were both below the median of the Expense Universe.
The Board took into consideration management’s discussion of Fund expenses.
Profitability
The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a fund-by-fund basis, of VIA for its management of the Funds, as well as its profits and those of its affiliates for managing and providing other services to the Funds, such as administrative services provided to the Funds by VIA’s affiliates. In addition to the fees paid to VIA and its affiliates, including the Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationships with the Funds. The Board reviewed the methodology used to allocate costs to each Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results.
In considering the profitability to the Subadvisers in connection with their relationships to the Funds, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the Subadvisers and the profitability to the Subadvisers, the Board noted that: (i) because NFJ Investment Group is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA; and (ii) with respect to Voya, the unaffiliated Subadviser, the Board relied on the ability of VIA to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
Economies of Scale
The Board received and discussed information concerning whether VIA realizes economies of scale as the Funds’ assets grow. The Board noted that expense limitation agreements would expire as of January 31, 2026. The Board also took into account management’s discussion of the Funds’ advisory fee and subadvisory fee structure. The Board also took into account the current sizes of the Funds, among other factors. The Board noted that VIA and the Funds may realize certain economies of scale if the assets of the Funds were to increase due to, for example, growth of assets based on performance, the use of leverage, or an offering, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.
With respect to whether the Subadvisers would realize economies of scale as the Funds’ assets grow, the Board noted that because the subadvisory fee rate paid by VIA to each Subadviser was a percentage of the net advisory fee, any increase in the amount of the advisory fee due to an increase in Fund assets and any decrease in the amount of the advisory fee due to a decrease in Fund assets would affect the subadvisory fees paid to the Subadvisers. As a result, the Board concluded that the Subadvisers would share in any economies of scale realized by VIA.
Other Factors
The Board considered other benefits that may be realized by VIA and each Subadviser and their respective affiliates from their relationships with the applicable Fund(s). The Board noted that an affiliate of VIA provides administrative services to the Funds. The Board noted management’s discussion of the fact that, while the NFJ Investment Group is an affiliate of VIA, there are no other direct benefits received by NFJ Investment Group or VIA in providing investment advisory services to the Fund(s), other than the fees to be earned under the applicable Agreement(s).
The Board considered that there may be certain indirect or ancillary benefits which may accrue to VIA, the Subadvisers and their affiliates, including (but not limited to): (a) the ability to leverage relationships with service providers to obtain more favorable terms or rates, (b) reputational benefits, (c) the receipt of research products and services acquired through commissions paid on portfolio transactions, and (d) the potential to attract other business.
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that continuation of each Agreement was in the best interests of each applicable Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to each Fund.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees/Directors and Officers of the Funds as of the date of the issuance of this report is set forth below. The address of each individual, unless otherwise noted, is c/o the respective Fund, One Financial Plaza, Hartford, CT 06103.
Independent Trustees(1)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2023 (AIO, NFJ and NIE) 2024 (NCV, NCZ and ACV) 96 Portfolios
Private investor (since 2009). Formerly, President and
Chief Executive Officer, BlackRock U.S. Funds (2007 to
2009); Managing Director, BlackRock, Inc. (2006 to
2009); and Managing Director, Merrill Lynch Investment
Managers (1990 to 2006).

Director (2014 to 2021), Duff & Phelps Utility and
Corporate Bond Trust Inc.; Director (since 2011), Avista
Corp. (energy company); Trustee (2010 to 2014),
Goldman Sachs Fund Complex; and Director (2006 to
2010), BlackRock Luxembourg and Cayman Funds.

Cogan, Sarah E. YOB: 1956 Served Since: 2019 (all Funds) 86 Portfolios
Retired Partner, Simpson Thacher & Bartlett LLP
(“STB”) (law firm) (since 2019); Director, Girl Scouts of
Greater New York (since 2016); Trustee, Natural
Resources Defense Council, Inc. (since 2013); and
formerly, Partner, STB (1989 to 2018).
Trustee (since 2019), PIMCO Closed-End Funds* (26 portfolios).
Drummond, F. Ford YOB: 1962 Served Since: 2015 (NIE, NFJ, ACV, NCV and NCZ) 2019 (AIO) 86 Portfolios	President (since 1998), F.G. Drummond Ranches, Inc.; Formerly, Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Director (since 2011), Bancfirst Corporation.
McDaniel, Connie D. YOB: 1958 Served Since: 2023 (all Funds) 93 Portfolios
Retired (since 2013). Vice President, Chief of Internal
Audit, Corporate Audit Department (2009 to 2013); Vice
President Global Finance Transformation (2007 to
2009); and Vice President and Controller (1999 to
2007), The Coca-Cola Company.

Director (since 2019), Global Payments Inc.;
Chairperson (since 2021), Governance & Nominating
Committee, Global Payments Inc; Director (since 2021),
North Florida Land Trust; Director (2014 to 2019), Total
System Services, Inc.; Member (2011 to 2022) and
Chair (2014 to 2016), Georgia State University,
Robinson College of Business Board of Advisors; and
Trustee (2005 to 2017), RidgeWorth Funds.

Walton, R. Keith YOB: 1964 Served Since: 2022 (AIO, NCV, ACV and NIE) 2023 (NCZ and NFJ) 93 Portfolios
Senior Adviser (since 2022), Brightwood Capital LLC;
Venture and Operating Partner (2020 to 2021), Plexo
Capital, LLC; Venture Partner (2019 to 2021) and Senior
Adviser (2018 to 2019), Plexo, LLC; and Partner (since
2006), Global Infrastructure Partners. Formerly,
Managing Director (2020 to 2021), Lafayette Square
Holding Company LLC; Senior Adviser (2018 to 2019),
Vatic Labs, LLC; Executive Vice President, Strategy
(2017 to 2019), Zero Mass Water, LLC; and Vice
President, Strategy (2013 to 2017), Arizona State
University.

Director (since 2017), certain funds advised by
Bessemer Investment Management LLC (9 portfolios);
Director (2006 to 2019), Systematica Investments
Limited Funds; Director (2006 to 2017), BlueCrest
Capital Management Funds; and Trustee (2014 to
2017), AZ Service.

Zino, Brian T. YOB: 1952 Served Since: 2022 (all Funds) 86 Portfolios	Retired. Various roles at J. & W. Seligman & Co. Incorporated (1982 to 2009), including President (1994 to 2009).
Trustee (since 2011), Bentley University; Director (1986
to 2009) and President (1994 to 2009), J&W Seligman
Co. Inc.; Director (1998 to 2009), Chairman (2002 to
2004) and Vice Chairman (2000 to 2002), ICI Mutual
Insurance Company; and Member, Board of Governors
of ICI (1998 to 2008).

(1) “Independent Trustees” are those Trustees who are not “interested persons”, (as defined in Section 2(a)(19) of the 1940 (Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.
* PIMCO Closed-End Funds are not part of the Virtus’ Fund Complex: PCM Fund, Inc.; PIMCO Access Income Fund; PIMCO California Flexible Municipal Income Fund; PIMCO California Municipal Income Fund; PIMCO Corporate & Income Strategy Fund; PIMCO Corporate & Income Opportunity Fund; PIMCO Dynamic Income Fund; PIMCO Dynamic Income Opportunities Fund; PIMCO Dynamic Income Strategy Fund; PIMCO Flexible Credit Income Fund; PIMCO Flexible Emerging Markets Income Fund; PIMCO Flexible Municipal Income Fund; PIMCO Global StocksPLUS® & Income Fund; PIMCO High Income Fund; PIMCO Income Strategy Fund; PIMCO Income Strategy Fund II; PIMCO Managed Accounts Trust (5 portfolios); PIMCO Municipal Income Fund II; PIMCO New York Municipal Income Fund II; and PIMCO Strategic Income Fund, Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee, President, and Chief Executive Officer YOB: 1964 Served Since: 2021 (all Funds) 111 Portfolios
Director, President and Chief
Executive Officer (since 2008),
Virtus Investment Partners, Inc.
and/or certain of its subsidiaries;
and various senior officer
positions with Virtus affiliates
(since 2005).

Director (since 2023), Stone Harbor Investment Funds plc (9 sub-funds), Stone
Harbor Global Funds plc (2 sub-funds) and Virtus Global Funds ICAV (9 sub-funds); Member (since 2021), Board of Governors of the Investment
Company Institute; and Director (since 2013), Virtus Global Funds, plc (5 sub-funds).

*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2021).
Senior Vice President, Product Development (since 2017), Vice President,
Product Development (2008 to 2017), and various officer positions (since
2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries;
various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Bradley, W. Patrick YOB: 1972	Executive Vice President, Chief Financial Officer and Treasurer (since 2021).
Executive Vice President, Fund Services (since 2016), Senior Vice President,
Fund Services (2010 to 2016) and various officer positions (since 2006), Virtus
Investment Partners, Inc. and/or certain of its subsidiaries; Director (since
2023), Stone Harbor Investment Funds plc and Stone Harbor Global Funds
plc; Director (since 2019), Virtus Global Funds ICAV; Director (since 2013),
Virtus Global Funds, plc; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.;
and Member 2022 to 2025), BNY Mellon Asset Servicing Client Advisory
Board.

Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022) and Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022).	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Fromm, Jennifer YOB: 1973	Vice President, Counsel and Assistant Secretary (since 2024); Vice President, Chief Legal Officer, Counsel and Secretary (2022 to 2024) and Vice President and Assistant Secretary (2021 to 2022).
Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Hackett, Amy YOB: 1968	Vice President and Assistant Treasurer (since 2021).
Vice President (since 2010) and Assistant Vice President (2007 to 2010), Fund
Services, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and
various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Krishnan, Suneeta YOB: 1965	Vice President and Assistant Treasurer (since 2021).
Vice President (since 2017) and Assistant Treasurer (since 2007), Mutual Fund
Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Rahman, Mahmood YOB: 1967	Vice President (since 2024); Assistant Vice President (2021 to 2024).
Vice President (since 2023), Tax Director (since 2020) and Assistant Vice
President Fund Administration, (2020 to 2023), Virtus Investment Partners,
Inc.; Vice President (since 2024) and Assistant Vice President (2021 to 2024)
of various registered funds advised by subsidiaries of Virtus Investment
Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van
Otterloo & Co. LLC (2007 to 2019).

Santoro, Kathryn YOB: 1974	Vice President, Chief Legal Officer, Counsel and Secretary (since 2024).
Vice President and Senior Attorney (since 2024), Virtus Investment Partners,
Inc. and/or certain of its subsidiaries; and various officer positions (since 2024)
of various registered funds advised by subsidiaries of Virtus Investment
Partners, Inc.; Vice President, General Counsel, and Secretary (2021 to 2023),
Anuvu Corp.; Managing Counsel (2016 to 2020), Janus Henderson Investors
and various officer positions of registered funds advised by Janus Henderson
Investors.

Short, Julia R. YOB: 1972	Senior Vice President (since 2021).
Senior Vice President, Product Development (since 2017), Virtus Investment
Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since
2017) of various registered funds advised by subsidiaries of Virtus Investment
Partners, Inc.; and Managing Director, Product Manager, RidgeWorth
Investments (2004 to 2017).

Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).
Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.;
Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.;
Chief Operating Officer (2018 to 2021), Russell Investments; Executive
Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner
and Chief Operating Officer (2004 to 2018), William Blair Investment
Management.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thaker, Nikita K. YOB: 1978	Vice President, Controller and Assistant Treasurer (since 2021).
Vice President (since 2021) and Assistant Vice President (2016 to 2021),
Mutual Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2013) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

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Trustees
Connie D. McDaniel, Chair of the Board of Trustees/Directors
George R. Aylward
Donald C. Burke
Sarah E. Cogan
F. Ford Drummond
R. Keith Walton
Brian T. Zino
Principal Officers
George R. Aylward, President and Chief Executive Officer
Peter J. Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Kathryn L. Santoro, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Nikita Thaker, Vice President, Controller and Assistant Treasurer
Investment Adviser
Virtus Investment Advisers, LLC.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Transfer Agent, Dividend Paying Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
Custodian
The Bank of New York
240 Greenwich Street
New York, NY 10286-1048
Legal Counsel
Dechert LLP
45 Fremont Street, 26th Floor
San Francisco, CA 94105
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Shareholder Services
1-866-270-7788
Website
Virtus.com

Computershare Investor Services
P. O. Box 43078
Providence, RI 02940-3078

For more information about Virtus Closed-End Funds,
please contact us at 1-866-270-7788 or
closedendfunds@virtus.com, or visit Virtus.com.
855903-26

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is filed as an Exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

As of the end of the period covered by the report, the Registrant’s Board of Trustees had determined that each of Donald C. Burke and Brian T. Zino is qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

(a)(3)	Not Applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $40,973 for 2026 and $40,973 for 2025.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,971 for 2026 and $1,798 for 2025. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,314 for 2026 and $7,647 for 2025.

“Tax Fees” are those primarily associated with review of the Fund’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Fund’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Fund, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2026 and $0 for 2025.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Virtus Diversified Income & Convertible Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PricewaterhouseCoopers LLP. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s adviser(s) or any entity controlling, controlled by, or under common control with the Fund’s adviser(s) that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each non-audit service, and ratifies those non-audit services that are not included in the general pre-approval, at the next regularly scheduled Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $10,314 for 2026 and $7,647 for 2025.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee.

A the end of the reporting period, the members of the audit committee were Donald C. Burke, Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, Connie D. McDaniel, R. Keith Walton and Brian T. Zino. Effective February 27, 2026, the members of the audit committee are Donald C. Burke, Sarah E. Cogan, F. Ford Drummond, Connie D. McDaniel, R. Keith Walton and Brian T. Zino.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable for Closed-End Management Investment Companies.

(b)	Not applicable for Closed-End Management Investment Companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The information required by this Item is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has adopted a Policy Regarding Proxy Voting (the “Policy”) stating the Fund’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund or its voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund or its voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Fund’s adviser or subadviser is responsible for voting proxies for the Fund, or for delegating such responsibility to a qualified, independent organization engaged by the adviser or subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of the affected fund shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the funds both are designed to further the best economic interests of the affected fund shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Policy specifies the types of factors to be considered when analyzing and voting proxies on certain issues when voting in accordance with the Policy, including, but not limited to:

•	Anti-takeover measures – the overall long-term financial performance of the target company relative to its industry competition.

•	Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with changes in capital structure.

•	Contested elections – the qualifications of all nominees; independence and attendance record of board and key committee members; entrenchment devices in place that may reduce accountability.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•

Shareholder proposals – whether the proposal is likely to enhance or protect shareholder value; whether identified issues are more appropriately or effectively addressed by legal or regulatory changes; whether the issuer has already appropriately addressed the identified issues; whether the proposal is unduly burdensome or prescriptive; whether the issuer’s existing approach to the identified issues is comparable to industry best practice.

The Fund and its voting delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadviser, other voting delegate, or any affiliated person of the Fund, on the other hand.

Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the adviser may vote proxies where the subadviser has a direct conflict of interest. The Policy requires each adviser/subadviser that is a voting delegate to notify the Chief Compliance Officer of the Fund (or, in the case of a subadviser, the Chief Compliance Officer of the adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the Fund’s shareholders. No adviser/subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the Chief Compliance Officer of the Fund.

The Policy further imposes certain record-keeping and reporting requirements on each adviser/subadviser or other voting delegate.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.

Following is information about the policies and procedures followed by the subadviser to the Fund in voting proxies for the Fund.

Voya Investment Management Co. LLC (“Voya Investment Management”) has been delegated the authority to vote proxies for the Fund. Voya Investment Management has adopted proxy voting policies, procedures and guidelines in an effort to ensure proxies are voted in the best interests of its clients and the value of the investment, and to address any real or perceived conflicts of interest in proxy voting. Proxies of the Fund will be voted subject to Voya Investment Management’s policy. Voya Investment Management’s Proxy Committee oversees the implementation of Voya Investment Management’s proxy voting procedures and guidelines including potential conflicts of interest. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of filing this report, the Fund’s subadviser is Voya Investment Management. The names, titles and length of service of the person(s) employed by or associated with the registrant or an investment adviser of the registrant who is primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing this report:

Justin M. Kass, CFA

Senior Managing Director, Chief Investment Officer, Head of Income & Growth

Industry start date: 1998

Start date as fund Portfolio Manager: 2015

Justin Kass is chief investment officer, head of income and growth at Voya Investment Management. He joined the firm following Voya’s integration of certain assets and teams comprising the substantial majority of Allianz Global Investors U.S. (“AllianzGI”) business, where he was a portfolio manager, managing director, CIO and co-head of the U.S. income and growth strategies team with portfolio management, research and trading responsibilities for the income and growth strategies team. Prior to that at AllianzGI, Mr. Kass held portfolio manager responsibilities for the U.S. convertible strategy and was a lead portfolio manager for the income and growth strategy since its inception. In that role, he was also responsible for managing multiple closed-end and open-end mutual funds.

Mr. Kass earned a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management. He is a CFA® Charterholder.

Michael E. Yee

Managing Director, Lead Portfolio Manager – Income & Growth

Industry start date: 1994

Start date as fund Portfolio Manager: 2015

Michael Yee is a lead portfolio manager, income and growth at Voya Investment Management. He joined the firm following Voya’s integration of certain assets and teams comprising the substantial majority of Allianz Global Investors U.S. (“AllianzGI”) business, where he was a portfolio manager and managing director with portfolio management, research and trading responsibilities for the income and growth strategies team. He also served as a lead portfolio manager for the income and growth strategy since inception and was responsible for managing multiple closed-end and open-end mutual funds. Prior to that, Mr. Yee was an analyst for the global and systematic team with responsibilities focused on U.S. large cap equity strategies and worked in global portfolio administration and client service. Previously, he was a financial consultant for Priority One Financial/Liberty Foundation.

Mr. Yee earned a B.S. from the University of California, San Diego, and an M.B.A. from San Diego State University.

David J. Oberto

Senior Vice President, Lead Portfolio Manager – Income & Growth

Industry start date: 2003

Start date as fund Portfolio Manager: 2022

David Oberto is a lead portfolio manager, income and growth at Voya Investment Management. He joined the firm following Voya’s integration of certain assets and teams comprising the substantial majority of Allianz Global Investors U.S. business, where he was a portfolio manager and director with portfolio management, research and trading responsibilities for the income and growth strategies team.

Mr. Oberto served as portfolio manager for the U.S. High Yield Bond strategy and was also responsible for managing multiple closed-end and open-end mutual funds. Prior to that, he was a portfolio administrator, a credit default swaps (CDS) account manager and a trade-closer at Bain Capital.

Mr. Oberto earned a B.S.B.A. with a concentration in finance and a minor in economics from Fordham University and an M.S. in finance from the D’Amore-McKim School of Business at Northeastern University.

Ethan Turner, CFA

Vice President, Portfolio Manager – Income & Growth

Industry start date: 2005

Start date as fund Portfolio Manager: 2023

Ethan Turner is a portfolio manager, income and growth, at Voya Investment Management. Mr. Turner joined the firm following Voya’s integration of certain assets and teams comprising the substantial majority of Allianz Global Investors U.S. (“AllianzGI”) business, where he was an analyst and vice president with research responsibilities for the income and growth strategies team. Prior to that at AllianzGI, he was a trading assistant. Prior to that, Mr. Turner was a lead analyst covering the financial sector at Relational Investors and a financial analyst at Sunstone Hotel Investors.

Mr. Turner earned a B.S. from San Diego State University and an M.B.A. from the Anderson School of Management at the University of California, Los Angeles. He is a CFA® charterholder.

K. Mathew Axline, CFA

Portfolio Manager – Income & Growth

Industry start date: 2003

Start date as fund Portfolio Manager: 2025

K. Mathew Axline is a portfolio manager, income and growth at Voya Investment Management. Prior to joining Voya in 2023, he was a portfolio manager, global small-cap team at Macquarie Investment Management, which he joined in 2020. Prior to that, he was a portfolio manager at Allianz Global Investors U.S. for the firm’s global small-cap, global smid-cap, US small-cap, and US micro-cap portfolios. Previously, Mr. Axline was an associate with Pescadero Ventures, LLC, as business-development manager for Icarian, Inc. and a wealth management advisor with Merrill Lynch, Pierce, Fenner & Smith.

Mr. Axline earned an MBA from Indiana University’s Kelley School of Business and a B.S. from The Ohio State University. Mr. Axline is a CFA® charterholder.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Members and Potential Conflicts of Interest

Voya Investment Management

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the subadviser may have in place that could benefit the Fund and/or such other accounts. The Board has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each subadviser is required to certify its compliance with these procedures on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by the portfolio managers since the portfolio managers generally manage funds and other accounts having similar investment strategies.

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2026 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
Justin M. Kass	Registered Investment Companies:	10	$10,049	0	0
	Other Pooled Investment Vehicles:	43	62,021	0	0
	Other Accounts:	12	1,718	0	0
Michael E. Yee	Registered Investment Companies:	6	8,250	0	0
	Other Pooled Investment Vehicles:	43	62,021	0	0
	Other Accounts:	6	1,425	0	0

David Oberto	Registered Investment Companies:	8	9,520	0	0
	Other Pooled Investment Vehicles:	47	64,728	0	0
	Other Accounts:	6	1,425	0	0
Ethan Turner	Registered Investment Companies:	9	9,833	0	0
	Other Pooled Investment Vehicles:	40	62,691	0	0
	Other Accounts:	6	1,425	0	0
K. Mathew Axline	Registered Investment Companies:	6	8,534	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

As of January 31, 2026, the following explains the compensation structure of each individual employed by Voya Investment Management (“Voya”) who shares primary responsibility for day-to-day portfolio management of the Fund:

Compensation Structure

The compensation system for investment professionals with Voya IM is based on base salary, performance bonus, and equity or equity-like incentives or other long-term retention programs.

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of the parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya company stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team. The results for overall Voya scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

Voya’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan.

Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya sub-advised funds, each subject to a three-year cliff-vesting schedule. If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

(a)(4) Disclosure of Securities Ownership

The following summarizes the dollar range of securities each portfolio manager beneficially owned of the Fund as of January 31, 2026:

Virtus Diversified Income & Convertible Fund

Portfolio Manager	Fund Ownership
Justin Kass	$100,001 - $500,000
Michael Yee	None
David Oberto	None
Ethan Turner	None
K. Mathew Axline	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(c)	A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid for the six months ended January 31, 2026 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Diversified Income & Convertible Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date 4/9/26

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date 4/9/26

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)

Date 4/9/26

*	Print the name and title of each signing officer under his or her signature.